As filed with the Securities and Exchange Commission on April 3, 2015
1933 Act Registration No. 333-141768
1940 Act Registration No. 811-08651
CIK No. 0001055225

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 12
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 73
LLANY Separate Account R for Flexible Premium Variable Life Insurance
(Exact Name of Registrant)
Lincoln SVUL-IV
Lincoln PreservationEdge® SVUL
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
(Exact Name of Depositor)
100 Madison Street, Suite 1860
Syracuse, NY 13202
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (315) 428-8400
Robert O. Sheppard, Esquire
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
(Name and Address of Agent for Service)
Copy to:
John L. Reizian
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2014 was filed March 24, 2015.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2015 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 18, 2013.

Supplement Dated May 1, 2015 to Prospectuses Dated May 1, 2015

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Products: VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

LLANY Separate Account R for Flexible Premium Variable Life

Products: SVUL-IV, PreservationEdge® SVUL

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Products: LCV5, Lincoln Corporate Commitment VUL

Issued by Lincoln Life & Annuity Company of New York

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.  A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.  Except as amended by this supplement, all information in your product prospectus applies.  The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Northern Cross, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by DSM Capital Partners, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

(Subadvised by AJO, LP)
This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Prospectus 1

LLANY Separate Account R for Flexible Premium Variable Life Insurance
Lincoln Life & Annuity Company of New York
Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860
Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds

This prospectus describes Lincoln SVUL-IV, a flexible premium variable life insurance contract (the “Policy”), offered by Lincoln Life & Annuity Company of New York (“Lincoln Life”, “the Company”, “We”, “Us”, “Our”). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The Policy described in this prospectus is available only in New York.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R, established on January 29, 1998 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP Trust
•	Deutsche Investments VIT Funds
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Janus Aspen Series
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust II
•	Neuberger Berman Advisers Management Trust
•	PIMCO Variable Insurance Trust

Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
Prospectus Dated: May 1, 2015

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection on the lives of two Insureds. Upon the death of the first Insured, the Policy pays no death benefit. The Policy will pay the death benefit only when the second Insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are
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relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Surrender Charges are assessed if you surrender your Policy within the first 14 Policy Years, and fees assessed for Partial Surrenders in all Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Attack. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, (any third party administrator), the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing orders from our website or with the Underlying Funds, impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
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Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge as a percentage of Premiums paid (Premium Load). Note: Includes 3.0% charge for state and federal tax obligations.	When you pay a Premium.	8%[1]
Surrender Charge*[2]
A dollar amount per $1,000 of Specified Amount.	Upon Full Surrender of your Policy (years 1-14). When you make certain Specified Amount decreases (years 1-10).
Maximum Charge		$37.52 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$13.68 per $1,000
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	The lesser of $25 or 2% of the amount surrendered.
Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.
[1]	The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 5.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
[2]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
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Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$0.02 per $1,000
Mortality and Expense Risk Charge (“M&E”)	Daily (at the end of each Valuation Day).	A percentage of the value of the Separate Account, guaranteed at an effective annual rate of 0.60%.[2]
Administrative Fee*	Monthly
Flat Fee; plus		$10 in all years
For the first 10 Policy Years from Policy Date or increase in Specified Amount, a monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount:
Maximum and		$0.17 per $1,000
Minimum Charge		$0.03 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco.		$0.11 per $1,000
Policy Loan Interest	Annually	5.0% annually of the amount held in the Loan Account.[3]
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 10,000% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.

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[2]	Guaranteed at an effective annual rate of 0.60% in Policy Years 1-19, and 0.20% in Policy Years 20 and beyond.
[3]	Annual interest rate of 5% in years 1-10, and 4% in years 11 and later.

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Rider Charges		Individualized based on optional Rider(s) selected.
Accounting Value Rider	N/A	There is no charge for this rider.
Overloan Protection Rider	One-time charge when you elect to use the benefit.	Maximum charge of 5% of the then current Accumulation Value.
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.
Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	2.40% [1]	0.21%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 1.71%. These waivers and reductions generally extend through April 30, 2016 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the
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Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.48% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 99% of the first year Premium and 27% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash
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bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or
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support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
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Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital. (formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital.
(formerly AllianceBernstein VPS Growth and Income Portfolio)
This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital.
(formerly AllianceBernstein VPS International Value Portfolio)
This fund is available only to existing Owners as of May 21, 2012. Consult your financial advisor.
•	AB VPS Large Cap Growth Portfolio (Class A): Long-term growth of capital.
(formerly AllianceBernstein VPS Large Cap Growth Portfolio)
This fund is available only to existing Owners as of May 16, 2005. Consult your financial advisor.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital. (formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio)
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Capital growth.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, Inc.
•	Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income. This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.
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•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Growth Series (Standard Class): Long-term capital appreciation.
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Investments VIT Funds, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.
This fund is available only to existing Owners as of May 21, 2007. Consult your financial advisor.
•	Deutsche Small Cap Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
This fund is available only to existing Owners as of May 21, 2007. Consult your financial advisor.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Equity-Income Portfolio (Service Class): Reasonable income with consideration of the potential for capital appreciation.
This fund is available only to existing Owners as of May 16, 2005. Consult your financial advisor.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund and the Templeton Global Bond VIP Fund, by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 21, 2007. Consult your financial advisor.
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Janus Aspen Series, advised by Janus Capital Management LLC.
•	Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
This fund is available only to existing Owners as of May 16, 2005. Consult your financial advisor.
•	Enterprise Portfolio (Service Shares): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2005. Consult your financial advisor.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return. This fund will be available on or about May 11, 2015. Consult your financial advisor.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Core Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
(formerly LVIP BlackRock Emerging Markets RPM Fund)
•	LVIP BlackRock Equity Dividend Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
(formerly LVIP BlackRock Equity Dividend RPM Fund)
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Standard Class)*: Long-term capital growth. This fund is only available to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Dimensional International Core Equity Managed Volatility Fund (Standard Class)(2): Long-term
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capital appreciation. (formerly LVIP Dimensional Non-U.S. Equity RPM Fund)
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class)*: Long-term capital appreciation.
(formerly LVIP Delaware Growth and Income Fund)
This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation. (formerly LVIP Dimensional U.S. Equity RPM Fund)
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class)(2): Total return consistent with preservation of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.
(formerly LVIP Managed Risk Profile Conservative Fund)
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
(formerly LVIP Managed Risk Profile Growth Fund)
•	LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
(formerly LVIP Managed Risk Profile Moderate Fund)
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Standard Class)(2): Capital appreciation and current income. (formerly LVIP Invesco Diversified Equity-Income RPM Fund)
•	LVIP Ivy Mid Cap Growth Managed Volatility Fund (Standard Class): Capital appreciation. (formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation. (formerly LVIP JPMorgan Mid Cap Value RPM Fund)
•	LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
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•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Money Market Fund (Standard Class)*: To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class)(2): Long-term growth of capital. (formerly LVIP Multi-Manager Global Equity RPM Fund)
•	LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund (Standard Class)(2): Long-term growth of capital. (formerly LVIP SSgA Global Tactical Allocation RPM Fund)
•	LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP Templeton Growth Managed Volatility Fund (Standard Class): Long-term capital growth. (formerly LVIP Templeton Growth RPM Fund)
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(2): High level of current income and
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growth of capital, with an emphasis on growth of capital. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP UBS Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital. (formerly LVIP UBS Large Cap Growth RPM Fund)
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP VIP Mid Cap Managed Volatility Portfolio (Standard Class)(2): Capital appreciation. (formerly LVIP VIP Mid Cap RPM Portfolio)
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth. (formerly LVIP Capital Growth Fund)
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (formerly LVIP Mid-Cap Value Fund)
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Initial Class): Capital appreciation.
•	MFS® VIT Total Return Series (Initial Class): Total return. This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
•	MFS® VIT Utilities Series (Initial Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Core Equity Portfolio (Initial Class): Capital appreciation.
(formerly MFS VIT Core Equity Series)
This fund is available only to existing Owners as of May 16, 2005. Consult your financial advisor.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Mid-Cap Growth Portfolio (I Class): Growth of capital. This fund is available only to existing Owners as of May 21, 2007. Consult your financial advisor.
•	Mid-Cap Intrinsic Value Portfolio (I Class): Growth of capital. This fund is available only to existing Owners as of May 21, 2007. Consult your financial advisor.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(1)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S& P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
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(2)	These are “Fund of Funds” and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund if:
1)	the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or
2)	the Sub-Account has not attracted significant Owner allocations; or
3)	in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.
We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the
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same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the Underlying Funds and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, may be deducted in two ways:
1)	Proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.
2)	From the Net Accumulation Value of specific Underlying Funds which you have designated.
If you have selected designated Underlying Funds, and in a given month there is not sufficient value in those Underlying Funds to cover the Monthly Deduction, we will take the remaining Monthly Deduction pro rata from the rest of the Underlying Funds in your Policy that have value.
If you have not selected designated Underlying Funds, the Monthly Deductions will be taken pro rata from all of the Underlying Funds in your Policy that have value.
The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated funds at any time prior to a Monthly Anniversary Day by contacting our Administrative Office.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct a maximum of 8% from each Premium Payment during the first Policy Year and a maximum of 4% thereafter. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.”
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Surrender Charges
A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
The Surrender Charge varies by age of the Insureds, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $37.52 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.
The duration of the Surrender Charge is 14 years for Full Surrenders and 10 years for decreases in Specified Amount.
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 14 years following policy issue, or any increase in Specified Amount.
Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:
A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:
1)	occurs after the tenth Policy Anniversary following Policy issue; or
2)	is directly caused by a death benefit option change; or
3)	is caused by a Partial Surrender; or
4)	when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.
B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:
1)	is the amount of this decrease plus any prior decreases;
2)	is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;
3)	is the Initial Specified Amount; and
4)	is the then applicable Surrender Charge from the schedule in the Policy.
We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.
Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the Policy’s value.
Any surrender may have tax implications. Consult your tax or other financial advisor before initiating a surrender.
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Partial Surrender Fee
No Surrender Charge is imposed on a Partial Surrender, but an Administrative Fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the Partial Surrender proceeds are taken.
Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a daily Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.60% in Policy Years 1-19 and 0.20% in Policy Years 20 and beyond.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the second Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of each Insured. Please note that it will generally increase each Policy Year as the Insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
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Administrative Fee
There is a flat Monthly Deduction of $10. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
For the first 120 months from Policy Issue Date or increase in Specified Amount, there is an additional charge which will never exceed $0.17 per $1,000 of Initial Specified Amount or increase in Specified Amount. The charge is based on the younger Insured’s age and the Specified Amount. If an increase occurs, the younger Insured’s current insurance age will be the issue age for the new coverage.
Policy Loan Interest
If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5% in years 1-10, 4% in years 11 and beyond. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 4% interest on the Loan Account Value in all years.
Rider Charges
Overloan Protection Rider.  There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the second Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insureds and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue ages; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insureds will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
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Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insureds and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insureds. Based on our review of medical information about the proposed Insureds, we may decline to provide insurance, or we may place the proposed Insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insureds' age, underwriting category, and gender, the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each Insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	optional No-Lapse Protection and riders;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as at least one of the Insureds is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and , to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you
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or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right To Examine Period
You may return your Policy to us for cancellation within 45 days of the date the application is signed or 10 days after you receive the Policy (60 days for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you all Premium Payments. If a Premium Payment was made by check, there may be a delay until the check clears.
Any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the Policy is returned for cancellation within the Right to Examine Period, we will return the full amount of any Premium Payments made.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts.
During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
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Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
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Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 to 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Optional Sub-Account Allocation Programs
You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.
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Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Fixed Account can only be elected at the time your Policy is issued. Transfers from the money market Sub-Account may be elected at any time while your Policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;
2)	seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered or otherwise terminates.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Accounting Value Rider.  If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum Premium requirements for this rider. If your Policy is fully surrendered in the first five Policy Years, this rider provides enhanced Surrender Values by using a table of alternate Surrender Charges. The rider does not provide for enhanced Surrender Value for Partial Surrenders and loans. There is no charge for this rider.
Overloan Protection Rider.   If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
If your Policy is issued on or after May 22, 2006, we will automatically issue this rider with your Policy. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.
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Continuation of Coverage
If at least one of the Insureds is still living when the younger Insured attains, or would have attained, age 100, and the Policy has not been surrendered, the Policy will remain in force until policy surrender or death of the second Insured. However, there are certain changes that will take place:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;
3)	policy values held in the Separate Account will be transferred to the Fixed Account;
4)	we will continue to credit interest to the Fixed Account; and
5)	we will no longer transfer amounts to the Sub-Accounts.
Loan interest will continue to accrue on any outstanding loans.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the second Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to maintain the No-Lapse Provision or to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid any time before the younger Insured attains, or would have attained, age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy
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as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the Loan Account; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
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The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited daily at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4%) or a higher rate determined by the Company.
The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 4% in all years.
The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the “Riders” section of this prospectus for more information.
Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1)	the amount determined by the death benefit option in effect on the date of the death of the second Insured, less any Indebtedness; or
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2)	a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. A schedule of these percentages is in your Policy. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $250,000)	None; level death benefit
2	Sum of the Specified Amount plus the Net Accumulation Value as of the date of the second Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
3	Sum of the Specified Amount plus the accumulated Premiums (all Premiums paid minus the cumulative policy factor, if that factor is elected) up to the limit shown in the Policy Specifications, as of the date of the second Insured’s death. Any Premium paid that will cause the Death Benefit Proceeds to exceed this limit will be applied to the Policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:
a) the applicable monthly rate then used by the Internal Revenue Service (IRS); or
b) an alternative monthly rate permitted by the IRS; times
	c) the Specified Amount divided by 1000.	Will generally increase, depending on the amount of Premium paid.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently $250,000.
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The Specified Amount will be reduced by the Accumulation Value as of the effective date of change.
2 to 1	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
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Option change	Impact
1 to 3	The Specified Amount will not change.
3 to 1	The Specified Amount will be increased by accumulated Premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.
2 to 3	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
3 to 2	• If the Accumulation Value is greater than the accumulated Premium (less cumulative policy factor if that factor elected), the Specified Amount will be reduced by the Accumulation Value less accumulated Premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.
• If the Accumulation Value is less than the accumulated Premium (less the cumulative policy factor if elected), the Specified Amount will be increased by the accumulated Premium (less the cumulative policy factor if that factor is elected), less the Accumulation Value as of the effective date of change.
A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A schedule of Surrender Charges is included in each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.
The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the Policy’s death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the Policy’s death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both Insureds. This notification must include a certified copy of an official death certificate for each Insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each Insured, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of both Insureds, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine® account in the recipient’s name as the Owner of the account.
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SecureLine® is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine®, an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient’s SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient’s account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient’s SecureLine® account may be more or less than the rate earned on funds held in Lincoln’s General Account.
There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the Policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the “Surrender Value”).
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
At any time, you may transfer all of the Separate Account Value to the Fixed Account and then surrender the Policy for reduced guaranteed nonparticipating paid-up insurance. No Monthly Administrative Fees will apply to such paid-up insurance. The amount of paid-up insurance will be that which the Surrender Value will purchase as a net single
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Premium at the Insureds' then attained ages, using the guaranteed interest and mortality basis of the original Policy. The paid-up insurance will not include any additional benefits provided by rider under the original Policy.
As of January 17, 2012, we no longer offer SecureLine® for surrenders. SecureLine® is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for Death Benefit Proceeds. Please see “Death Benefit Proceeds” section in this prospectus for more information about SecureLine®.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender and our Administrative Fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value and the Specified Amount.
2	Will reduce the Accumulation Value, but not the Specified Amount.
3	Will reduce the accumulated Premiums, and the Specified Amount to the extent that the amount of the Partial Surrender exceeds the accumulated Premiums.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
We may at our discretion decline any request for a Partial Surrender.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.
The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy’s death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues at an effective annual rate of 5% in years 1-10 and 4% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 4% in all years, so the net cost of your Policy Loan is 1% in years 1-10 and 0% thereafter.
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Your outstanding loan balance may be repaid at any time as long as at least one of the Insureds is living. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the No-Lapse Provision is in effect. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, unless the No-Lapse Provision is in effect, all policy coverage will terminate. This is referred to as Policy Lapse. The Net Accumulation Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount stated in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the second Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
No-Lapse Provision
Your Policy includes a No-Lapse Provision. This means that your Policy will not lapse as long as you have paid the required No-Lapse Premium. The No-Lapse Premium is the cumulative Premium required to maintain the No-Lapse Provision, preventing your Policy from lapse, and is shown in the Policy Specifications.
There is no difference in the calculation of policy values and death benefit between a policy that has the No-Lapse Provision, and a policy that does not. This is true whether or not the No-Lapse Provision is active and keeping the Policy from lapsing.
There is no charge for this feature. It is only available with death benefit options 1 and 2.
There are three levels of No-Lapse Protection:
1)	a guarantee until the younger Insured reaches, or would have reached, age 100 (must be selected at time of Policy application);
2)	a guarantee for the first 20 Policy Years; and
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3)	a guarantee for the first 10 Policy Years.

Level	Lapse Protection	Provision will terminate upon the earliest of
Age 100	If elected, a payment of the age 100 No-Lapse Premium is due as of the Date of Issue and each Monthly Anniversary Day to guarantee the Policy will not lapse before the younger Insured reaches, or would have reached, age 100. All, or a portion of, the remaining monthly Premiums can be paid in advance at any time.

As long as the sum of all Premium Payments (less any Indebtedness and Partial Surrenders) is at least equal to the sum of the age 100 No-Lapse Premiums since the Date of Issue, the Policy will not lapse until the younger Insured reaches, or would have reached, age 100, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions.	1) the age 100 Premium requirement is not met,
2) there is a change in the death benefit option, or
3) the younger Insured reaches, or would have reached, age 100.

A period of at least 61 days will be granted for the age 100 No-Lapse Premium if on any Monthly Anniversary Day it is determined that the age 100 No-Lapse Premium has not been met. At least 31 days before the end of that period, we will notify you of the amount of Premium necessary to maintain the age 100 No-Lapse Provision.

Once the age 100 No-Lapse Provision is terminated, it cannot be reinstated. However, you may still qualify for either the 20 year or 10 year No-Lapse Provision.
First 20 Policy Years	During the first 20 years the Policy will not lapse, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions, as long as the sum of:

• all Premium Payments (less any Partial Surrenders) accumulated at 4% interest

• minus any Indebtedness

is at least equal to the sum of the 20 year No-Lapse Premiums due since Date of Issue (shown in the Policy Specifications), accumulated at 4% interest.	1) a change in the death benefit option,
2) the younger Insured reaches, or would have reached, age 100, or
3) the beginning of the 21st Policy Year.

Failure to meet the No-Lapse Premium requirement during the first 20 years does not terminate the No-Lapse Provision. Any Premium shortfall can be made up while the Policy is in force or during the Policy’s Grace Period.

Continuing to pay the 20 year No-Lapse Premium beyond the termination of the 20 year No-Lapse Provision does not guarantee that the Policy will not lapse. Payments must be sufficient to cover your Monthly Deductions.

However, you may still qualify for the 10 year No-Lapse Provision.
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Level	Lapse Protection	Provision will terminate upon the earliest of
First 10 Policy Years	During the first 10 years the Policy will not lapse, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions, as long as the sum of:

• all Premium Payments (less any Partial Surrenders) accumulated at 4% interest

• minus any Indebtedness

is at least equal to the sum of the 10 year No-Lapse Premiums due since Date of Issue (shown in the Policy Specifications), accumulated at 4% interest.	1) a change in the death benefit option,
2) the younger Insured reaches, or would have reached, age 100, or
3) the beginning of the 11th Policy Year.

Failure to meet the No-Lapse Premium requirement during the first 10 years does not terminate the No-Lapse Provision. Any Premium shortfall can be made up while the Policy is in force or during the Policy’s Grace Period.

Continuing to pay the 10 year No-Lapse Premium beyond the termination of the 10 year No-Lapse Provision does not guarantee that the Policy will not lapse. Payments must be sufficient to cover your Monthly Deductions.
If you fail to satisfy the requirements for the age 100, 20 year and 10 year No-Lapse Provisions, and you have paid insufficient Premium to cover your Monthly Deductions, the Policy, after notice, and expiration of the Policy’s Grace Period, will lapse.
Your levels of No-Lapse Premiums are shown on the Policy Specifications pages. To determine if you are meeting the cumulative Premium Payment required to retain the No-Lapse Protection, review your most recent quarterly statement or contact our Administrative Office.
If the No-Lapse Provision terminates, the Premiums you must pay to keep the Policy in force may be significantly higher than the No-Lapse Premium would have been. If you pay only the minimum Premium needed to keep the No-Lapse Provision in force, you may be foregoing the potential for increased Accumulation Value that higher Premium Payments could provide.
Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.
Reinstatement of a Lapsed Policy
If the No-Lapse Provision is not in effect, and your Policy has lapsed, you may reinstate your Policy within five years of the Policy Lapse date, if both Insureds are living, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability of both Insureds is furnished to us and we agree to accept the risk for both Insureds;
4)	we receive a payment sufficient to keep your Policy in force for at least two months; and
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5)	any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day after the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which your Policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which limits Premiums paid depending upon the Insureds' ages, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the second Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the Insureds' ages, gender, and risk classification. We do not apply this test to the Policy.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes
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that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the second Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the second Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Penalty Taxes Payable on Withdrawals.  A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one
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contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
Last Survivor Contract
Although we believe that the Policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your Premium (with earnings) and impose higher Cost of Insurance Charges in the future.
Due to the coverage of more than one Insured under the Policy, there are special considerations in applying the 7-Pay Test. For example, a reduction in the death benefit at any time, such as may occur upon a Partial Surrender, may cause the Policy to be a MEC. Also and more generally, the manner of applying the 7-Pay Test is somewhat uncertain in the case of policies covering more than one Insured.
Other Considerations
Insured Lives Past Age 100.  If the younger Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life
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insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the younger Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
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Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
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FINANCIAL STATEMENTS
The December 31, 2014 financial statements of the Separate Account and the December 31, 2014 financial statements of the Company are located in the SAI.
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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Checkbook Service for Disbursements
Administrative Services
POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Right to Convert Contract
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age or Gender
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company
The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com
LLANY Separate Account R for Flexible Premium Variable Life Insurance
1933 Act Registration No. 333-141768
1940 Act Registration No. 811-08651
End of Prospectus
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GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your
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Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Date of Issue, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Date of Issue and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
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Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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SAI 1

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2015
Relating to Prospectus Dated May 1, 2015 for
Lincoln SVUL-IV product
LLANY Separate Account R for Flexible Premium Variable Life Insurance, Registrant
Lincoln Life & Annuity Company of New York, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln NY SVUL-IV product prospectus.
TABLE OF CONTENTS OF THE SAI

GENERAL INFORMATION
Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
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In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $959,996 in 2014, $1,346,955 in 2013 and $387,305 in 2012 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or
3

its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S& P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and Beneficiaries, which would impact claim payments and reserves, among other consequences.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the LLANY Separate
4

Account R for Flexible Premium Variable Life Insurance as of December 31, 2014 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2014; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
Administrative Services
Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.
POLICY INFORMATION
Assignment
While either Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such Indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Change of Ownership
As long as either Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in Good Order. We may require that the Policy be submitted to us for endorsement before making a change.
5

Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while either Insured is living, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of the latest signature in Good Order.
If any Beneficiary dies before the death of the second Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives at the time of the death of the second Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, attained age and rating class of the Insureds at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new Policy will have the same initial amount of insurance, date of issue and age of the insured as the original Policy.
You may exchange the Policy for separate single life policies on each of the Insureds under any of the following circumstances:
(1)	a change in the Internal Revenue Code (IRC) that would result in a less favorable tax treatment of the insurance provided under this Policy,
(2)	the Insureds are legally divorced while this Policy is in force, or
(3)	the Insureds’ business is legally dissolved while the Policy is in force.
An exchange for separate policies is subject to all of the following conditions:
(1)	both Insureds are alive and the Policy is in force at the time of the change in circumstances noted above,
(2)	both Insureds furnish evidence of insurability satisfactory to the Company, unless
(a)	the exchange is applied for within 12 months of the enactment of the change in the IRC, or (b) the exchange is applied for within 24 months of the date of legal divorce with the exchange to become effective after 24 months following the date of legal divorce,
(3)	the amount of insurance of each new Policy is not larger than one half of the amount of insurance then in force under this Policy, and
(4)	any other requirements as determined by the Company are met.
6

The new Policy will not take effect until the date all such requirements are met. The Premium for each new Policy is determined according to the Company’s rates in effect at that time for that Policy based on each Insureds’ attained age and premium class, if that premium class is available on a single-life basis. If either Insureds’ premium class is not available on a single-life basis, the new Policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for an premium class that is available.
Settlement Options
You may elect or change a settlement option while at least one Insured is alive. If you have not irrevocably selected a settlement option, the Beneficiary may elect to change the settlement option within 90 days after the second Insured dies. If no settlement option is selected, the Death Benefit Proceeds will be paid in a lump sum.
If you assign your Policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining Death Benefit Proceeds as elected.
Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the settlement option may be changed.
You have at least four settlement options:
1)	an annuity for the lifetime of the payee;
2)	an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;
3)	monthly payments for a stated number of years, at least five but no more than thirty; or
4)	payment of a maximum of 3% interest annually on the sum left on deposit.
We may offer you or your Beneficiary additional settlement options in the future.
Deferment of Payments
Amounts payable as a result of loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the Death Benefit Proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase.
Misstatement of Age or Gender
If the age or gender of either Insureds has been misstated, benefits will be adjusted based on the following values:
1)	the net amount at risk at the time of the second Insured’s death;
7

2)	the ratio of the monthly cost of insurance applied in the Policy Month of death to the monthly cost of insurance that should have been applied at the true age and gender in the Policy Month of death; and
3)	the Accumulation Value at the time of the second Insured’s death.
The amount of Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3.
Suicide
If the second Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the second Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
8

P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2014 financial statements of the Separate Account and the December 31, 2014 financial statements of the Company follow.
9

Supplement Dated May 1, 2015 to Prospectuses Dated May 1, 2015

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Products: VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

LLANY Separate Account R for Flexible Premium Variable Life

Products: SVUL-IV, PreservationEdge® SVUL

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Products: LCV5, Lincoln Corporate Commitment VUL

Issued by Lincoln Life & Annuity Company of New York

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.  A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.  Except as amended by this supplement, all information in your product prospectus applies.  The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Northern Cross, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by DSM Capital Partners, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

(Subadvised by AJO, LP)
This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Prospectus 2

LLANY Separate Account R for Flexible Premium Variable Life Insurance
Lincoln Life & Annuity Company of New York
Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860
Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds

This prospectus describes Lincoln PreservationEdge® SVUL, a flexible premium variable life insurance contract (the “Policy”), offered by Lincoln Life & Annuity Company of New York (“Lincoln Life”, “the Company”, “We”, “Us”, “Our”). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The Policy described in this prospectus is available only in New York.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R, established on January 29, 1998 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	PIMCO Variable Insurance Trust
Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
Prospectus Dated: May 1, 2015

POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection on the lives of two Insureds. Upon the death of the first Insured, the Policy pays no death benefit. The Policy will pay the death benefit only when the second Insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Surrender Charges are assessed if you surrender your Policy within the first 10 Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Attack. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, (any third party administrator), the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing orders from our website or with the Underlying Funds, impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge as a percentage of Premiums paid (Premium Load). Note: Includes 3.0% charge for state and federal tax obligations.	When you pay a Premium.	3.5%[1]
Surrender Charge*[2]
A dollar amount per $1,000 of Specified Amount.	Upon Full Surrender of your Policy and when you make certain Specified Amount decreases (years 1-10).
Maximum Charge		$45.27 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$25.75 per $1,000.
Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.
[1]	The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 5.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
[2]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.

Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$83.33 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$0.00005 per $1,000.
Mortality and Expense Risk Charge (“M&E”)	Daily (at the end of each Valuation Day).	A percentage of the value of the Separate Account, guaranteed at an effective annual rate of 0.10%.[2]
Administrative Fee*	Monthly
Flat Fee; plus		$10 in all years
For the first 10 Policy Years from Issue Date or increase in Specified Amount, a monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount:
Maximum and		$0.90 per $1,000.
Minimum Charge		$0.06834 per $1,000.
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco.		$0.22334 per $1,000.
Policy Loan Interest	Annually	4.0% annually of the amount held in the Loan Account.[3]
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 135% to 5,000% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	Guaranteed at an effective annual rate of 0.10% in Policy Years 1-20 and 0.00% in Policy Years 21 and beyond.
[3]	Annual interest rate of 4% in years 1-10, and 3.1% in years 11 and later.

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Rider Charges		Individualized based on optional Rider(s) selected.
Overloan Protection Rider	One-time charge when you elect to use the benefit.	Maximum charge of 5% of the then current Accumulation Value.
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.
Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	2.40% [1]	0.21%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 1.71%. These waivers and reductions generally extend through April 30, 2016 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the

Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.48% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 99% of the first year Premium and 27% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital. (formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital.
(formerly AllianceBernstein VPS Growth and Income Portfolio)
This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital.
(formerly AllianceBernstein VPS International Value Portfolio)
This fund is available only to existing Owners as of May 21, 2012. Consult your financial advisor.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital. (formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio)
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Capital growth.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income. This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.

•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Growth Series (Standard Class): Long-term capital appreciation.
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund and the Templeton Global Bond VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return. This fund will be available on or about May 11, 2015. Consult your financial advisor.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Core Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
(formerly LVIP BlackRock Emerging Markets RPM Fund)
•	LVIP BlackRock Equity Dividend Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
(formerly LVIP BlackRock Equity Dividend RPM Fund)
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.

•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Standard Class)*: Long-term capital growth. This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Dimensional International Core Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation. (formerly LVIP Dimensional Non-U.S. Equity RPM Fund)
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class)*: Long-term capital appreciation.
(formerly LVIP Delaware Growth and Income Fund)
This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation. (formerly LVIP Dimensional U.S. Equity RPM Fund)
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class)(2): Total return consistent with preservation of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.
(formerly LVIP Managed Risk Profile Conservative Fund)
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
(formerly LVIP Managed Risk Profile Growth Fund)
•	LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
(formerly LVIP Managed Risk Profile Moderate Fund)
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Standard Class)(2): Capital appreciation and current income. (formerly LVIP Invesco Diversified Equity-Income RPM Fund)
•	LVIP Ivy Mid Cap Growth Managed Volatility Fund (Standard Class): Capital appreciation. (formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)

•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation. (formerly LVIP JPMorgan Mid Cap Value RPM Fund)
•	LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class)(2): Long-term growth of capital. (formerly LVIP Multi-Manager Global Equity RPM Fund)
•	LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSgA Conservative Structured Allocation Fund: (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund (Standard Class)(2): Long-term growth of capital. (formerly LVIP SSgA Global Tactical Allocation RPM Fund)
•	LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

•	LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP Templeton Growth Managed Volatility Fund (Standard Class): Long-term capital growth. (formerly LVIP Templeton Growth RPM Fund)
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(2): High level of current income and growth of capital, with an emphasis on growth of capital.
This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP UBS Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital. (formerly LVIP UBS Large Cap Growth RPM Fund)
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP VIP Mid Cap Managed Volatility Portfolio (Standard Class)(2): Capital appreciation. (formerly LVIP VIP Mid Cap RPM Portfolio)
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth. (formerly LVIP Capital Growth Fund)
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (formerly LVIP Mid-Cap Value Fund)
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	Total Return Series (Initial Class): Total return. This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
•	Utilities Series (Initial Class): Total return.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(1)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S& P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
(2)	These are “Fund of Funds” and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund if:
1)	the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or
2)	the Sub-Account has not attracted significant Owner allocations; or
3)	in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.
We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the Underlying Funds and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, may be deducted in two ways:
1)	Proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.
2)	From the Net Accumulation Value of specific Underlying Funds which you have designated.
If you have selected designated Underlying Funds, and in a given month there is not sufficient value in those Underlying Funds to cover the Monthly Deduction, we will take the remaining Monthly Deduction pro rata from the rest of the Underlying Funds in your Policy that have value.
If you have not selected designated Underlying Funds, the Monthly Deductions will be taken pro rata from all of the Underlying Funds in your Policy that have value.
The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated funds at any time prior to a Monthly Anniversary Day by contacting our Administrative Office.

If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 3.5% from each Premium Payment. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.”
Surrender Charges
A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
The Surrender Charge varies by age of the Insureds, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $45.27 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.
The duration of the Surrender Charge is 10 years for Full Surrenders and decreases in Specified Amount.
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 10 years following policy issue, or any increase in Specified Amount.
Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:
A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:
1)	occurs after the tenth Policy Anniversary following Policy issue; or
2)	is directly caused by a death benefit option change; or
3)	is caused by a Partial Surrender; or
4)	when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.
B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:
1)	is the amount of this decrease plus any prior decreases;
2)	is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;
3)	is the Initial Specified Amount; and
4)	is the then applicable Surrender Charge from the schedule in the Policy.
We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.

Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the Policy’s value.
Any surrender may have tax implications. Consult your tax or other financial advisor before initiating a surrender.
Partial Surrender Fee
No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.
Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a daily Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.10% in Policy Years 1-20 and 0.00% in Policy Years 21 and beyond.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the second Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .0024663 (the monthly equivalent of an effective annual rate of 3.0%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of each Insured. Please note that it will generally increase each Policy Year as the Insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
There is a flat Monthly Deduction of $10. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
For the first 120 months from Policy Issue Date or increase in Specified Amount, there is an additional charge which will never exceed $0.90 per $1,000 of Initial Specified Amount or increase in Specified Amount. The charge is based on each Insured’s age and the Specified Amount. If an increase occurs, each Insured’s current insurance age will be the issue age for the new coverage.
Policy Loan Interest
If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 4.0% in years 1-10, 3.1% in years 11 and beyond. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 3.0% interest on the Loan Account Value in all years.
Rider Charges
Overloan Protection Rider.  There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the second Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insureds and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue ages; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insureds will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insureds and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insureds. Based on our review of medical information about the proposed Insureds, we may decline to provide insurance, or we may place the proposed Insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insureds' age, underwriting category, and gender, the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each Insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	optional No-Lapse Protection and riders;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as at least one of the Insureds is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and , to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
Any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts.
During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions.

As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 to 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Optional Sub-Account Allocation Programs
You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Fixed Account can only be elected at the time your Policy is issued. Transfers from the money market Sub-Account may be elected at any time while your Policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;
2)	seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered or otherwise terminates.
From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your financial advisor to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.

Overloan Protection Rider.   If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
We will automatically issue this rider with your Policy. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.
Continuation of Coverage
If at least one of the Insureds is still living when the younger Insured attains, or would have attained, age 121, and the Policy has not been surrendered, the Policy will remain in force until policy surrender or death of the second Insured. However, there are certain changes that will take place:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;
3)	policy values held in the Separate Account will be transferred to the Fixed Account;
4)	we will continue to credit interest to the Fixed Account; and
5)	we will no longer transfer amounts to the Sub-Accounts.
Loan interest will continue to accrue on any outstanding loans.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the second Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to maintain the No-Lapse Provision or to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid any time before the younger Insured attains, or would have attained, age 121, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.

Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the Loan Account; and

5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited daily at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3%) or a higher rate determined by the Company.
The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 3% in all years.
The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the “Riders” section of this prospectus for more information.

Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1)	the amount determined by the death benefit option in effect on the date of the death of the second Insured, less any Indebtedness; or
2)	a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. A schedule of these percentages is in your Policy. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $250,000)	None; level death benefit
2	Sum of the Specified Amount plus the Net Accumulation Value as of the date of the second Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
3	Sum of the Specified Amount plus the accumulated Premiums (all Premiums paid minus the cumulative policy factor, if that factor is elected) up to the limit shown in the Policy Specifications, as of the date of the second Insured’s death. Any Premium paid that will cause the Death Benefit Proceeds to exceed this limit will be applied to the Policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:
a) the applicable monthly rate then used by the Internal Revenue Service (IRS); or
b) an alternative monthly rate permitted by the IRS; times
	c) the Specified Amount divided by 1000.	Will generally increase, depending on the amount of Premium paid.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently $250,000.
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.

Option change	Impact
1 to 2	The Specified Amount will be reduced by the Accumulation Value as of the effective date of change.
2 to 1	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
1 to 3	The Specified Amount will not change.
3 to 1	The Specified Amount will be increased by accumulated Premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.
2 to 3	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
3 to 2	• If the Accumulation Value is greater than the accumulated Premium (less cumulative policy factor if that factor elected), the Specified Amount will be reduced by the Accumulation Value less accumulated Premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.
• If the Accumulation Value is less than the accumulated Premium (less the cumulative policy factor if elected), the Specified Amount will be increased by the accumulated Premium (less the cumulative policy factor if that factor is elected), less the Accumulation Value as of the effective date of change.
A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A schedule of Surrender Charges is included in each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.
The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the Policy’s death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the Policy’s death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both Insureds. This notification must include a certified copy of an official death certificate for each Insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each Insured, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of both Insureds, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine® account in the recipient’s name as the Owner of the account. SecureLine® is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine®, an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient’s SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient’s account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient’s SecureLine® account may be more or less than the rate earned on funds held in Lincoln’s General Account.
There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the Policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the “Surrender Value”).
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the

Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
At any time, you may transfer all of the Separate Account Value to the Fixed Account and then surrender the Policy for reduced guaranteed nonparticipating paid-up insurance. No monthly Administrative Fees will apply to such paid-up insurance. The amount of paid-up insurance will be that which the Surrender Value will purchase as a net single Premium at the Insureds' then attained ages, using the guaranteed interest and mortality basis of the original Policy. The paid-up insurance will not include any additional benefits provided by rider under the original Policy.
As of January 17, 2012, we no longer offer SecureLine® for surrenders. SecureLine® is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for Death Benefit Proceeds. Please see “Death Benefit Proceeds” section in this prospectus for more information about SecureLine®.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value and the Specified Amount.
2	Will reduce the Accumulation Value, but not the Specified Amount.
3	Will reduce the accumulated Premiums, and the Specified Amount to the extent that the amount of the Partial Surrender exceeds the accumulated Premiums.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
We may at our discretion decline any request for a Partial Surrender.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.
The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy’s death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues at an effective annual rate of 4% in years 1-10 and 3.1% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 3% in all years, so the net cost of your Policy Loan is 1% in years 1-10 and 0.1% thereafter.
Your outstanding loan balance may be repaid at any time as long as at least one of the Insureds is living. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the No-Lapse Provision is in effect. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, unless the No-Lapse Provision is in effect, all policy coverage will terminate. This is referred to as Policy Lapse. The Net Accumulation Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount stated in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the second Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
No-Lapse Provision
Your Policy includes a No-Lapse Provision. This means that your Policy will not lapse as long as you have paid the required No-Lapse Premium. The No-Lapse Premium is the cumulative Premium required to maintain the No-Lapse Provision, preventing your Policy from lapse, and is shown in the Policy Specifications.
There is no difference in the calculation of policy values and death benefit between a policy that has the No-Lapse Provision, and a policy that does not. This is true whether or not the No-Lapse Provision is active and keeping the Policy from lapsing.
There is no charge for this feature. It is only available with death benefit options 1 and 2.

There are three levels of No-Lapse Protection:
1)	a guarantee until the younger Insured reaches, or would have reached, age 100 (must be selected at time of Policy application);
2)	a guarantee for the first 20 Policy Years; and
3)	a guarantee for the first 10 Policy Years.

Level	Lapse Protection	Provision will terminate upon the earliest of
Age 100	If elected, a payment of the age 100 No-Lapse Premium is due as of the Date of Issue and each Monthly Anniversary Day to guarantee the Policy will not lapse before the younger Insured reaches, or would have reached, age 100. All, or a portion of, the remaining monthly Premiums can be paid in advance at any time.

As long as the sum of all Premium Payments (less any Indebtedness and Partial Surrenders) is at least equal to the sum of the age 100 No-Lapse Premiums since the Date of Issue, the Policy will not lapse until the younger Insured reaches, or would have reached, age 100, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions.	1) the age 100 Premium requirement is not met,
2) there is a change in the death benefit option, or
3) the younger Insured reaches, or would have reached, age 100.

A period of at least 61 days will be granted for the age 100 No-Lapse Premium if on any Monthly Anniversary Day it is determined that the age 100 No-Lapse Premium has not been met. At least 31 days before the end of that period, we will notify you of the amount of Premium necessary to maintain the age 100 No-Lapse Provision.

Once the age 100 No-Lapse Provision is terminated, it cannot be reinstated. However, you may still qualify for either the 20 year or 10 year No-Lapse Provision.
First 20 Policy Years	During the first 20 years the Policy will not lapse, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions, as long as the sum of:

• all Premium Payments (less any Partial Surrenders) accumulated at 4% interest

• minus any Indebtedness

is at least equal to the sum of the 20 year No-Lapse Premiums due since Date of Issue (shown in the Policy Specifications), accumulated at 4% interest.	1) a change in the death benefit option,
2) the younger Insured reaches, or would have reached, age 100, or
3) the beginning of the 21st Policy Year.

Failure to meet the No-Lapse Premium requirement during the first 20 years does not terminate the No-Lapse Provision. Any Premium shortfall can be made up while the Policy is in force or during the Policy’s Grace Period.

Continuing to pay the 20 year No-Lapse Premium beyond the termination of the 20 year No-Lapse Provision does not guarantee that the Policy will not lapse. Payments must be sufficient to cover your Monthly Deductions.

However, you may still qualify for the 10 year No-Lapse Provision.

Level	Lapse Protection	Provision will terminate upon the earliest of
First 10 Policy Years	During the first 10 years the Policy will not lapse, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions, as long as the sum of:

• all Premium Payments (less any Partial Surrenders) accumulated at 4% interest

• minus any Indebtedness

is at least equal to the sum of the 10 year No-Lapse Premiums due since Date of Issue (shown in the Policy Specifications), accumulated at 4% interest.	1) a change in the death benefit option,
2) the younger Insured reaches, or would have reached, age 100, or
3) the beginning of the 11th Policy Year.

Failure to meet the No-Lapse Premium requirement during the first 10 years does not terminate the No-Lapse Provision. Any Premium shortfall can be made up while the Policy is in force or during the Policy’s Grace Period.

Continuing to pay the 10 year No-Lapse Premium beyond the termination of the 10 year No-Lapse Provision does not guarantee that the Policy will not lapse. Payments must be sufficient to cover your Monthly Deductions.
If you fail to satisfy the requirements for the age 100, 20 year and 10 year No-Lapse Provisions, and you have paid insufficient Premium to cover your Monthly Deductions, the Policy, after notice, and expiration of the Policy’s Grace Period, will lapse.
Your levels of No-Lapse Premiums are shown on the Policy Specifications pages. To determine if you are meeting the cumulative Premium Payment required to retain the No-Lapse Protection, review your most recent quarterly statement or contact our Administrative Office.
If the No-Lapse Provision terminates, the Premiums you must pay to keep the Policy in force may be significantly higher than the No-Lapse Premium would have been. If you pay only the minimum Premium needed to keep the No-Lapse Provision in force, you may be foregoing the potential for increased Accumulation Value that higher Premium Payments could provide.
Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.
Reinstatement of a Lapsed Policy
If the No-Lapse Provision is not in effect, and your Policy has lapsed, you may reinstate your Policy within five years of the Policy Lapse date, if both Insureds are living, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability of both Insureds is furnished to us and we agree to accept the risk for both Insureds;
4)	we receive a payment sufficient to keep your Policy in force for at least two months; and

5)	any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day after the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which your Policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which limits Premiums paid depending upon the Insureds' ages, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the second Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the Insureds' ages, gender, and risk classification. We do not apply this test to the Policy.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the second Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the second Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Penalty Taxes Payable on Withdrawals.  A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
Last Survivor Contract
Although we believe that the Policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your Premium (with earnings) and impose higher Cost of Insurance Charges in the future.
Due to the coverage of more than one Insured under the Policy, there are special considerations in applying the 7-Pay Test. For example, a reduction in the death benefit at any time, such as may occur upon a Partial Surrender, may cause the Policy to be a MEC. Also and more generally, the manner of applying the 7-Pay Test is somewhat uncertain in the case of policies covering more than one Insured.
Other Considerations
Insured Lives Past Age 121.  If the younger Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the younger Insured attains age 121.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.
If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.
The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.
Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2014 financial statements of the Separate Account and the December 31, 2014 financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Checkbook Service for Disbursements
Administrative Services
POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Right to Convert Contract
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age or Gender
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company
The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com
LLANY Separate Account R for Flexible Premium Variable Life Insurance
1933 Act Registration No. 333-141768
1940 Act Registration No. 811-08651
End of Prospectus

GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your

Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Date of Issue, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Date of Issue and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.

Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.

SAI 2

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2015
Relating to Prospectus Dated May 1, 2015 for
Lincoln PreservationEdgeSM SVUL product
LLANY Separate Account R for Flexible Premium Variable Life Insurance, Registrant
Lincoln Life & Annuity Company of New York, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln NY PreservationEdgeSM SVUL product prospectus.
TABLE OF CONTENTS OF THE SAI
1

GENERAL INFORMATION
Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
2

In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $959,996 in 2014, $1,346,955 in 2013 and $387,305 in 2012 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or
3

its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S& P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and Beneficiaries, which would impact claim payments and reserves, among other consequences.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the LLANY Separate
4

Account R for Flexible Premium Variable Life Insurance as of December 31, 2014 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2014; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
Administrative Services
Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.
POLICY INFORMATION
Assignment
While either Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such Indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Change of Ownership
As long as either Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in Good Order. We may require that the Policy be submitted to us for endorsement before making a change.
5

Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while either Insured is living, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of the latest signature in Good Order.
If any Beneficiary dies before the death of the second Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives at the time of the death of the second Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, attained age and rating class of the Insureds at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new Policy will have the same initial amount of insurance, date of issue and age of the insured as the original Policy.
You may exchange the Policy for separate single life policies on each of the Insureds under any of the following circumstances:
(1)	a change in the Internal Revenue Code (IRC) that would result in a less favorable tax treatment of the insurance provided under this Policy,
(2)	the Insureds are legally divorced while this Policy is in force, or
(3)	the Insureds’ business is legally dissolved while the Policy is in force.
An exchange for separate policies is subject to all of the following conditions:
(1)	both Insureds are alive and the Policy is in force at the time of the change in circumstances noted above,
(2)	both Insureds furnish evidence of insurability satisfactory to the Company, unless
(a)	the exchange is applied for within 12 months of the enactment of the change in the IRC, or (b) the exchange is applied for within 24 months of the date of legal divorce with the exchange to become effective after 24 months following the date of legal divorce,
(3)	the amount of insurance of each new Policy is not larger than one half of the amount of insurance then in force under this Policy, and
(4)	any other requirements as determined by the Company are met.
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The new Policy will not take effect until the date all such requirements are met. The Premium for each new Policy is determined according to the Company’s rates in effect at that time for that Policy based on each Insureds’ attained age and premium class, if that premium class is available on a single-life basis. If either Insureds’ premium class is not available on a single-life basis, the new Policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for an premium class that is available.
Settlement Options
You may elect or change a settlement option while at least one Insured is alive. If you have not irrevocably selected a settlement option, the Beneficiary may elect to change the settlement option within 90 days after the second Insured dies. If no settlement option is selected, the Death Benefit Proceeds will be paid in a lump sum.
If you assign your Policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining Death Benefit Proceeds as elected.
Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the settlement option may be changed.
You have at least four settlement options:
1)	an annuity for the lifetime of the payee;
2)	an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;
3)	monthly payments for a stated number of years, at least five but no more than thirty; or
4)	payment of a maximum of 3% interest annually on the sum left on deposit.
We may offer you or your Beneficiary additional settlement options in the future.
Deferment of Payments
Amounts payable as a result of loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the Death Benefit Proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase.
Misstatement of Age or Gender
If the age or gender of either Insureds has been misstated, benefits will be adjusted based on the following values:
1)	the net amount at risk at the time of the second Insured’s death;
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2)	the ratio of the monthly cost of insurance applied in the Policy Month of death to the monthly cost of insurance that should have been applied at the true age and gender in the Policy Month of death; and
3)	the Accumulation Value at the time of the second Insured’s death.
The amount of Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3.
Suicide
If the second Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the second Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
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P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2014 financial statements of the Separate Account and the December 31, 2014 financial statements of the Company follow.
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Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York

Financial Statements

December 31, 2014 and 2013

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2014 and 2013, and the related statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2014.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 1, 2015

1

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2014	2013
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2014 – $6,947; 2013 – $6,880)	$7,665	$7,259
Mortgage loans on real estate	551	521
Policy loans	361	382
Total investments	8,577	8,162
Cash and invested cash	64	10
Deferred acquisition costs and value of business acquired	466	586
Premiums and fees receivable	9	8
Accrued investment income	104	103
Reinsurance recoverables	434	478
Reinsurance related embedded derivatives	11	8
Goodwill	60	60
Other assets	235	150
Separate account assets	4,684	4,099
Total assets	$14,644	$13,664

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$1,508	$1,439
Other contract holder funds	5,641	5,708
Short-term debt	-	11
Income taxes payable	452	362
Other liabilities	97	64
Separate account liabilities	4,684	4,099
Total liabilities	12,382	11,683

Contingencies and Commitments (See Note 10)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,054	907
Accumulated other comprehensive income (loss)	267	133
Total stockholder’s equity	2,262	1,981
Total liabilities and stockholder’s equity	$14,644	$13,664

See accompanying Notes to Financial Statements

2

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Insurance premiums	$167	$151	$139
Fee income	288	273	275
Net investment income	421	419	421
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(5)	(10)	(22)
Portion of loss recognized in other comprehensive income	2	2	10
Net other-than-temporary impairment losses on securities recognized in earnings	(3)	(8)	(12)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(9)	(7)	(7)
Total realized gain (loss)	(12)	(15)	(19)
Other revenues	62	-	-
Total revenues	926	828	816
Expenses
Interest credited	203	204	207
Benefits	316	292	265
Commissions and other expenses	191	204	191
Total expenses	710	700	663
Income (loss) from continuing operations before taxes	216	128	153
Federal income tax expense (benefit)	69	37	59
Net income (loss)	147	91	94
Other comprehensive income (loss), net of tax:
Unrealized gain (loss) on available-for-sale securities	131	(202)	83
Unrealized other-than-temporary impairment on available-for-sale securities	3	3	(1)
Total other comprehensive income (loss), net of tax	134	(199)	82
Comprehensive income (loss)	$281	$(108)	$176

See accompanying Notes to Financial Statements

3

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2014	2013	2012

Common Stock
Balance as of beginning-of-year	$941	$941	$941
Stock compensation/issued for benefit plans	-	-	-
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	907	816	722
Net income (loss)	147	91	94
Balance as of end-of-year	1,054	907	816

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	133	332	250
Other comprehensive income (loss), net of tax	134	(199)	82
Balance as of end-of-year	267	133	332
Total stockholder’s equity as of end-of-year	$2,262	$1,981	$2,089

See accompanying Notes to Financial Statements

4

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Cash Flows from Operating Activities
Net income (loss)	$147	$91	$94
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	16	24	21
Change in premiums and fees receivable	(1)	(7)	4
Change in accrued investment income	(1)	(4)	(2)
Change in future contract benefits and other contract holder funds	(84)	(196)	(178)
Change in reinsurance related assets and liabilities	(4)	(8)	32
Change in federal income tax accruals	17	19	51
Realized (gain) loss	12	15	19
Other	(79)	(21)	(13)
Net cash provided by (used in) operating activities	23	(87)	28

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(502)	(785)	(664)
Sales of available-for-sale securities	83	50	38
Maturities of available-for-sale securities	354	561	567
Purchases of other investments	(122)	(170)	(335)
Sales or maturities of other investments	114	89	197
Net cash provided by (used in) investing activities	(73)	(255)	(197)

Cash Flows from Financing Activities
Increase (decrease) in short-term debt	(11)	11	-
Deposits of fixed account values, including the fixed portion of variable	656	654	611
Withdrawals of fixed account values, including the fixed portion of variable	(373)	(238)	(311)
Transfers to and from separate accounts, net	(166)	(127)	(94)
Common stock issued for benefit plans and excess tax benefits	(2)	(2)	-
Net cash provided by (used in) financing activities	104	298	206

Net increase (decrease) in cash and invested cash	54	(44)	37
Cash and invested cash as of beginning-of-year	10	54	17
Cash and invested cash as of end-of-year	$64	$10	$54

See accompanying Notes to Financial Statements

5

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company”, which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York.  LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability).  These products are marketed primarily through personal-producing general agents and brokers throughout the U.S.  LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 19 for additional information.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
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Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

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Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity

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security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
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The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

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To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
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Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of

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the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Derivative Instruments

We have certain variable annuity products with guaranteed withdrawal benefits (“GWB”) and guaranteed income benefits (“GIB”) features that are embedded derivatives and reported as either assets or liabilities on our Balance Sheets.  These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based

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on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.  These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance (“Modco”) agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is

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impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses.  Other liabilities consist primarily of employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

Other assets and other liabilities on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.    Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25  years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit (“GDB”), GWB and GIB features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (“anniversary contract value”).

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

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The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 46 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2014 and 2013, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $21 million, $18 million and $21 million for the years ended December 31, 2014,  2013 and 2012, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

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Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL, VUL and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTIs of investments, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of proceeds from reinsurance recaptures.

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Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2012 through 2014 ranged from 1% to 7%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL.  Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves our stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

Income Taxes

We file a U.S. consolidated income tax return with LNC and its subsidiaries.  Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis.  The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.

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2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standard Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2011-06, Fees Paid to the Federal Government by Health Insurer

This standard addresses the recognition and classification of fees mandated by the Patient Protection and Affordable Care Act.  The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year.  If a fee payment is required, the insurer is required to record the liability in full with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation over the applicable year.  The ASU indicates that the annual fee does not meet the definition of an acquisition cost.

		January 1, 2014	The amendments in this ASU did not have a material effect on our financial condition and results of operations.
ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies)

This standard provides comprehensive accounting guidance for assessing whether an entity is an investment company through the use of a new two-tiered approach; considering the entity’s purpose and design to determine whether the entity is an investment company.  Upon adoption, all entities must be re-evaluated against the new investment company criteria to determine if investment company classification is permitted.

		January 1, 2014	The adoption of this ASU did not have an effect on our financial condition and results of operations.
ASU 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists

This standard requires an entity to present unrecognized tax benefits as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward.  The standard defines specific exceptions when the unrecognized tax benefit should be presented in the financial statements as a liability and not combined with deferred tax assets.

		January 1, 2014	The adoption of this ASU did not have an effect on the deferred tax asset or liability classification on our balance sheet and did not result in any additional disclosures to our financial statements.
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changes the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results.  The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.  Early adoption is permitted, but only for disposals that have not been reported in financial statements previously issued or available for issuance.

		Early adopted as of October 1, 2014	The adoption of this ASU did not have an effect on our financial condition and results of operations.

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Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects

Under current GAAP, the use of the effective yield method for investments in qualified affordable housing projects is limited, and may result in certain investments being accounted for under a method of accounting that may not fairly represent the economics of the investment.  This standard permits an entity to make an accounting policy election to use the proportional amortization method of accounting if certain conditions are met.  The amendments are to be applied retrospectively for interim and annual reporting periods.

		January 1, 2015	We are currently evaluating the impact of adopting this standard, and do not expect the adoption to have a material effect on our financial condition and results of operations.
ASU 2014-09, Revenue from Contracts with Customers

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required, and early adoption is not permitted.

January 1, 2017

We will adopt the accounting guidance in this standard for non-insurance related products and services, and are currently evaluating the impact of adoption on our financial condition and results of operations.

ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

This standard eliminates a distinction in current GAAP related to certain repurchase agreements, and amends current GAAP to require repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings; consistent with the accounting for other repurchase agreements.  The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements.  The new disclosures are not required for comparative periods before the effective date.

January 1, 2015

We are currently evaluating the impact of adopting this standard on our financial condition and results of operations and will provide the required disclosures, as necessary, in our 2015 financial statements.

ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share Is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.  Early adoption of this standard is permitted and application is under a modified retrospective basis to existing hybrid financial instruments that are within the scope of the standard.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our financial condition and results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard is intended to improve consolidation accounting guidance related to limited partnerships (“LPs”), limited liability corporations, and securitization structures.  The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate an LP, clarify when fees paid to a decision maker should be a factor in the variable interest entities (“VIE”) consolidation evaluation and reduce the VIE consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.  Early adoption is permitted including adoption in an interim period.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our financial condition and results of operations.

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3.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2014
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$5,926	$654	$50	$-	$6,530
ABS	155	10	5	7	153
U.S. government bonds	28	5	-	-	33
Foreign government bonds	40	6	-	-	46
RMBS	374	35	-	1	408
CMBS	39	2	-	1	40
CLOs	11	-	-	-	11
State and municipal bonds	288	59	1	-	346
Hybrid and redeemable preferred securities	86	14	2	-	98
Total fixed maturity AFS securities	$6,947	$785	$58	$9	$7,665

	As of December 31, 2013
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$5,732	$435	$101	$-	$6,066
ABS	188	8	13	10	173
U.S. government bonds	28	4	-	-	32
Foreign government bonds	41	4	-	-	45
RMBS	455	33	-	4	484
CMBS	49	2	1	1	49
CLOs	18	-	-	-	18
State and municipal bonds	282	18	2	-	298
Hybrid and redeemable preferred securities	87	10	3	-	94
Total fixed maturity securities	$6,880	$514	$120	15	$7,259

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2014, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$163	$166
Due after one year through five years	1,672	1,845
Due after five years through ten years	1,456	1,516
Due after ten years	3,232	3,679
Subtotal	6,523	7,206
MBS	413	448
CLOs	11	11
Total fixed maturity AFS securities	$6,947	$7,665

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

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The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2014
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$322	$21	$322	$29	$644	$50
ABS	5	-	76	12	81	12
RMBS	9	-	11	1	20	1
CMBS	7	-	1	1	8	1
State and municipal bonds	-	-	4	1	4	1
Hybrid and redeemable
preferred securities	-	-	14	2	14	2
Total fixed maturity AFS securities	$343	$21	$428	$46	$771	$67

Total number of AFS securities in an unrealized loss position						190

	As of December 31, 2013
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$1,315	$84	$107	$17	$1,422	$101
ABS	17	1	85	22	102	23
Foreign government bonds	2	-	-	-	2	-
RMBS	59	1	24	3	83	4
CMBS	8	1	3	1	11	2
CLOs	18	-	-	-	18	-
State and municipal bonds	39	1	5	1	44	2
Hybrid and redeemable
preferred securities	10	-	13	3	23	3
Total fixed maturity AFS securities	$1,468	$88	$237	$47	$1,705	$135

Total number of AFS securities in an unrealized loss position						380

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2014
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$11	$3	$-	2
Six months or greater, but less than nine months	3	2	-	1
Twelve months or greater	61	21	6	19
Total	$75	$26	$6	22

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	As of December 31, 2013
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1	$-	$-	1
Twelve months or greater	71	22	9	30
Total	$72	$22	$9	31

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $68 million for the year ended December 31, 2014.  As discussed further below, we believe the unrealized loss position as of December 31, 2014, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2014, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2014, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2014, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2014, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$47	$53	$61
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	1	5	9
Credit losses on securities for which an OTTI was previously recognized	3	4	5
Decreases attributable to:
Securities sold, paid down or matured	(8)	(15)	(22)
Balance as of end-of-year	$43	$47	$53

During 2014,  2013 and 2012, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;

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•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, which accounted for 75% and 71% of mortgage loans on real estate as of December 31, 2014 and 2013, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2014	2013
Current	$551	$521
Unamortized premium (discount)	-	-
Total carrying value	$551	$521

There were no impaired mortgage loans on real estate as of December 31, 2014 and 2013.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2014			As of December 31, 2013
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$533	96.7%	2.40	$498	95.6%	2.15
65% to 74%	13	2.4%	1.65	13	2.5%	1.59
75% to 100%	5	0.9%	0.63	10	1.9%	0.61
Total mortgage loans on real estate	$551	100.0%		$521	100.0%

Net Investment Income

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities	$374	$377	$381
Mortgage loans on real estate	25	22	18
Policy loans	21	21	24
Commercial mortgage loan prepayment and bond make-whole premiums	8	6	5
Investment income	428	426	428
Investment expense	(7)	(7)	(7)
Net investment income	$421	$419	$421

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Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities:
Gross gains	$4	$1	$1
Gross losses	(5)	(10)	(17)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(3)	(2)	-
Total realized gain (loss) related to certain investments	$(4)	$(11)	$(16)

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
ABS	$(3)	$(3)	$(6)
RMBS	(1)	(4)	(3)
CMBS	-	(2)	(5)
Gross OTTI recognized in net income (loss)	(4)	(9)	(14)
Associated amortization of DAC, VOBA, DSI, and DFEL	1	1	2
Net OTTI recognized in net income (loss), pre-tax	$(3)	$(8)	$(12)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$2	$2	$11
Change in DAC, VOBA, DSI and DFEL	-	-	(1)
Net portion of OTTI recognized in OCI, pre-tax	$2	$2	$10

Determination of Credit Losses on ABS

As of December 31, 2014 and 2013, we reviewed our ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Determination of Credit Losses on MBS

As of December 31, 2014 and 2013, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Investment Commitments

As of December 31, 2014, our investment commitments were $18  million, which included $11 million of private placement securities and $7 million of mortgage loans on real estate.

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Concentrations of Financial Instruments

As of December 31, 2014 and 2013, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $248 million and $284 million, respectively, or 3% and 4% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $118 million and $136 million, respectively, or 1% and 2%, respectively, of our invested assets portfolio.  These investments are included in corporate bonds in the tables above.

As of December 31, 2014 and 2013, our most significant investments in one industry were our investment securities in the utilities industry with a fair value of $1.2 billion and $1.0 billion, respectively, or 14% and 12% of our invested assets portfolio, respectively, and our investment securities in the consumer non-cyclical industry with a fair value of $1.1 billion and $1.0 billion, respectively, or 13% and 12% of our invested assets portfolio, respectively.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million as of December 31, 2014 and 2013.

4.  Derivative Instruments

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We transfer the liability for our GWB and GIB features to LNL, who uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features.  The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of the changes in embedded derivative GLB reserves caused by those same factors.  The hedge positions are re-balanced based upon changes in these factors as needed.  While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

Indexed Annuity Contracts Embedded Derivatives

We use indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index®.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.

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Embedded derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2014			As of December 31, 2013
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
GLB reserves (1)	$-	$34	$-	$-	$36	$-
GLB reserves (2)	-	-	34	-	-	36
Reinsurance related (3)	-	11	-	-	8	-
Indexed annuity contracts (4)	-	-	2	-	-	-
Total embedded derivative instruments
instruments	$-	$45	$36	$-	$44	$36

(1)	Reported in other assets on our Balance Sheets.
(2)	Reported in other liabilities on our Balance Sheets.
(3)	Reported in reinsurance related embedded derivatives on our Balance Sheets.
(4)	Reported in future contract benefits on our Balance Sheets.

The gains (losses) on embedded derivative instruments (in millions) recorded within income (loss) from continuing operations on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Other assets - GLB reserves (1)	$70	$(88)	$-
Other liabilities - GLB reserves (1)	(70)	88	50
Reinsurance related (1)	-	1	-
Total embedded derivative instruments	$-	$1	$50

(1)	Reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

Balance Sheet Offsetting

There is no offsetting on our Balance Sheets associated with our embedded derivative instruments.

5.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Current	$65	$38	$11
Deferred	4	(1)	48
Federal income tax expense (benefit)	$69	$37	$59

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Tax rate times pre-tax income	$76	$45	$54
Effect of:
Separate account dividend
received deduction	(6)	(6)	(5)
Tax credits	-	(1)	(1)
Goodwill	-	-	-
Change in uncertain tax positions	(1)	-	(4)
Other items	-	(1)	15
Federal income tax expense (benefit)	$69	$37	$59
Effective tax rate	32%	29%	38%

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The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits in 2013 and 2012 is attributable to foreign tax credits.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2014	2013
Current	$(61)	$(48)
Deferred	(391)	(314)
Total federal income tax asset (liability)	$(452)	$(362)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2014	2013
Deferred Tax Assets
Future contract benefits and other contract holder funds	$8	$27
Other	1	2
Total deferred tax assets	9	29
Deferred Tax Liabilities
DAC	97	123
VOBA	31	67
Net unrealized gain on AFS securities	253	134
Investments	4	2
Other	15	17
Total deferred tax liabilities	400	343
Net deferred tax asset (liability)	$(391)	$(314)

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2014 and 2013, zero and $1 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2014	2013
Balance as of beginning-of-year	$8	$8
Increases for prior year tax positions	1	-
Decreases for prior year tax positions	(1)	-
Decreases for settlements with taxing authorities	(8)	-
Balance as of end-of-year	$-	$8

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2014, 2013 and 2012, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(2) million, zero and $(3) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero and $2 million as of December 31, 2014 and 2013, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities.  The Company is currently under examination by the Internal Revenue Service (“IRS”) for tax years 2009 through 2011.  The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013.  The Company has protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals.

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6.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$393	$304	$321
Deferrals	72	80	68
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(51)	(45)	(42)
Unlocking	5	4	(7)
Adjustment related to realized (gains) losses	(4)	(3)	(3)
Adjustment related to unrealized (gains) losses	(38)	53	(33)
Balance as of end-of-year	$377	$393	$304

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$193	$148	$200
Deferrals	1	1	-
Amortization:
Amortization, excluding unlocking	(50)	(31)	(41)
Unlocking	(1)	(36)	(6)
Accretion of interest (1)	13	15	17
Adjustment related to unrealized (gains) losses	(67)	96	(22)
Balance as of end-of-year	$89	$193	$148

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2014, was as follows:

2015	$11
2016	10
2017	10
2018	9
2019	9

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$11	$9	$12
Deferrals	1	1	1
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(2)	(1)	(2)
Adjustment related to unrealized (gains) losses	-	2	(2)
Balance as of end-of-year	$10	$11	$9

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Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$126	$74	$82
Deferrals	22	26	29
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(17)	(12)	(15)
Unlocking	(1)	(2)	(6)
Adjustment related to unrealized (gains) losses	(45)	40	(16)
Balance as of end-of-year	$85	$126	$74

7.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2014	2013	2012
Direct insurance premiums and fee income	$640	$605	$578
Reinsurance ceded	(185)	(181)	(164)
Total insurance premiums and fee income	$455	$424	$414

Direct insurance benefits	$497	$541	$472
Reinsurance recoveries netted against benefits	(181)	(249)	(207)
Total benefits	$316	$292	$265

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.

Under our reinsurance program, we reinsure 20% to 25% of the mortality risk on newly issued life insurance contracts.  Our policy for this program is to retain no more than $20 million on a single insured life.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2014, the reserves associated with these reinsurance arrangements totaled $4 million.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $434 million and $478 million as of December 31, 2014 and 2013, respectively.  We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.

During the fourth quarter of 2014, we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $72 million, of which $11 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $7 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $26 million and a reduction of DAC of $21 million.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.  Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

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8.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2014
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	-	34
Total goodwill	$162	$(102)	$-	$60

	For the Year Ended December 31, 2013
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	-	34
Total goodwill	$162	$(102)	$-	$60

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1.  To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique (“income approach”), although limited available market data is also considered.  In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC’s share price and assumptions that market participants would make in valuing the reporting unit.  This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2014, 2013 and 2012 our Annuities reporting unit passed the Step 1 analysis.  Given the Step 1 results, we performed a Step 2 analysis for our Life Insurance reporting unit.  Based upon our Step 2 analysis for Life Insurance, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2014		As of December 31, 2013
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$7	$2	$7	$2

Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2014.

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9.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2014 (1)	2013 (1)
Return of Net Deposits
Total account value	$3,585	$3,102
Net amount at risk (2)	6	3
Average attained age of contract holders	58 years	57 years

Minimum Return
Average attained age of contract holders	83 years	81 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$1,234	$1,174
Net amount at risk (2)	12	8
Average attained age of contract holders	67 years	67 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market volatility.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance Sheets:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$2	$2	$2
Changes in reserves	-	-	1
Benefits paid	-	-	(1)
Balance as of end-of-year	$2	$2	$2

Variable Annuity Contracts

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2014	2013
Asset Type
Domestic equity	$1,638	$1,452
International equity	689	634
Bonds	1,066	899
Money market	525	409
Total	$3,918	$3,394

Percent of total variable annuity
separate account values	92%	91%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 28% of total life insurance in-force reserves as of December 31, 2014.

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10.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the Securities and Exchange Commission, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and unclaimed property laws.

From time to time we may have various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some cases, very large and/or indeterminate amounts, including punitive and treble damages, could be sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2014.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY’s financial condition.

Commitments

Vulnerability from Concentrations

As of December 31, 2014, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.  However, we do have a concentration in a market and geographic area in which business is conducted.  For the year ended December 31, 2014, approximately 96% of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(8) million and $1 million as of December 31, 2014 and 2013, respectively.

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11.  Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$139	$341	$258
Unrealized holding gains (losses) arising during the year	332	(508)	226
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(134)	186	(139)
Income tax benefit (expense)	(70)	113	(14)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(1)	(9)	(16)
Associated amortization of DAC, VOBA, DSI and DFEL	(3)	(2)	-
Income tax benefit (expense)	1	4	6
Balance as of end-of-year	$270	$139	$341
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$(7)	$(10)	$(9)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(2)	(2)	(11)
Change in DAC, VOBA, DSI and DFEL	-	-	1
Income tax benefit (expense)	1	1	3
Decreases attributable to:
Sales, maturities or other settlements of AFS securities	8	7	13
Change in DAC, VOBA, DSI and DFEL	(2)	(1)	(3)
Income tax benefit (expense)	(2)	(2)	(4)
Balance as of end-of-year	$(4)	$(7)	$(10)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$1	$1	$1
Balance as of end-of-year	$1	$1	$1

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Statements of Comprehensive Income (Loss):

	For The Years Ended
	December 31,
	2014	2013

Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(1)	$(9)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(3)	(2)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	(4)	(11)	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	1	4	Federal income tax expense (benefit)
Reclassification, net of income tax	$(3)	$(7)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$8	$7	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	(2)	(1)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	6	6	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	(2)	(2)	Federal income tax expense (benefit)
Reclassification, net of income tax	$4	$4	Net income (loss)

12.  Realized Gain (Loss)

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Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Total realized gain (loss) related to certain investments (1)	$(4)	$(11)	$(16)
Variable annuity net derivatives results: (2)
Gross gain (loss)	(7)	(3)	(1)
Associated amortization of DAC, VOBA, DSI and DFEL	(1)	(1)	(2)
Total realized gain (loss)	$(12)	$(15)	$(19)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 3.
(2)	Includes the net difference in the change in embedded derivative reserves of our GLB products.

13.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Commissions	$96	$97	$82
General and administrative expenses	74	78	79
DAC and VOBA deferrals and interest, net of amortization	11	12	11
Taxes, licenses and fees	10	17	19
Total	$191	$204	$191

14.  Pension, Postretirement Health Care and Life Insurance Benefit Plans

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees are participants.  LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees.  In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law.  All of our defined benefit pension plans are frozen,  and there are no new participants and no future accruals of benefits from the date of the freeze.

LNC and LNL also sponsor a voluntary employees’ beneficiary association (“VEBA”) trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents).  VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code.  Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents.  Retirees may be required to contribute toward the cost of these benefits.  Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

15.  Defined Contribution and Deferred Compensation Plans

Defined Contribution Plans

LNC and LNL sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents, including those of LLANY.  LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.  Our expenses for these plans were $3 million for the years ended December 31, 2014,  2013 and 2012.

Deferred Compensation Plans

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.  LLANY participates in five of these deferred compensation plans.  Our associated liability for these plans was $3 million as of December 31, 2014 and 2013, which is reported in other liabilities on our Balance Sheets.

Deferred Compensation Plan for Employees

Participants may elect to defer a portion of their compensation as defined by the plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  LNC makes matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans.  The amounts of LNC contributions are calculated in

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accordance with the plan document.  Our expenses for this plan were less than $1 million for the years ended December 31, 2014, 2013 and 2012.

Deferred Compensation Plans for Agents

LNL sponsors three deferred compensation plans for certain eligible agents.  Participants may elect to defer a portion of their compensation as defined by the respective plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of these plans, LNL agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  The amounts of LNL’s contributions are calculated and made in accordance with the plans’ documents.  Our expenses for these plans were not significant for the years ended December 31, 2014, 2013 and 2012.

16.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights and restricted stock units.  LNC issues new shares to satisfy option exercises.  Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2014, 2013 and 2012.

17.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2014	2013
U.S. capital and surplus	$653	$713

	For the Years Ended December 31,
	2014	2013	2012
U.S. net gain (loss) from operations, after-tax	$41	$166	$82
U.S. net income (loss)	39	161	74

The decrease in statutory net income (loss) when comparing 2014 to 2013 was due primarily to unfavorable reserve development in variable annuities due to lower forward interest rates.

The increase in statutory net income (loss) when comparing 2013 to 2012 was due primarily to an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and higher forward interest rates.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves and the use of a more conservative valuation interest rate on certain annuities.

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The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2014	2013
Calculation of reserves using continuous CARVM	(1)	(2)
Conservative valuation rate on certain annuities	(2)	(1)

During the third quarter of 2013, the New York State Department of Financial Services (“NYDFS”) announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, effective December 31, 2013, impacts the Company.  The Company discontinued the sale of these products in early 2013, but the change affects those policies sold prior to that time.  We began phasing in the increase in reserves over five years beginning in 2013.  As of December 31, 2014, we have increased reserves by $180 million.  The additional increase in reserves over the next three years is subject to ongoing discussions with the NYDFS.  However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2014, the Company’s RBC ratio was approximately five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL.  Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect we could pay dividends of approximately $41 million in 2015 without New York Department of Insurance approval.

18.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2014		As of December 31, 2013
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities – Fixed maturity securities	$7,665	$7,665	$7,259	$7,259
Mortgage loans on real estate	551	576	521	511
Cash and invested cash	64	64	10	10
Reinsurance related embedded derivatives	11	11	8	8
Other assets:
Reinsurance recoverable	34	34	-	-
GLB reserves embedded derivatives (1)	-	-	36	36
Separate account assets	4,684	4,684	4,099	4,099

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	(2)	(2)	-	-
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(48)	(48)	(54)	(54)
Account values of certain investment contracts	(1,327)	(1,530)	(1,385)	(1,440)
Short-term debt	-	-	(11)	(11)
Other liabilities – GLB reserves embedded derivatives (1)	(34)	(34)	(36)	(36)

(1)	GLB reserves embedded derivatives are fully ceded to LNL. 33

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2014 and 2013, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term Debt

The carrying value of short-term debt approximates fair value.  The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2014 or 2013, and we noted no changes in our valuation methodologies between these periods.

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The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2014
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$6	$6,458	$66	$6,530
ABS	-	153	-	153
U.S. government bonds	31	2	-	33
Foreign government bonds	-	44	2	46
RMBS	-	408	-	408
CMBS	-	39	1	40
CLOs	-	-	11	11
State and municipal bonds	-	346	-	346
Hybrid and redeemable preferred securities	-	98	-	98
Cash and invested cash	-	64	-	64
Other assets – Reinsurance recoverable	-	-	34	34
Separate account assets	74	4,610	-	4,684
Total assets	$111	$12,222	$114	$12,447

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities – GLB reserves embedded derivatives	-	-	(34)	(34)
Total liabilities	$-	$-	$(36)	$(36)

35

	As of December 31, 2013
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$5	$5,988	$73	$6,066
ABS	-	173	-	173
U.S. government bonds	31	1	-	32
Foreign government bonds	-	43	2	45
RMBS	-	484	-	484
CMBS	-	47	2	49
CLOs	-	7	11	18
State and municipal bonds	-	298	-	298
Hybrid and redeemable preferred securities	-	93	1	94
Cash and invested cash	-	10	-	10
Separate account assets	78	4,021	-	4,099
Reinsurance related embedded derivatives	-	8	-	8
Other assets – GLB reserves embedded
derivatives	-	-	36	36
Total assets	$114	$11,173	$125	$11,412

Liabilities
Other liabilities – GLB embedded derivatives	$-	$-	$(36)	$(36)
Total liabilities	$-	$-	$(36)	$(36)

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The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2014
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (1)(2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$73	$4	$-	$23	$(34)	$66
Foreign government bonds	2	-	-	-	-	2
CMBS	2	-	-	(1)	-	1
CLOs	11	-	-	-	-	11
Hybrid and redeemable
preferred securities	1	-	-	-	(1)	-
Other assets:
GLB reserves embedded derivatives (4)	36	(70)	-	-	34	-
Reinsurance recoverable	-	34	-	-	-	34
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	-	(1)	-	(1)	-	(2)
Other liabilities – GLB reserves
embedded derivatives (4)	(36)	36	-	-	(34)	(34)
Total, net	$89	$3	$-	$21	$(35)	$78

	For the Year Ended December 31, 2013
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (1)(2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$83	$4	$3	$(1)	$(16)	$73
ABS	-	-	-	5	(5)	-
Foreign government bonds	-	-	-	2	-	2
CMBS	3	-	-	(1)	-	2
CLOs	6	-	-	5	-	11
Hybrid and redeemable
preferred securities	4	-	(1)	(2)	-	1
Other assets – GLB reserves
embedded derivatives (4)	51	(87)	-	-	72	36
Other liabilities – GLB reserves
embedded derivatives (4)	(51)	87	-	-	(72)	(36)
Total, net	$96	$4	$2	$8	$(21)	$89

37

	For the Year Ended December 31, 2012
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (1)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$140	$4	$(2)	$(5)	$(54)	$83
U.S. government bonds	1	-	-	(1)	-	-
RMBS	2	-	-	(1)	(1)	-
CMBS	4	(1)	1	-	(1)	3
CLOs	3	-	-	6	(3)	6
Hybrid and redeemable
preferred securities	10	-	1	-	(7)	4
Other liabilities – GLB reserves
embedded derivatives (4)	(101)	50	-	-	-	(51)
Total, net	$59	$53	$-	$(1)	$(66)	$45

(1)

Transfers into or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-year.  For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(2)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Balance Sheets.
(3)

Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

(4)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$25	$(1)	$-	$(1)	$-	$23
CMBS	-	-	-	(1)	-	(1)
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	(1)	-	-	-	-	(1)
Total, net	$24	$(1)	$-	$(2)	$-	$21

	For the Year Ended December 31, 2013
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$14	$-	$(13)	$(2)	$-	$(1)
ABS	5	-	-	-	-	5
Foreign government bonds	2	-	-	-	-	2
CMBS	-	-	-	(1)	-	(1)
CLOs	5	-	-	-	-	5
Hybrid and redeemable preferred
securities	-	(2)	-	-	-	(2)
Total, net	$26	$(2)	$(13)	$(3)	$-	$8

38

	For the Year Ended December 31, 2012
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$-	$-	$(3)	$(2)	$(5)
U.S. government bonds	-	-	-	(1)	-	(1)
RMBS	-	-	(1)	-	-	(1)
CLOs	6	-	-	-	-	6
Total, net	$6	$-	$(1)	$(4)	$(2)	$(1)

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Other assets – GLB reserves embedded derivatives (1)	$52	$(100)	$-
Other liabilities – GLB reserves embedded derivatives (1)	(52)	100	58
Total, net	$-	$-	$58

(1)	Included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities – Corporate bonds	$16	$(50)	$(34)
Hybrid and redeemable preferred securities	-	(1)	(1)
Other assets – GLB reserves
embedded derivatives	34	-	34
Other liabilities – GLB reserves
embedded derivatives	-	(34)	(34)
Total, net	$50	$(85)	$(35)

	For the Year Ended December 31, 2013
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$8	$(24)	$(16)
ABS		(5)	(5)
Hybrid and redeemable preferred securities	1	(1)	-
Total, net	$9	$(30)	$(21)

39

	For the Year Ended December 31, 2012
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2	$(56)	$(54)
RMBS	-	(1)	(1)
CMBS	-	(1)	(1)
CLOs	-	(3)	(3)
Hybrid and redeemable preferred securities	3	(10)	(7)
Total, net	$5	$(71)	$(66)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2014, 2013 and 2012 transfers into and out of were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers into and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2014, 2013 and 2012 the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

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The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2014:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$62	Discounted cash flow	Liquidity/duration adjustment (1)	1.5%	-	7.4%
Foreign government bonds	2	Discounted cash flow	Liquidity/duration adjustment (1)	3.5%	-	3.5%
Other assets – Reinsurance
recoverable	34	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(2)	Discounted cash flow	Lapse rate (2)	1%	-	15%
			Mortality rate (6)			(9)
Other liabilities – GLB reserves
embedded derivatives	(34)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)(8)			(9)
			Volatility (7)	1%	-	28%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(9)	Based on the “Annuity 2000 Mortality Table” developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the NAIC in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or

41

decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

19.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to excess capital; other corporate investments; benefit plan net liability; the results of certain disability income business; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of embedded derivatives within certain reinsurance arrangements; and
▪	Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them;
•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

42

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Operating revenues:
Annuities	$141	$127	$119
Retirement Plan Services	61	60	57
Life Insurance	637	561	577
Group Protection	103	95	82
Other Operations	2	6	4
Excluded realized gain (loss), pre-tax	(18)	(21)	(23)
Total revenues	$926	$828	$816

	For the Years Ended December 31,
	2014	2013	2012
Net Income (Loss)
Income (loss) from operations:
Annuities	$43	$34	$24
Retirement Plan Services	3	4	3
Life Insurance	110	61	94
Group Protection	-	(1)	(4)
Other Operations	3	7	(8)
Excluded realized gain (loss), after-tax	(12)	(14)	(15)
Net income (loss)	$147	$91	$94

	For the Years Ended December 31,
	2014	2013	2012
Net Investment Income
Annuities	$54	$59	$63
Retirement Plan Services	55	55	52
Life Insurance	301	291	294
Group Protection	9	8	8
Other Operations	2	6	4
Total net investment income	$421	$419	$421

	For the Years Ended December 31,
	2014	2013	2012
Amortization of DAC and VOBA, Net of Interest
Annuities	$13	$13	$13
Retirement Plan Services	1	-	1
Life Insurance	68	77	63
Group Protection	2	3	2
Total amortization of DAC and VOBA, net of interest	$84	$93	$79

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	For the Years Ended December 31,
	2014	2013	2012
Federal Income Tax Expense (Benefit)
Annuities	$13	$10	$7
Retirement Plan Services	-	1	1
Life Insurance	58	32	48
Group Protection	-	(1)	(1)
Other Operations	4	2	11
Excluded realized gain (loss)	(6)	(7)	(7)
Total federal income tax expense (benefit)	$69	$37	$59

	As of December 31,
	2014	2013
Assets
Annuities	$5,273	$4,651
Retirement Plan Services	1,806	1,674
Life Insurance	7,281	7,010
Group Protection	193	175
Other Operations	91	154
Total assets	$14,644	$13,664

20.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Income taxes paid (received)	$52	$18	$8

21.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Balance Sheets:

	As of December 31,
	2014	2013
Assets with affiliates:
Service agreement receivable	$81	$(4)	Other assets
Ceded reinsurance contracts	28	31	Reinsurance recoverables
			Reinsurance related embedded
Ceded reinsurance contracts	11	8	derivatives
Ceded reinsurance contracts	44	-	Other assets

Liabilities with affiliates:
Service agreement payable	3	-	Other liabilities
Ceded reinsurance contracts	3	43	Other liabilities

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The following summarizes transactions with affiliates (in millions) and the associated line item on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2014	2013	2012
Revenues with affiliates:
Premiums paid on ceded reinsurance contracts	$(9)	$(16)	$(14)	Insurance premiums
Fees for management of general account	(6)	(6)	(6)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	70	(86)	-	Realized gain (loss)
Other gains (losses)	(78)	82	-	Realized gain (loss)

Benefits and expenses with affiliates:
Benefits on assumed (recoveries on ceded) reinsurance
contracts	5	-	-	Benefits
				Commissions and
Service agreement payments	70	74	74	other expenses

Service Agreement

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  investments by product, assets under management, weighted policies in force, headcount and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd (“LNBAR”).  As discussed in Note  4, we cede the GLB reserves embedded derivatives and the related hedge results to LNL.

45

LLANY Separate Account R For Flexible Premium Variable Life Insurance

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of assets and liabilities

December 31, 2014

Subaccount	Investments	Total Assets	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
ABVPSF Global Thematic Growth Class A	$198,527	$198,527	$4	$198,523
ABVPSF Growth and Income Class A	482,689	482,689	10	482,679
ABVPSF International Value Class A	52,793	52,793	1	52,792
ABVPSF Small/Mid Cap Value Class A	378,282	378,282	7	378,275
American Century VP Inflation Protection Class I	127,020	127,020	2	127,018
American Funds Global Growth Class 2	670,976	670,976	11	670,965
American Funds Global Small Capitalization Class 2	194,355	194,355	3	194,352
American Funds Growth Class 2	2,074,855	2,074,855	35	2,074,820
American Funds Growth-Income Class 2	1,902,795	1,902,795	32	1,902,763
American Funds International Class 2	1,418,691	1,418,691	24	1,418,667
BlackRock Global Allocation V.I. Class I	810,327	810,327	12	810,315
Delaware VIP Diversified Income Standard Class	419,349	419,349	6	419,343
Delaware VIP Emerging Markets Standard Class	626,764	626,764	10	626,754
Delaware VIP High Yield Standard Class	229,148	229,148	4	229,144
Delaware VIP Limited-Term Diversified Income Standard Class	61,349	61,349	—	61,349
Delaware VIP REIT Standard Class	1,185,729	1,185,729	21	1,185,708
Delaware VIP Small Cap Value Standard Class	1,511,969	1,511,969	30	1,511,939
Delaware VIP Smid Cap Growth Standard Class	615,473	615,473	12	615,461
Delaware VIP U.S. Growth Standard Class	529,125	529,125	9	529,116
Delaware VIP Value Standard Class	617,305	617,305	11	617,294
Deutsche Alternative Asset Allocation VIP Class A	85,338	85,338	1	85,337
Deutsche Equity 500 Index VIP Class A	636,035	636,035	14	636,021
Deutsche Small Cap Index VIP Class A	236,984	236,984	5	236,979
Fidelity VIP Contrafund Service Class	1,268,748	1,268,748	22	1,268,726
Fidelity VIP Equity-Income Service Class	219,542	219,542	5	219,537
Fidelity VIP Growth Service Class	104,466	104,466	2	104,464
Fidelity VIP Growth Opportunities Service Class	21,741	21,741	—	21,741
Fidelity VIP High Income Service Class	23,452	23,452	1	23,451
Fidelity VIP Mid Cap Service Class	771,038	771,038	12	771,026
Fidelity VIP Overseas Service Class	154,133	154,133	3	154,130
Franklin Income VIP Class 1	311,570	311,570	3	311,567
Franklin Mutual Shares VIP Class 1	411,633	411,633	6	411,627
Franklin Small-Mid Cap Growth VIP Class 1	69,538	69,538	1	69,537
Invesco V.I. American Franchise Series I	385,144	385,144	9	385,135
Invesco V.I. Core Equity Series I	205,060	205,060	5	205,055
Invesco V.I. International Growth Series I	77,387	77,387	2	77,385
Janus Aspen Balanced Institutional Class	423,828	423,828	9	423,819
Janus Aspen Balanced Service Class	37,137	37,137	1	37,136
Janus Aspen Enterprise Service Class	70,581	70,581	2	70,579
Janus Aspen Global Research Institutional Class	197,046	197,046	4	197,042
Janus Aspen Global Research Service Class	13,052	13,052	—	13,052
Janus Aspen Global Technology Service Class	11,343	11,343	—	11,343
LVIP Baron Growth Opportunities Standard Class	55,883	55,883	1	55,882
LVIP Baron Growth Opportunities Service Class	462,591	462,591	8	462,583
LVIP BlackRock Emerging Markets RPM Standard Class	36,846	36,846	1	36,845
LVIP BlackRock Equity Dividend RPM Standard Class	52,670	52,670	1	52,669
LVIP BlackRock Inflation Protected Bond Standard Class	68,300	68,300	—	68,300
LVIP Capital Growth Standard Class	24,252	24,252	—	24,252
LVIP Clarion Global Real Estate Standard Class	90,829	90,829	1	90,828
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	116,949	116,949	2	116,947
LVIP Delaware Bond Standard Class	906,317	906,317	18	906,299
LVIP Delaware Diversified Floating Rate Standard Class	235,318	235,318	3	235,315
LVIP Delaware Growth and Income Standard Class	88,959	88,959	1	88,958

See accompanying notes.

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Total Assets	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
LVIP Delaware Social Awareness Standard Class	$35,877	$35,877	$1	$35,876
LVIP Delaware Special Opportunities Standard Class	18,823	18,823	—	18,823
LVIP Dimensional Non-U.S. Equity RPM Standard Class	76,147	76,147	1	76,146
LVIP Dimensional U.S. Equity RPM Standard Class	129,664	129,664	1	129,663
LVIP Dimensional/Vanguard Total Bond Standard Class	30,155	30,155	—	30,155
LVIP Global Income Standard Class	184,598	184,598	2	184,596
LVIP JPMorgan High Yield Standard Class	95,600	95,600	2	95,598
LVIP JPMorgan Mid Cap Value RPM Standard Class	39,908	39,908	1	39,907
LVIP Managed Risk Profile 2030 Standard Class	745,775	745,775	16	745,759
LVIP Managed Risk Profile Conservative Standard Class	154,243	154,243	2	154,241
LVIP Managed Risk Profile Growth Standard Class	531,854	531,854	4	531,850
LVIP Managed Risk Profile Moderate Standard Class	571,062	571,062	5	571,057
LVIP MFS International Growth Standard Class	98,636	98,636	1	98,635
LVIP MFS Value Standard Class	120,372	120,372	2	120,370
LVIP Mid-Cap Value Standard Class	92,961	92,961	2	92,959
LVIP Mondrian International Value Standard Class	446,422	446,422	9	446,413
LVIP Money Market Standard Class	160,832	160,832	3	160,829
LVIP SSgA Bond Index Standard Class	215,302	215,302	3	215,299
LVIP SSgA Conservative Index Allocation Standard Class	37,640	37,640	1	37,639
LVIP SSgA Developed International 150 Standard Class	28,198	28,198	—	28,198
LVIP SSgA Emerging Markets 100 Standard Class	159,355	159,355	2	159,353
LVIP SSgA Global Tactical Allocation RPM Standard Class	126,561	126,561	1	126,560
LVIP SSgA International Index Standard Class	106,903	106,903	2	106,901
LVIP SSgA Large Cap 100 Standard Class	117,141	117,141	2	117,139
LVIP SSgA Moderate Index Allocation Standard Class	39,084	39,084	—	39,084
LVIP SSgA Moderate Structured Allocation Standard Class	102,236	102,236	2	102,234
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	16,894	16,894	—	16,894
LVIP SSgA S&P 500 Index Standard Class	605,197	605,197	10	605,187
LVIP SSgA Small-Cap Index Standard Class	87,376	87,376	1	87,375
LVIP SSgA Small-Mid Cap 200 Standard Class	22,558	22,558	—	22,558
LVIP T. Rowe Price Growth Stock Standard Class	67,024	67,024	1	67,023
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	137,320	137,320	2	137,318
LVIP Templeton Growth RPM Standard Class	47,693	47,693	1	47,692
LVIP UBS Large Cap Growth RPM Standard Class	104,480	104,480	2	104,478
LVIP Vanguard Domestic Equity ETF Standard Class	42,997	42,997	1	42,996
LVIP Vanguard International Equity ETF Standard Class	159,979	159,979	3	159,976
M International Equity	23,095	23,095	—	23,095
MFS VIT Growth Initial Class	246,103	246,103	4	246,099
MFS VIT Total Return Initial Class	148,502	148,502	3	148,499
MFS VIT Utilities Initial Class	1,575,451	1,575,451	26	1,575,425
NB AMT Large Cap Value I Class	75,716	75,716	2	75,714
NB AMT Mid Cap Growth I Class	672,412	672,412	14	672,398
NB AMT Mid Cap Intrinsic Value I Class	45,501	45,501	1	45,500
PIMCO VIT CommodityRealReturn Strategy Administrative Class	208,137	208,137	3	208,134
Putnam VT Growth & Income Class IB	20,290	20,290	—	20,290
Templeton Foreign VIP Class 2	108,456	108,456	2	108,454
Templeton Global Bond VIP Class 1	151,329	151,329	2	151,327
Templeton Growth VIP Class 1	78,384	78,384	1	78,383
Templeton Growth VIP Class 2	16,451	16,451	—	16,451

See accompanying notes.

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of operations

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
ABVPSF Global Thematic Growth Class A	$—	$(1,276)	$(1,276)	$3,238
ABVPSF Growth and Income Class A	6,116	(2,399)	3,717	1,744
ABVPSF International Value Class A	1,983	(289)	1,694	161
ABVPSF Large Cap Growth Class A	—	(1)	(1)	212
ABVPSF Small/Mid Cap Value Class A	2,492	(2,481)	11	10,884
American Century VP Inflation Protection Class I	1,988	(796)	1,192	(1,414)
American Funds Global Growth Class 2	6,706	(2,803)	3,903	3,469
American Funds Global Small Capitalization Class 2	243	(1,204)	(961)	7,421
American Funds Growth Class 2	16,186	(12,799)	3,387	87,285
American Funds Growth-Income Class 2	23,761	(10,851)	12,910	22,256
American Funds International Class 2	20,272	(8,329)	11,943	6,637
BlackRock Global Allocation V.I. Class I	17,819	(4,053)	13,766	6,199
Delaware VIP Diversified Income Standard Class	8,717	(2,074)	6,643	423
Delaware VIP Emerging Markets Standard Class	3,937	(3,618)	319	7,990
Delaware VIP High Yield Standard Class	16,827	(1,780)	15,047	2,777
Delaware VIP Limited-Term Diversified Income Standard Class	845	(139)	706	(297)
Delaware VIP REIT Standard Class	15,536	(7,286)	8,250	29,297
Delaware VIP Small Cap Value Standard Class	8,616	(10,704)	(2,088)	52,801
Delaware VIP Smid Cap Growth Standard Class	326	(3,813)	(3,487)	5,425
Delaware VIP U.S. Growth Standard Class	1,030	(2,946)	(1,916)	6,225
Delaware VIP Value Standard Class	10,715	(3,962)	6,753	59,498
Deutsche Alternative Asset Allocation VIP Class A	550	(276)	274	(26)
Deutsche Equity 500 Index VIP Class A	10,785	(4,617)	6,168	10,900
Deutsche Small Cap Index VIP Class A	2,092	(1,617)	475	5,159
Fidelity VIP Contrafund Service Class	10,629	(7,628)	3,001	18,117
Fidelity VIP Equity-Income Service Class	5,983	(1,718)	4,265	799
Fidelity VIP Growth Service Class	96	(313)	(217)	1,699
Fidelity VIP Growth Opportunities Service Class	24	(159)	(135)	318
Fidelity VIP High Income Service Class	1,436	(567)	869	5,464
Fidelity VIP Mid Cap Service Class	1,225	(4,267)	(3,042)	4,319
Fidelity VIP Overseas Service Class	2,050	(1,253)	797	584
Franklin Income VIP Class 1	14,438	(1,162)	13,276	6,121
Franklin Mutual Shares VIP Class 1	8,617	(2,104)	6,513	5,456
Franklin Small-Mid Cap Growth VIP Class 1	—	(365)	(365)	2,222
Invesco V.I. American Franchise Series I	159	(3,368)	(3,209)	38,178
Invesco V.I. Core Equity Series I	2,016	(2,269)	(253)	59,487
Invesco V.I. International Growth Series I	1,254	(630)	624	2,768
Janus Aspen Balanced Institutional Class	7,213	(3,264)	3,949	2,060
Janus Aspen Balanced Service Class	532	(240)	292	134
Janus Aspen Enterprise Service Class	22	(542)	(520)	3,965
Janus Aspen Global Research Institutional Class	2,125	(1,555)	570	3,240
Janus Aspen Global Research Service Class	120	(96)	24	78
Janus Aspen Global Technology Service Class	—	(88)	(88)	811
LVIP Baron Growth Opportunities Standard Class	230	(327)	(97)	1,709
LVIP Baron Growth Opportunities Service Class	838	(2,692)	(1,854)	61,261
LVIP BlackRock Emerging Markets RPM Standard Class	450	(65)	385	(32)
LVIP BlackRock Equity Dividend RPM Standard Class	756	(240)	516	249
LVIP BlackRock Inflation Protected Bond Standard Class	976	(115)	861	(53)
LVIP Capital Growth Standard Class	42	(134)	(92)	139
LVIP Clarion Global Real Estate Standard Class	2,426	(486)	1,940	1,809
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	—	(532)	(532)	888
LVIP Delaware Bond Standard Class	18,673	(6,769)	11,904	5,619
LVIP Delaware Diversified Floating Rate Standard Class	3,291	(692)	2,599	320
LVIP Delaware Growth and Income Standard Class	1,683	(431)	1,252	2,214
LVIP Delaware Social Awareness Standard Class	523	(255)	268	562
LVIP Delaware Special Opportunities Standard Class	249	(103)	146	114
LVIP Dimensional Non-U.S. Equity RPM Standard Class	1,656	(221)	1,435	523

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
ABVPSF Global Thematic Growth Class A	$—	$3,238	$6,010	$7,972
ABVPSF Growth and Income Class A	—	1,744	28,502	33,963
ABVPSF International Value Class A	—	161	(5,423)	(3,568)
ABVPSF Large Cap Growth Class A	—	212	(213)	(2)
ABVPSF Small/Mid Cap Value Class A	41,109	51,993	(23,082)	28,922
American Century VP Inflation Protection Class I	3,243	1,829	909	3,930
American Funds Global Growth Class 2	37,761	41,230	(33,745)	11,388
American Funds Global Small Capitalization Class 2	909	8,330	(4,150)	3,219
American Funds Growth Class 2	96,798	184,083	(27,700)	159,770
American Funds Growth-Income Class 2	86,184	108,440	49,938	171,288
American Funds International Class 2	—	6,637	(65,806)	(47,226)
BlackRock Global Allocation V.I. Class I	61,106	67,305	(70,558)	10,513
Delaware VIP Diversified Income Standard Class	—	423	10,303	17,369
Delaware VIP Emerging Markets Standard Class	2,304	10,294	(62,105)	(51,492)
Delaware VIP High Yield Standard Class	4,006	6,783	(24,020)	(2,190)
Delaware VIP Limited-Term Diversified Income Standard Class	—	(297)	226	635
Delaware VIP REIT Standard Class	—	29,297	237,599	275,146
Delaware VIP Small Cap Value Standard Class	132,722	185,523	(103,236)	80,199
Delaware VIP Smid Cap Growth Standard Class	45,102	50,527	(25,792)	21,248
Delaware VIP U.S. Growth Standard Class	31,930	38,155	18,965	55,204
Delaware VIP Value Standard Class	—	59,498	12,215	78,466
Deutsche Alternative Asset Allocation VIP Class A	176	150	(1,015)	(591)
Deutsche Equity 500 Index VIP Class A	19,350	30,250	33,803	70,221
Deutsche Small Cap Index VIP Class A	11,914	17,073	(8,490)	9,058
Fidelity VIP Contrafund Service Class	24,877	42,994	82,027	128,022
Fidelity VIP Equity-Income Service Class	3,005	3,804	8,026	16,095
Fidelity VIP Growth Service Class	—	1,699	3,255	4,737
Fidelity VIP Growth Opportunities Service Class	20	338	1,941	2,144
Fidelity VIP High Income Service Class	—	5,464	(2,159)	4,174
Fidelity VIP Mid Cap Service Class	16,621	20,940	23,819	41,717
Fidelity VIP Overseas Service Class	40	624	(16,190)	(14,769)
Franklin Income VIP Class 1	—	6,121	(13,420)	5,977
Franklin Mutual Shares VIP Class 1	1,992	7,448	10,575	24,536
Franklin Small-Mid Cap Growth VIP Class 1	12,534	14,756	(9,565)	4,826
Invesco V.I. American Franchise Series I	—	38,178	(4,865)	30,104
Invesco V.I. Core Equity Series I	1,126	60,613	(36,139)	24,221
Invesco V.I. International Growth Series I	—	2,768	(3,771)	(379)
Janus Aspen Balanced Institutional Class	10,801	12,861	13,358	30,168
Janus Aspen Balanced Service Class	864	998	1,270	2,560
Janus Aspen Enterprise Service Class	4,624	8,589	(1,164)	6,905
Janus Aspen Global Research Institutional Class	—	3,240	8,720	12,530
Janus Aspen Global Research Service Class	—	78	636	738
Janus Aspen Global Technology Service Class	679	1,490	(554)	848
LVIP Baron Growth Opportunities Standard Class	311	2,020	567	2,490
LVIP Baron Growth Opportunities Service Class	2,488	63,749	(41,043)	20,852
LVIP BlackRock Emerging Markets RPM Standard Class	—	(32)	(5,347)	(4,994)
LVIP BlackRock Equity Dividend RPM Standard Class	—	249	838	1,603
LVIP BlackRock Inflation Protected Bond Standard Class	—	(53)	386	1,194
LVIP Capital Growth Standard Class	38	177	2,238	2,323
LVIP Clarion Global Real Estate Standard Class	—	1,809	7,628	11,377
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	—	888	(8,349)	(7,993)
LVIP Delaware Bond Standard Class	4,902	10,521	24,094	46,519
LVIP Delaware Diversified Floating Rate Standard Class	—	320	(3,198)	(279)
LVIP Delaware Growth and Income Standard Class	4,631	6,845	2,129	10,226
LVIP Delaware Social Awareness Standard Class	1,723	2,285	1,979	4,532
LVIP Delaware Special Opportunities Standard Class	795	909	129	1,184
LVIP Dimensional Non-U.S. Equity RPM Standard Class	—	523	(7,233)	(5,275)

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of operations (continued)

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Dimensional U.S. Equity RPM Standard Class	$1,218	$(356)	$862	$2,023
LVIP Dimensional/Vanguard Total Bond Standard Class	483	(85)	398	10
LVIP Global Income Standard Class	976	(742)	234	345
LVIP JPMorgan High Yield Standard Class	4,148	(638)	3,510	1,826
LVIP JPMorgan Mid Cap Value RPM Standard Class	315	(225)	90	889
LVIP Managed Risk Profile 2030 Standard Class	15,464	(5,698)	9,766	3,247
LVIP Managed Risk Profile Conservative Standard Class	3,047	(959)	2,088	2,196
LVIP Managed Risk Profile Growth Standard Class	10,779	(1,092)	9,687	3,890
LVIP Managed Risk Profile Moderate Standard Class	11,127	(1,612)	9,515	4,472
LVIP MFS International Growth Standard Class	1,064	(540)	524	541
LVIP MFS Value Standard Class	2,814	(561)	2,253	1,664
LVIP Mid-Cap Value Standard Class	292	(574)	(282)	2,310
LVIP Mondrian International Value Standard Class	18,560	(3,275)	15,285	2,999
LVIP Money Market Standard Class	103	(2,369)	(2,266)	—
LVIP SSgA Bond Index Standard Class	3,948	(1,096)	2,852	161
LVIP SSgA Conservative Index Allocation Standard Class	673	(218)	455	320
LVIP SSgA Developed International 150 Standard Class	916	(150)	766	615
LVIP SSgA Emerging Markets 100 Standard Class	4,751	(893)	3,858	(49)
LVIP SSgA Global Tactical Allocation RPM Standard Class	2,838	(455)	2,383	1,111
LVIP SSgA International Index Standard Class	2,974	(376)	2,598	329
LVIP SSgA Large Cap 100 Standard Class	2,701	(584)	2,117	4,881
LVIP SSgA Moderate Index Allocation Standard Class	792	(99)	693	145
LVIP SSgA Moderate Structured Allocation Standard Class	2,766	(618)	2,148	1,979
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	487	(114)	373	363
LVIP SSgA S&P 500 Index Standard Class	11,135	(3,052)	8,083	15,834
LVIP SSgA Small-Cap Index Standard Class	804	(333)	471	3,096
LVIP SSgA Small-Mid Cap 200 Standard Class	755	(83)	672	202
LVIP T. Rowe Price Growth Stock Standard Class	—	(210)	(210)	486
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	321	(517)	(196)	3,256
LVIP Templeton Growth RPM Standard Class	887	(220)	667	675
LVIP UBS Large Cap Growth RPM Standard Class	—	(753)	(753)	721
LVIP Vanguard Domestic Equity ETF Standard Class	760	(248)	512	857
LVIP Vanguard International Equity ETF Standard Class	3,281	(969)	2,312	884
M International Equity	565	(152)	413	(268)
MFS VIT Growth Initial Class	239	(1,535)	(1,296)	4,549
MFS VIT Total Return Initial Class	3,166	(1,241)	1,925	8,089
MFS VIT Utilities Initial Class	32,336	(9,606)	22,730	44,186
NB AMT Large Cap Value I Class	546	(593)	(47)	364
NB AMT Mid Cap Growth I Class	—	(5,461)	(5,461)	100,878
NB AMT Mid Cap Intrinsic Value I Class	462	(275)	187	1,141
PIMCO VIT CommodityRealReturn Strategy Administrative Class	722	(1,004)	(282)	(2,044)
Putnam VT Global Health Care Class IB	39	(72)	(33)	4,367
Putnam VT Growth & Income Class IB	255	(156)	99	63
Templeton Foreign VIP Class 2	2,258	(962)	1,296	1,180
Templeton Global Bond VIP Class 1	9,266	(1,023)	8,243	1,064
Templeton Growth VIP Class 1	1,245	(463)	782	1,252
Templeton Growth VIP Class 2	230	(148)	82	1,286

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Dimensional U.S. Equity RPM Standard Class	$—	$2,023	$2,571	$5,456
LVIP Dimensional/Vanguard Total Bond Standard Class	22	32	686	1,116
LVIP Global Income Standard Class	231	576	780	1,590
LVIP JPMorgan High Yield Standard Class	321	2,147	(2,801)	2,856
LVIP JPMorgan Mid Cap Value RPM Standard Class	—	889	1,848	2,827
LVIP Managed Risk Profile 2030 Standard Class	—	3,247	11,396	24,409
LVIP Managed Risk Profile Conservative Standard Class	1,939	4,135	1,573	7,796
LVIP Managed Risk Profile Growth Standard Class	—	3,890	(5,274)	8,303
LVIP Managed Risk Profile Moderate Standard Class	—	4,472	(459)	13,528
LVIP MFS International Growth Standard Class	—	541	(6,591)	(5,526)
LVIP MFS Value Standard Class	—	1,664	7,351	11,268
LVIP Mid-Cap Value Standard Class	—	2,310	4,631	6,659
LVIP Mondrian International Value Standard Class	—	2,999	(32,802)	(14,518)
LVIP Money Market Standard Class	—	—	—	(2,266)
LVIP SSgA Bond Index Standard Class	104	265	7,402	10,519
LVIP SSgA Conservative Index Allocation Standard Class	251	571	325	1,351
LVIP SSgA Developed International 150 Standard Class	545	1,160	(1,992)	(66)
LVIP SSgA Emerging Markets 100 Standard Class	—	(49)	(8,946)	(5,137)
LVIP SSgA Global Tactical Allocation RPM Standard Class	—	1,111	(270)	3,224
LVIP SSgA International Index Standard Class	—	329	(10,612)	(7,685)
LVIP SSgA Large Cap 100 Standard Class	3,639	8,520	5,446	16,083
LVIP SSgA Moderate Index Allocation Standard Class	105	250	(1)	942
LVIP SSgA Moderate Structured Allocation Standard Class	927	2,906	(259)	4,795
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	192	555	257	1,185
LVIP SSgA S&P 500 Index Standard Class	4,644	20,478	36,481	65,042
LVIP SSgA Small-Cap Index Standard Class	2,501	5,597	(1,622)	4,446
LVIP SSgA Small-Mid Cap 200 Standard Class	877	1,079	(828)	923
LVIP T. Rowe Price Growth Stock Standard Class	—	486	4,888	5,164
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	7,080	10,336	3,282	13,422
LVIP Templeton Growth RPM Standard Class	—	675	(3,210)	(1,868)
LVIP UBS Large Cap Growth RPM Standard Class	—	721	4,601	4,569
LVIP Vanguard Domestic Equity ETF Standard Class	134	991	3,032	4,535
LVIP Vanguard International Equity ETF Standard Class	—	884	(11,874)	(8,678)
M International Equity	—	(268)	(2,056)	(1,911)
MFS VIT Growth Initial Class	15,257	19,806	(203)	18,307
MFS VIT Total Return Initial Class	4,406	12,495	(1,856)	12,564
MFS VIT Utilities Initial Class	56,708	100,894	49,287	172,911
NB AMT Large Cap Value I Class	—	364	6,069	6,386
NB AMT Mid Cap Growth I Class	265,270	366,148	(316,637)	44,050
NB AMT Mid Cap Intrinsic Value I Class	1,223	2,364	2,832	5,383
PIMCO VIT CommodityRealReturn Strategy Administrative Class	—	(2,044)	(43,425)	(45,751)
Putnam VT Global Health Care Class IB	1,411	5,778	(4,367)	1,378
Putnam VT Growth & Income Class IB	—	63	1,667	1,829
Templeton Foreign VIP Class 2	—	1,180	(16,923)	(14,447)
Templeton Global Bond VIP Class 1	—	1,064	(6,187)	3,120
Templeton Growth VIP Class 1	—	1,252	(4,546)	(2,512)
Templeton Growth VIP Class 2	—	1,286	(1,847)	(479)

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets

Years Ended December 31, 2013 and 2014

	ABVPSF Global Thematic Growth Class A Subaccount	ABVPSF Growth and Income Class A Subaccount	ABVPSF International Value Class A Subaccount	ABVPSF Large Cap Growth Class A Subaccount	ABVPSF Small/Mid Cap Value Class A Subaccount	American Century VP Inflation Protection Class I Subaccount	American Funds Global Growth Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2013	$119,027	$166,888	$39,212	$1,611	$238,303	$144,096	$112,320
Changes From Operations:
• Net investment income (loss)	(605)	1,200	2,613	(8)	(375)	1,512	2,444
• Net realized gain (loss) on investments	670	1,166	35	397	32,028	6,601	4,240
• Net change in unrealized appreciation or depreciation on investments	28,723	56,568	6,450	(57)	59,737	(19,670)	52,197
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,788	58,934	9,098	332	91,390	(11,557)	58,881
Changes From Unit Transactions:
• Contract purchases	23,053	3,844	5,964	—	23,149	10,440	230,721
• Contract withdrawals	(7,608)	(3,070)	(1,892)	(1,403)	(38,545)	(30,612)	(37,409)
• Contract transfers	236	7,605	(1,868)	—	7,086	20,351	12,929
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	15,681	8,379	2,204	(1,403)	(8,310)	179	206,241
TOTAL INCREASE (DECREASE) IN NET ASSETS	44,469	67,313	11,302	(1,071)	83,080	(11,378)	265,122
NET ASSETS AT DECEMBER 31, 2013	163,496	234,201	50,514	540	321,383	132,718	377,442
Changes From Operations:
• Net investment income (loss)	(1,276)	3,717	1,694	(1)	11	1,192	3,903
• Net realized gain (loss) on investments	3,238	1,744	161	212	51,993	1,829	41,230
• Net change in unrealized appreciation or depreciation on investments	6,010	28,502	(5,423)	(213)	(23,082)	909	(33,745)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,972	33,963	(3,568)	(2)	28,922	3,930	11,388
Changes From Unit Transactions:
• Contract purchases	37,989	14,547	6,178	362	68,821	6,186	52,380
• Contract withdrawals	(10,311)	(4,525)	(2,003)	(900)	(43,075)	(11,765)	(31,968)
• Contract transfers	(623)	204,493	1,671	—	2,224	(4,051)	261,723
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	27,055	214,515	5,846	(538)	27,970	(9,630)	282,135
TOTAL INCREASE (DECREASE) IN NET ASSETS	35,027	248,478	2,278	(540)	56,892	(5,700)	293,523
NET ASSETS AT DECEMBER 31, 2014	$198,523	$482,679	$52,792	$—	$378,275	$127,018	$670,965

See accompanying notes.

	American Funds Global Small Capitalization Class 2 Subaccount	American Funds Growth Class 2 Subaccount	American Funds Growth-Income Class 2 Subaccount	American Funds International Class 2 Subaccount	BlackRock Global Allocation V.I. Class I Subaccount	Delaware VIP Diversified Income Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$167,060	$1,505,034	$1,138,380	$1,132,947	$212,278	$359,119
Changes From Operations:
• Net investment income (loss)	521	5,631	11,209	9,510	5,179	6,546
• Net realized gain (loss) on investments	2,984	27,395	22,880	11,097	23,703	5,192
• Net change in unrealized appreciation or depreciation on investments	40,124	418,718	356,704	210,836	24,327	(19,366)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,629	451,744	390,793	231,443	53,209	(7,628)
Changes From Unit Transactions:
• Contract purchases	17,685	159,270	221,008	103,043	152,467	57,181
• Contract withdrawals	(31,061)	(99,098)	(97,084)	(146,787)	(36,278)	(85,034)
• Contract transfers	1,447	(11,449)	(14,793)	(4,046)	284,966	23,477
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,929)	48,723	109,131	(47,790)	401,155	(4,376)
TOTAL INCREASE (DECREASE) IN NET ASSETS	31,700	500,467	499,924	183,653	454,364	(12,004)
NET ASSETS AT DECEMBER 31, 2013	198,760	2,005,501	1,638,304	1,316,600	666,642	347,115
Changes From Operations:
• Net investment income (loss)	(961)	3,387	12,910	11,943	13,766	6,643
• Net realized gain (loss) on investments	8,330	184,083	108,440	6,637	67,305	423
• Net change in unrealized appreciation or depreciation on investments	(4,150)	(27,700)	49,938	(65,806)	(70,558)	10,303
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,219	159,770	171,288	(47,226)	10,513	17,369
Changes From Unit Transactions:
• Contract purchases	14,752	181,546	145,109	104,204	282,507	51,337
• Contract withdrawals	(9,268)	(261,832)	(53,796)	(41,426)	(64,604)	(25,919)
• Contract transfers	(13,111)	(10,165)	1,858	86,515	(84,743)	29,441
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,627)	(90,451)	93,171	149,293	133,160	54,859
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,408)	69,319	264,459	102,067	143,673	72,228
NET ASSETS AT DECEMBER 31, 2014	$194,352	$2,074,820	$1,902,763	$1,418,667	$810,315	$419,343

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Delaware VIP Emerging Markets Standard Class Subaccount	Delaware VIP High Yield Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Standard Class Subaccount	Delaware VIP REIT Standard Class Subaccount	Delaware VIP Small Cap Value Standard Class Subaccount	Delaware VIP Smid Cap Growth Standard Class Subaccount	Delaware VIP U.S. Growth Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$508,617	$211,394	$32,965	$942,304	$1,183,095	$352,928	$325,066
Changes From Operations:
• Net investment income (loss)	5,765	14,107	379	9,204	284	(2,976)	(1,159)
• Net realized gain (loss) on investments	8,780	949	(69)	13,680	93,272	30,557	16,377
• Net change in unrealized appreciation or depreciation on investments	33,441	2,958	(751)	(8,864)	289,089	115,843	96,863
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,986	18,014	(441)	14,020	382,645	143,424	112,081
Changes From Unit Transactions:
• Contract purchases	80,136	7,852	6,653	75,421	64,799	19,385	21,199
• Contract withdrawals	(57,790)	(10,114)	(2,029)	(108,295)	(91,609)	(22,092)	(13,030)
• Contract transfers	2,400	9,516	(3,597)	40,556	(21,960)	10,365	(1,302)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	24,746	7,254	1,027	7,682	(48,770)	7,658	6,867
TOTAL INCREASE (DECREASE) IN NET ASSETS	72,732	25,268	586	21,702	333,875	151,082	118,948
NET ASSETS AT DECEMBER 31, 2013	581,349	236,662	33,551	964,006	1,516,970	504,010	444,014
Changes From Operations:
• Net investment income (loss)	319	15,047	706	8,250	(2,088)	(3,487)	(1,916)
• Net realized gain (loss) on investments	10,294	6,783	(297)	29,297	185,523	50,527	38,155
• Net change in unrealized appreciation or depreciation on investments	(62,105)	(24,020)	226	237,599	(103,236)	(25,792)	18,965
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(51,492)	(2,190)	635	275,146	80,199	21,248	55,204
Changes From Unit Transactions:
• Contract purchases	89,899	21,688	30,059	91,307	64,289	53,734	21,617
• Contract withdrawals	(47,888)	(8,881)	(4,062)	(40,067)	(155,054)	(21,770)	(13,532)
• Contract transfers	54,886	(18,135)	1,166	(104,684)	5,535	58,239	21,813
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	96,897	(5,328)	27,163	(53,444)	(85,230)	90,203	29,898
TOTAL INCREASE (DECREASE) IN NET ASSETS	45,405	(7,518)	27,798	221,702	(5,031)	111,451	85,102
NET ASSETS AT DECEMBER 31, 2014	$626,754	$229,144	$61,349	$1,185,708	$1,511,939	$615,461	$529,116
See accompanying notes.

	Delaware VIP Value Standard Class Subaccount	Deutsche Alternative Asset Allocation VIP Class A Subaccount	Deutsche Equity 500 Index VIP Class A Subaccount	Deutsche Small Cap Index VIP Class A Subaccount	Fidelity VIP Contrafund Service Class Subaccount	Fidelity VIP Equity-Income Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$420,554	$3,775	$443,744	$155,298	$825,429	$165,715
Changes From Operations:
• Net investment income (loss)	5,437	209	5,109	1,758	3,632	3,093
• Net realized gain (loss) on investments	5,919	(9)	20,727	10,499	17,050	13,867
• Net change in unrealized appreciation or depreciation on investments	133,068	(125)	109,718	48,376	236,645	27,838
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	144,424	75	135,554	60,633	257,327	44,798
Changes From Unit Transactions:
• Contract purchases	27,826	17,575	26,334	8,610	119,666	1,202
• Contract withdrawals	(22,521)	(3,046)	(33,891)	(4,374)	(115,479)	(1,272)
• Contract transfers	41,993	4,290	(3,815)	1,434	38,416	(4,755)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	47,298	18,819	(11,372)	5,670	42,603	(4,825)
TOTAL INCREASE (DECREASE) IN NET ASSETS	191,722	18,894	124,182	66,303	299,930	39,973
NET ASSETS AT DECEMBER 31, 2013	612,276	22,669	567,926	221,601	1,125,359	205,688
Changes From Operations:
• Net investment income (loss)	6,753	274	6,168	475	3,001	4,265
• Net realized gain (loss) on investments	59,498	150	30,250	17,073	42,994	3,804
• Net change in unrealized appreciation or depreciation on investments	12,215	(1,015)	33,803	(8,490)	82,027	8,026
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	78,466	(591)	70,221	9,058	128,022	16,095
Changes From Unit Transactions:
• Contract purchases	64,274	12,726	30,359	24,103	62,527	1,200
• Contract withdrawals	(28,664)	(4,116)	(27,007)	(5,552)	(45,533)	(923)
• Contract transfers	(109,058)	54,649	(5,478)	(12,231)	(1,649)	(2,523)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(73,448)	63,259	(2,126)	6,320	15,345	(2,246)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,018	62,668	68,095	15,378	143,367	13,849
NET ASSETS AT DECEMBER 31, 2014	$617,294	$85,337	$636,021	$236,979	$1,268,726	$219,537

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Fidelity VIP Growth Service Class Subaccount	Fidelity VIP Growth Opportunities Service Class Subaccount	Fidelity VIP High Income Service Class Subaccount	Fidelity VIP Mid Cap Service Class Subaccount	Fidelity VIP Overseas Service Class Subaccount	Franklin Income VIP Class 1 Subaccount	Franklin Mutual Shares VIP Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2013	$30,886	$13,995	$130,996	$500,124	$128,973	$116,015	$189,924
Changes From Operations:
• Net investment income (loss)	(90)	(97)	6,454	(966)	763	7,547	5,166
• Net realized gain (loss) on investments	1,045	227	738	94,894	1,293	591	4,739
• Net change in unrealized appreciation or depreciation on investments	10,181	4,987	(724)	88,111	35,941	10,730	50,177
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,136	5,117	6,468	182,039	37,997	18,868	60,082
Changes From Unit Transactions:
• Contract purchases	7,664	773	1,760	63,767	3,000	47,111	128,317
• Contract withdrawals	(2,938)	(493)	(20,604)	(91,124)	(3,167)	(9,121)	(22,202)
• Contract transfers	(1,478)	—	12,309	38,173	(917)	16,657	(8,777)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,248	280	(6,535)	10,816	(1,084)	54,647	97,338
TOTAL INCREASE (DECREASE) IN NET ASSETS	14,384	5,397	(67)	192,855	36,913	73,515	157,420
NET ASSETS AT DECEMBER 31, 2013	45,270	19,392	130,929	692,979	165,886	189,530	347,344
Changes From Operations:
• Net investment income (loss)	(217)	(135)	869	(3,042)	797	13,276	6,513
• Net realized gain (loss) on investments	1,699	338	5,464	20,940	624	6,121	7,448
• Net change in unrealized appreciation or depreciation on investments	3,255	1,941	(2,159)	23,819	(16,190)	(13,420)	10,575
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,737	2,144	4,174	41,717	(14,769)	5,977	24,536
Changes From Unit Transactions:
• Contract purchases	7,019	775	1,200	61,085	2,712	129,719	38,873
• Contract withdrawals	(3,752)	(570)	(113,724)	(22,213)	(2,800)	(27,452)	(15,380)
• Contract transfers	51,190	—	872	(2,542)	3,101	13,793	16,254
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	54,457	205	(111,652)	36,330	3,013	116,060	39,747
TOTAL INCREASE (DECREASE) IN NET ASSETS	59,194	2,349	(107,478)	78,047	(11,756)	122,037	64,283
NET ASSETS AT DECEMBER 31, 2014	$104,464	$21,741	$23,451	$771,026	$154,130	$311,567	$411,627

See accompanying notes.

	Franklin Small-Mid Cap Growth VIP Class 1 Subaccount	Invesco V.I. American Franchise Series I Subaccount	Invesco V.I. Core Equity Series I Subaccount	Invesco V.I. International Growth Series I Subaccount	Janus Aspen Balanced Institutional Class Subaccount	Janus Aspen Balanced Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$53,325	$356,384	$293,148	$85,884	$326,350	$28,345
Changes From Operations:
• Net investment income (loss)	(327)	(1,462)	1,908	219	2,708	203
• Net realized gain (loss) on investments	5,476	4,504	8,893	6,722	21,583	1,747
• Net change in unrealized appreciation or depreciation on investments	14,305	134,247	69,697	5,359	38,798	3,406
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,454	137,289	80,498	12,300	63,089	5,356
Changes From Unit Transactions:
• Contract purchases	2,487	13,969	11,878	5,904	7,408	271
• Contract withdrawals	(2,344)	(28,392)	(37,383)	(30,227)	(10,111)	(609)
• Contract transfers	(4,358)	(2,072)	(354)	3,576	5,671	48
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,215)	(16,495)	(25,859)	(20,747)	2,968	(290)
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,239	120,794	54,639	(8,447)	66,057	5,066
NET ASSETS AT DECEMBER 31, 2013	68,564	477,178	347,787	77,437	392,407	33,411
Changes From Operations:
• Net investment income (loss)	(365)	(3,209)	(253)	624	3,949	292
• Net realized gain (loss) on investments	14,756	38,178	60,613	2,768	12,861	998
• Net change in unrealized appreciation or depreciation on investments	(9,565)	(4,865)	(36,139)	(3,771)	13,358	1,270
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,826	30,104	24,221	(379)	30,168	2,560
Changes From Unit Transactions:
• Contract purchases	2,551	12,578	17,858	5,805	7,484	2,013
• Contract withdrawals	(4,175)	(124,625)	(154,001)	(8,637)	(12,055)	(592)
• Contract transfers	(2,229)	(10,100)	(30,810)	3,159	5,815	(256)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,853)	(122,147)	(166,953)	327	1,244	1,165
TOTAL INCREASE (DECREASE) IN NET ASSETS	973	(92,043)	(142,732)	(52)	31,412	3,725
NET ASSETS AT DECEMBER 31, 2014	$69,537	$385,135	$205,055	$77,385	$423,819	$37,136

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Janus Aspen Enterprise Service Class Subaccount	Janus Aspen Global Research Institutional Class Subaccount	Janus Aspen Global Research Service Class Subaccount	Janus Aspen Global Technology Service Class Subaccount	LVIP Baron Growth Opportunities Standard Class Subaccount	LVIP Baron Growth Opportunities Service Class Subaccount	LVIP BlackRock Emerging Markets RPM Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$47,560	$154,658	$7,263	$8,286	$138,043	$303,497	$—
Changes From Operations:
• Net investment income (loss)	(240)	699	23	(79)	(375)	(998)	—
• Net realized gain (loss) on investments	472	2,048	58	221	43,416	43,967	—
• Net change in unrealized appreciation or depreciation on investments	14,626	38,783	1,870	2,823	(9,593)	72,570	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,858	41,530	1,951	2,965	33,448	115,539	—
Changes From Unit Transactions:
• Contract purchases	1,802	6,967	431	794	400	38,563	—
• Contract withdrawals	(1,085)	(7,751)	(242)	(471)	(110,618)	(36,501)	—
• Contract transfers	(70)	(6,756)	—	(93)	(5,257)	(8,499)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	647	(7,540)	189	230	(115,475)	(6,437)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,505	33,990	2,140	3,195	(82,027)	109,102	—
NET ASSETS AT DECEMBER 31, 2013	63,065	188,648	9,403	11,481	56,016	412,599	—
Changes From Operations:
• Net investment income (loss)	(520)	570	24	(88)	(97)	(1,854)	385
• Net realized gain (loss) on investments	8,589	3,240	78	1,490	2,020	63,749	(32)
• Net change in unrealized appreciation or depreciation on investments	(1,164)	8,720	636	(554)	567	(41,043)	(5,347)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,905	12,530	738	848	2,490	20,852	(4,994)
Changes From Unit Transactions:
• Contract purchases	17,839	6,278	3,430	793	400	47,117	—
• Contract withdrawals	(2,077)	(10,183)	(519)	(513)	(3,395)	(158,072)	(450)
• Contract transfers	(15,153)	(231)	—	(1,266)	371	140,087	42,289
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	609	(4,136)	2,911	(986)	(2,624)	29,132	41,839
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,514	8,394	3,649	(138)	(134)	49,984	36,845
NET ASSETS AT DECEMBER 31, 2014	$70,579	$197,042	$13,052	$11,343	$55,882	$462,583	$36,845

See accompanying notes.

	LVIP BlackRock Equity Dividend RPM Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Standard Class Subaccount	LVIP Capital Growth Standard Class Subaccount	LVIP Clarion Global Real Estate Standard Class Subaccount	LVIP Columbia Small-Mid Cap Growth RPM Standard Class Subaccount	LVIP Delaware Bond Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$9,582	$10,718	$12,477	$69,009	$59,559	$979,550
Changes From Operations:
• Net investment income (loss)	110	60	(99)	(429)	(442)	9,803
• Net realized gain (loss) on investments	647	359	65	1,296	2,248	17,030
• Net change in unrealized appreciation or depreciation on investments	2,176	(2,121)	5,033	1,118	14,810	(56,204)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,933	(1,702)	4,999	1,985	16,616	(29,371)
Changes From Unit Transactions:
• Contract purchases	32,680	11,126	2,707	12,364	1,256	39,397
• Contract withdrawals	(5,767)	(3,611)	(471)	(3,296)	(2,490)	(159,959)
• Contract transfers	(20,644)	21,708	—	4,326	25,082	63,228
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,269	29,223	2,236	13,394	23,848	(57,334)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,202	27,521	7,235	15,379	40,464	(86,705)
NET ASSETS AT DECEMBER 31, 2013	18,784	38,239	19,712	84,388	100,023	892,845
Changes From Operations:
• Net investment income (loss)	516	861	(92)	1,940	(532)	11,904
• Net realized gain (loss) on investments	249	(53)	177	1,809	888	10,521
• Net change in unrealized appreciation or depreciation on investments	838	386	2,238	7,628	(8,349)	24,094
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,603	1,194	2,323	11,377	(7,993)	46,519
Changes From Unit Transactions:
• Contract purchases	46,362	11,126	2,707	3,823	5,239	59,715
• Contract withdrawals	(13,597)	(4,947)	(490)	(3,193)	(4,305)	(103,557)
• Contract transfers	(483)	22,688	—	(5,567)	23,983	10,777
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	32,282	28,867	2,217	(4,937)	24,917	(33,065)
TOTAL INCREASE (DECREASE) IN NET ASSETS	33,885	30,061	4,540	6,440	16,924	13,454
NET ASSETS AT DECEMBER 31, 2014	$52,669	$68,300	$24,252	$90,828	$116,947	$906,299

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Delaware Diversified Floating Rate Standard Class Subaccount	LVIP Delaware Growth and Income Standard Class Subaccount	LVIP Delaware Social Awareness Standard Class Subaccount	LVIP Delaware Special Opportunities Standard Class Subaccount	LVIP Dimensional Non-U.S. Equity RPM Standard Class Subaccount	LVIP Dimensional U.S. Equity RPM Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$45,459	$66,808	$22,284	$10,382	$12,526	$19,834	$4,769
Changes From Operations:
• Net investment income (loss)	427	955	147	91	958	741	247
• Net realized gain (loss) on investments	35	3,551	903	1,192	530	1,677	17
• Net change in unrealized appreciation or depreciation on investments	(162)	16,875	6,851	2,505	3,547	11,015	(658)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	300	21,381	7,901	3,788	5,035	13,433	(394)
Changes From Unit Transactions:
• Contract purchases	16,603	4,001	2,390	3,170	21,322	33,620	8,200
• Contract withdrawals	(6,064)	(3,063)	(1,339)	(677)	(7,005)	(11,236)	(2,607)
• Contract transfers	45,395	(5,614)	(340)	(79)	32,377	47,978	13,630
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	55,934	(4,676)	711	2,414	46,694	70,362	19,223
TOTAL INCREASE (DECREASE) IN NET ASSETS	56,234	16,705	8,612	6,202	51,729	83,795	18,829
NET ASSETS AT DECEMBER 31, 2013	101,693	83,513	30,896	16,584	64,255	103,629	23,598
Changes From Operations:
• Net investment income (loss)	2,599	1,252	268	146	1,435	862	398
• Net realized gain (loss) on investments	320	6,845	2,285	909	523	2,023	32
• Net change in unrealized appreciation or depreciation on investments	(3,198)	2,129	1,979	129	(7,233)	2,571	686
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(279)	10,226	4,532	1,184	(5,275)	5,456	1,116
Changes From Unit Transactions:
• Contract purchases	143,753	4,000	2,392	1,786	21,320	33,624	8,200
• Contract withdrawals	(33,474)	(3,333)	(1,528)	(581)	(9,954)	(16,201)	(3,804)
• Contract transfers	23,622	(5,448)	(416)	(150)	5,800	3,155	1,045
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	133,901	(4,781)	448	1,055	17,166	20,578	5,441
TOTAL INCREASE (DECREASE) IN NET ASSETS	133,622	5,445	4,980	2,239	11,891	26,034	6,557
NET ASSETS AT DECEMBER 31, 2014	$235,315	$88,958	$35,876	$18,823	$76,146	$129,663	$30,155

See accompanying notes.

	LVIP Global Income Standard Class Subaccount	LVIP JPMorgan High Yield Standard Class Subaccount	LVIP JPMorgan Mid Cap Value RPM Standard Class Subaccount	LVIP Managed Risk Profile 2030 Standard Class Subaccount	LVIP Managed Risk Profile Conservative Standard Class Subaccount	LVIP Managed Risk Profile Growth Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$83,899	$88,876	$87,156	$837,227	$127,956	$160,420
Changes From Operations:
• Net investment income (loss)	(324)	4,506	(216)	3,099	2,042	2,190
• Net realized gain (loss) on investments	(181)	207	21,047	38,962	2,883	3,183
• Net change in unrealized appreciation or depreciation on investments	(2,714)	983	(6,320)	57,417	6,899	15,466
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,219)	5,696	14,511	99,478	11,824	20,839
Changes From Unit Transactions:
• Contract purchases	46,867	19,503	4,746	—	11,261	20,001
• Contract withdrawals	(12,313)	(6,858)	(70,992)	(207,628)	(6,776)	(18,180)
• Contract transfers	4,593	3,775	142	—	7,578	(1,059)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	39,147	16,420	(66,104)	(207,628)	12,063	762
TOTAL INCREASE (DECREASE) IN NET ASSETS	35,928	22,116	(51,593)	(108,150)	23,887	21,601
NET ASSETS AT DECEMBER 31, 2013	119,827	110,992	35,563	729,077	151,843	182,021
Changes From Operations:
• Net investment income (loss)	234	3,510	90	9,766	2,088	9,687
• Net realized gain (loss) on investments	576	2,147	889	3,247	4,135	3,890
• Net change in unrealized appreciation or depreciation on investments	780	(2,801)	1,848	11,396	1,573	(5,274)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,590	2,856	2,827	24,409	7,796	8,303
Changes From Unit Transactions:
• Contract purchases	63,406	12,387	4,746	17	14,266	50,667
• Contract withdrawals	(13,650)	(6,609)	(2,925)	(7,744)	(8,270)	(22,297)
• Contract transfers	13,423	(24,028)	(304)	—	(11,394)	313,156
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	63,179	(18,250)	1,517	(7,727)	(5,398)	341,526
TOTAL INCREASE (DECREASE) IN NET ASSETS	64,769	(15,394)	4,344	16,682	2,398	349,829
NET ASSETS AT DECEMBER 31, 2014	$184,596	$95,598	$39,907	$745,759	$154,241	$531,850

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Managed Risk Profile Moderate Standard Class Subaccount	LVIP MFS International Growth Standard Class Subaccount	LVIP MFS Value Standard Class Subaccount	LVIP Mid-Cap Value Standard Class Subaccount	LVIP Mondrian International Value Standard Class Subaccount	LVIP Money Market Standard Class Subaccount	LVIP SSgA Bond Index Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$368,411	$82,578	$49,741	$61,392	$390,932	$298,276	$137,509
Changes From Operations:
• Net investment income (loss)	3,992	252	1,045	(295)	7,474	(2,046)	2,892
• Net realized gain (loss) on investments	14,362	403	1,680	1,794	1,230	—	1,392
• Net change in unrealized appreciation or depreciation on investments	20,500	10,144	17,086	19,417	71,343	—	(9,811)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,854	10,799	19,811	20,916	80,047	(2,046)	(5,527)
Changes From Unit Transactions:
• Contract purchases	36,215	4,655	5,031	1,954	7,977	771,012	58,957
• Contract withdrawals	(132,534)	(2,708)	(3,689)	(1,453)	(18,965)	(87,628)	(20,046)
• Contract transfers	31,616	2,089	17,416	4,668	(10,421)	(554,220)	23,902
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(64,703)	4,036	18,758	5,169	(21,409)	129,164	62,813
TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,849)	14,835	38,569	26,085	58,638	127,118	57,286
NET ASSETS AT DECEMBER 31, 2013	342,562	97,413	88,310	87,477	449,570	425,394	194,795
Changes From Operations:
• Net investment income (loss)	9,515	524	2,253	(282)	15,285	(2,266)	2,852
• Net realized gain (loss) on investments	4,472	541	1,664	2,310	2,999	—	265
• Net change in unrealized appreciation or depreciation on investments	(459)	(6,591)	7,351	4,631	(32,802)	—	7,402
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,528	(5,526)	11,268	6,659	(14,518)	(2,266)	10,519
Changes From Unit Transactions:
• Contract purchases	73,235	4,654	29,802	4,824	3,954	348,065	7,242
• Contract withdrawals	(41,460)	(2,678)	(7,485)	(2,032)	(11,590)	(45,705)	(5,501)
• Contract transfers	183,192	4,772	(1,525)	(3,969)	18,997	(564,659)	8,244
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	214,967	6,748	20,792	(1,177)	11,361	(262,299)	9,985
TOTAL INCREASE (DECREASE) IN NET ASSETS	228,495	1,222	32,060	5,482	(3,157)	(264,565)	20,504
NET ASSETS AT DECEMBER 31, 2014	$571,057	$98,635	$120,370	$92,959	$446,413	$160,829	$215,299

See accompanying notes.

	LVIP SSgA Conservative Index Allocation Standard Class Subaccount	LVIP SSgA Developed International 150 Standard Class Subaccount	LVIP SSgA Emerging Markets 100 Standard Class Subaccount	LVIP SSgA Global Tactical Allocation RPM Standard Class Subaccount	LVIP SSgA International Index Standard Class Subaccount	LVIP SSgA Large Cap 100 Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$13,826	$119,218	$81,284	$50,765	$87,054
Changes From Operations:
• Net investment income (loss)	364	550	2,725	541	452	1,665
• Net realized gain (loss) on investments	29	438	(333)	6,051	2,958	9,630
• Net change in unrealized appreciation or depreciation on investments	718	3,364	(5,387)	607	5,215	17,624
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,111	4,352	(2,995)	7,199	8,625	28,919
Changes From Unit Transactions:
• Contract purchases	—	—	26,458	13,633	336	1,300
• Contract withdrawals	(3,288)	(1,417)	(5,372)	(5,591)	(10,299)	(2,650)
• Contract transfers	33,958	9,381	17,271	(41,922)	(2,940)	(9,685)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	30,670	7,964	38,357	(33,880)	(12,903)	(11,035)
TOTAL INCREASE (DECREASE) IN NET ASSETS	31,781	12,316	35,362	(26,681)	(4,278)	17,884
NET ASSETS AT DECEMBER 31, 2013	31,781	26,142	154,580	54,603	46,487	104,938
Changes From Operations:
• Net investment income (loss)	455	766	3,858	2,383	2,598	2,117
• Net realized gain (loss) on investments	571	1,160	(49)	1,111	329	8,520
• Net change in unrealized appreciation or depreciation on investments	325	(1,992)	(8,946)	(270)	(10,612)	5,446
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,351	(66)	(5,137)	3,224	(7,685)	16,083
Changes From Unit Transactions:
• Contract purchases	12,001	4,000	5,540	72,484	—	9,409
• Contract withdrawals	(7,025)	(2,614)	(4,166)	(18,485)	(1,418)	(3,183)
• Contract transfers	(469)	736	8,536	14,734	69,517	(10,108)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,507	2,122	9,910	68,733	68,099	(3,882)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,858	2,056	4,773	71,957	60,414	12,201
NET ASSETS AT DECEMBER 31, 2014	$37,639	$28,198	$159,353	$126,560	$106,901	$117,139

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP SSgA Moderate Index Allocation Standard Class Subaccount	LVIP SSgA Moderate Structured Allocation Standard Class Subaccount	LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Subaccount	LVIP SSgA S&P 500 Index Standard Class Subaccount	LVIP SSgA Small-Cap Index Standard Class Subaccount	LVIP SSgA Small-Mid Cap 200 Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$7,301	$101,204	$—	$378,774	$41,396	$12,344	$16,179
Changes From Operations:
• Net investment income (loss)	132	1,751	464	4,317	123	396	(136)
• Net realized gain (loss) on investments	130	1,201	(3)	16,582	3,029	1,839	218
• Net change in unrealized appreciation or depreciation on investments	617	8,809	(86)	94,512	12,088	2,094	8,856
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	879	11,761	375	115,411	15,240	4,329	8,938
Changes From Unit Transactions:
• Contract purchases	3,301	8,000	—	25,592	2,549	4,622	5,786
• Contract withdrawals	(1,493)	(15,112)	(510)	(42,830)	(2,237)	(1,335)	(1,103)
• Contract transfers	—	—	20,927	1,797	(4,975)	(1,456)	14,384
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,808	(7,112)	20,417	(15,441)	(4,663)	1,831	19,067
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,687	4,649	20,792	99,970	10,577	6,160	28,005
NET ASSETS AT DECEMBER 31, 2013	9,988	105,853	20,792	478,744	51,973	18,504	44,184
Changes From Operations:
• Net investment income (loss)	693	2,148	373	8,083	471	672	(210)
• Net realized gain (loss) on investments	250	2,906	555	20,478	5,597	1,079	486
• Net change in unrealized appreciation or depreciation on investments	(1)	(259)	257	36,481	(1,622)	(828)	4,888
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	942	4,795	1,185	65,042	4,446	923	5,164
Changes From Unit Transactions:
• Contract purchases	40,312	8,003	—	69,700	12,564	4,623	4,746
• Contract withdrawals	(12,168)	(16,417)	(5,279)	(43,632)	(4,358)	(1,813)	(1,634)
• Contract transfers	10	—	196	35,333	22,750	321	14,563
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	28,154	(8,414)	(5,083)	61,401	30,956	3,131	17,675
TOTAL INCREASE (DECREASE) IN NET ASSETS	29,096	(3,619)	(3,898)	126,443	35,402	4,054	22,839
NET ASSETS AT DECEMBER 31, 2014	$39,084	$102,234	$16,894	$605,187	$87,375	$22,558	$67,023

See accompanying notes.

	LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Subaccount	LVIP Templeton Growth RPM Standard Class Subaccount	LVIP UBS Large Cap Growth RPM Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Standard Class Subaccount	LVIP Vanguard International Equity ETF Standard Class Subaccount	M International Equity Subaccount
NET ASSETS AT JANUARY 1, 2013	$70,163	$7,579	$73,429	$—	$99,742	$23,158
Changes From Operations:
• Net investment income (loss)	(412)	266	(638)	253	2,386	437
• Net realized gain (loss) on investments	3,814	405	395	172	725	(360)
• Net change in unrealized appreciation or depreciation on investments	20,689	3,210	19,326	7,003	15,302	3,471
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,091	3,881	19,083	7,428	18,413	3,548
Changes From Unit Transactions:
• Contract purchases	5,240	23,937	3,198	42,028	48,053	—
• Contract withdrawals	(2,971)	(5,784)	(1,547)	(3,927)	(6,709)	(862)
• Contract transfers	12,001	(632)	4,792	(2,568)	(447)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	14,270	17,521	6,443	35,533	40,897	(862)
TOTAL INCREASE (DECREASE) IN NET ASSETS	38,361	21,402	25,526	42,961	59,310	2,686
NET ASSETS AT DECEMBER 31, 2013	108,524	28,981	98,955	42,961	159,052	25,844
Changes From Operations:
• Net investment income (loss)	(196)	667	(753)	512	2,312	413
• Net realized gain (loss) on investments	10,336	675	721	991	884	(268)
• Net change in unrealized appreciation or depreciation on investments	3,282	(3,210)	4,601	3,032	(11,874)	(2,056)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,422	(1,868)	4,569	4,535	(8,678)	(1,911)
Changes From Unit Transactions:
• Contract purchases	7,711	37,377	2,548	—	6,160	—
• Contract withdrawals	(3,508)	(8,910)	(1,603)	(879)	(4,398)	(838)
• Contract transfers	11,169	(7,888)	9	(3,621)	7,840	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	15,372	20,579	954	(4,500)	9,602	(838)
TOTAL INCREASE (DECREASE) IN NET ASSETS	28,794	18,711	5,523	35	924	(2,749)
NET ASSETS AT DECEMBER 31, 2014	$137,318	$47,692	$104,478	$42,996	$159,976	$23,095

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	MFS VIT Growth Initial Class Subaccount	MFS VIT Total Return Initial Class Subaccount	MFS VIT Utilities Initial Class Subaccount	NB AMT Large Cap Value I Class Subaccount	NB AMT Mid Cap Growth I Class Subaccount	NB AMT Mid Cap Intrinsic Value I Class Subaccount	PIMCO VIT CommodityRealReturn Strategy Administrative Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$141,506	$176,867	$1,084,745	$59,354	$647,388	$40,883	$102,217
Changes From Operations:
• Net investment income (loss)	(869)	2,335	22,186	240	(5,634)	216	1,355
• Net realized gain (loss) on investments	4,129	12,731	30,877	(275)	21,620	403	(1,990)
• Net change in unrealized appreciation or depreciation on investments	49,309	16,376	167,447	17,470	183,060	12,249	(19,884)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	52,569	31,442	220,510	17,435	199,046	12,868	(20,519)
Changes From Unit Transactions:
• Contract purchases	8,967	19,882	109,476	—	9,969	2,167	38,224
• Contract withdrawals	(5,456)	(9,046)	(30,652)	(2,350)	(42,537)	(8,145)	(10,530)
• Contract transfers	12,354	(55,880)	13,933	(1,225)	(2,000)	(4,173)	42,398
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	15,865	(45,044)	92,757	(3,575)	(34,568)	(10,151)	70,092
TOTAL INCREASE (DECREASE) IN NET ASSETS	68,434	(13,602)	313,267	13,860	164,478	2,717	49,573
NET ASSETS AT DECEMBER 31, 2013	209,940	163,265	1,398,012	73,214	811,866	43,600	151,790
Changes From Operations:
• Net investment income (loss)	(1,296)	1,925	22,730	(47)	(5,461)	187	(282)
• Net realized gain (loss) on investments	19,806	12,495	100,894	364	366,148	2,364	(2,044)
• Net change in unrealized appreciation or depreciation on investments	(203)	(1,856)	49,287	6,069	(316,637)	2,832	(43,425)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,307	12,564	172,911	6,386	44,050	5,383	(45,751)
Changes From Unit Transactions:
• Contract purchases	14,217	10,578	145,076	—	8,820	2,214	58,866
• Contract withdrawals	(7,005)	(37,654)	(38,561)	(2,814)	(190,896)	(3,582)	(13,358)
• Contract transfers	10,640	(254)	(102,013)	(1,072)	(1,442)	(2,115)	56,587
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	17,852	(27,330)	4,502	(3,886)	(183,518)	(3,483)	102,095
TOTAL INCREASE (DECREASE) IN NET ASSETS	36,159	(14,766)	177,413	2,500	(139,468)	1,900	56,344
NET ASSETS AT DECEMBER 31, 2014	$246,099	$148,499	$1,575,425	$75,714	$672,398	$45,500	$208,134

See accompanying notes.

	Putnam VT Global Health Care Class IB Subaccount	Putnam VT Growth & Income Class IB Subaccount	Templeton Foreign VIP Class 2 Subaccount	Templeton Global Bond VIP Class 1 Subaccount	Templeton Growth VIP Class 1 Subaccount	Templeton Growth VIP Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2013	$10,965	$14,026	$103,553	$247,123	$59,800	$17,035
Changes From Operations:
• Net investment income (loss)	38	134	1,769	9,388	1,563	376
• Net realized gain (loss) on investments	546	4	715	7,033	1,225	418
• Net change in unrealized appreciation or depreciation on investments	3,765	4,690	20,236	(14,366)	15,271	4,268
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,349	4,828	22,720	2,055	18,059	5,062
Changes From Unit Transactions:
• Contract purchases	—	—	2,192	10,318	5,769	1,110
• Contract withdrawals	(408)	(171)	(4,426)	(69,447)	(2,650)	(1,165)
• Contract transfers	(202)	—	(25)	(23,714)	(4,742)	(1,175)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(610)	(171)	(2,259)	(82,843)	(1,623)	(1,230)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,739	4,657	20,461	(80,788)	16,436	3,832
NET ASSETS AT DECEMBER 31, 2013	14,704	18,683	124,014	166,335	76,236	20,867
Changes From Operations:
• Net investment income (loss)	(33)	99	1,296	8,243	782	82
• Net realized gain (loss) on investments	5,778	63	1,180	1,064	1,252	1,286
• Net change in unrealized appreciation or depreciation on investments	(4,367)	1,667	(16,923)	(6,187)	(4,546)	(1,847)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,378	1,829	(14,447)	3,120	(2,512)	(479)
Changes From Unit Transactions:
• Contract purchases	—	—	2,195	13,989	7,272	561
• Contract withdrawals	(2,407)	(222)	(5,259)	(7,220)	(2,799)	(4,980)
• Contract transfers	(13,675)	—	1,951	(24,897)	186	482
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(16,082)	(222)	(1,113)	(18,128)	4,659	(3,937)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,704)	1,607	(15,560)	(15,008)	2,147	(4,416)
NET ASSETS AT DECEMBER 31, 2014	$—	$20,290	$108,454	$151,327	$78,383	$16,451

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements

December 31, 2014

1. Accounting Policies and Variable Account Information

The Variable Account: LLANY Separate Account R for Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 1, 1999, are part of the operations of the Company. The Variable Account consists of seven products as follows:

• Lincoln SVUL • Lincoln SVUL-II • Lincoln SVUL-III • Lincoln SVUL-IV	• Lincoln SVULONE • Lincoln SVULONE 2007 • Lincoln PreservationEdge SVUL

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred eighteen mutual funds (the Funds) of eighteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):

ABVPSF Global Thematic Growth Class A Portfolio

ABVPSF Growth and Income Class A Portfolio

ABVPSF International Value Class A Portfolio

ABVPSF Large Cap Growth Class A Portfolio**

ABVPSF Small/Mid Cap Value Class A Portfolio

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Inflation Protection Class I Fund

American Funds Insurance Series (American Funds):

American Funds Global Growth Class 2 Fund

American Funds Global Small Capitalization Class 2 Fund

American Funds Growth Class 2 Fund

American Funds Growth-Income Class 2 Fund

American Funds International Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Class I Fund

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Standard Class Series

Delaware VIP Emerging Markets Standard Class Series

Delaware VIP High Yield Standard Class Series

Delaware VIP Limited-Term Diversified Income Standard Class Series

Delaware VIP REIT Standard Class Series

Delaware VIP Small Cap Value Standard Class Series

Delaware VIP Smid Cap Growth Standard Class Series

Delaware VIP U.S. Growth Standard Class Series

Delaware VIP Value Standard Class Series

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Class A Portfolio

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Class A Portfolio

Deutsche Small Cap Index VIP Class A Portfolio

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Contrafund Service Class Portfolio

Fidelity VIP Equity-Income Service Class Portfolio

Fidelity VIP Growth Service Class Portfolio

Fidelity VIP Growth Opportunities Service Class Portfolio

Fidelity VIP High Income Service Class Portfolio

Fidelity VIP Mid Cap Service Class Portfolio

Fidelity VIP Overseas Service Class Portfolio

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Class 1 Fund

Franklin Small-Mid Cap Growth VIP Class 1 Fund

Franklin Mutual Shares VIP Class 1 Fund

Templeton Foreign VIP Class 2 Fund

Templeton Global Bond VIP Class 1 Fund

Templeton Growth VIP Class 1 Fund

Templeton Growth VIP Class 2 Fund

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):

Invesco V.I. American Franchise Series I Fund

Invesco V.I. Core Equity Series I Fund

Invesco V.I. International Growth Series I Fund

Janus Aspen Series:

Janus Aspen Balanced Institutional Class Portfolio

Janus Aspen Balanced Service Class Portfolio

Janus Aspen Enterprise Service Class Portfolio

Janus Aspen Global Research Institutional Class Portfolio

Janus Aspen Global Research Service Class Portfolio

Janus Aspen Global Technology Service Class Portfolio

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Core Class I Portfolio**

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP Baron Growth Opportunities Standard Class Fund

LVIP Baron Growth Opportunities Service Class Fund

LVIP BlackRock Emerging Markets RPM Standard Class Fund

LVIP BlackRock Equity Dividend RPM Standard Class Fund

LVIP BlackRock Inflation Protected Bond Standard Class Fund

LVIP Capital Growth Standard Class Fund

LVIP Clarion Global Real Estate Standard Class Fund

LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund

LVIP Delaware Bond Standard Class Fund

LVIP Delaware Diversified Floating Rate Standard Class Fund

LVIP Delaware Foundation Aggressive Allocation Standard Class Fund**

LVIP Delaware Growth and Income Standard Class Fund

LVIP Delaware Social Awareness Standard Class Fund

LVIP Delaware Special Opportunities Standard Class Fund

LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund

LVIP Dimensional U.S. Equity RPM Standard Class Fund

LVIP Dimensional/Vanguard Total Bond Standard Class Fund

LVIP Global Income Standard Class Fund

LVIP Invesco Diversified Equity Income RPM Standard Class Fund**

LVIP JPMorgan High Yield Standard Class Fund

LVIP JPMorgan Mid Cap Value RPM Standard Class Fund

LVIP Managed Risk Profile 2010 Standard Class Fund**

LVIP Managed Risk Profile 2020 Standard Class Fund**

LVIP Managed Risk Profile 2030 Standard Class Fund

LVIP Managed Risk Profile 2040 Standard Class Fund**

LVIP Managed Risk Profile Conservative Standard Class Fund

LVIP Managed Risk Profile Growth Standard Class Fund

LVIP Managed Risk Profile Moderate Standard Class Fund

LVIP MFS International Growth Standard Class Fund

LVIP MFS Value Standard Class Fund

LVIP Mid-Cap Value Standard Class Fund

LVIP Mondrian International Value Standard Class Fund

LVIP Money Market Standard Class Fund

LVIP Multi-Manager Global Equity RPM Standard Class Fund**

LVIP SSgA Bond Index Standard Class Fund

LVIP SSgA Conservative Index Allocation Standard Class Fund

LVIP SSgA Conservative Structured Allocation Standard Class Fund**

LVIP SSgA Developed International 150 Standard Class Fund

LVIP SSgA Emerging Markets 100 Standard Class Fund

LVIP SSgA Global Tactical Allocation RPM Standard Class Fund

LVIP SSgA International Index Standard Class Fund

LVIP SSgA Large Cap 100 Standard Class Fund

LVIP SSgA Moderate Index Allocation Standard Class Fund

LVIP SSgA Moderate Structured Allocation Standard Class Fund

LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**

LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund

LVIP SSgA S&P 500 Index Standard Class Fund

LVIP SSgA Small-Cap Index Standard Class Fund

LVIP SSgA Small-Mid Cap 200 Standard Class Fund

LVIP T. Rowe Price Growth Stock Standard Class Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund

LVIP Templeton Growth RPM Standard Class Fund

LVIP UBS Large Cap Growth RPM Standard Class Fund

LVIP Vanguard Domestic Equity ETF Standard Class Fund

LVIP Vanguard International Equity ETF Standard Class Fund

LVIP VIP Mid Cap RPM Standard Class Fund**

M Fund, Inc. (M):

M Capital Appreciation Fund**

M International Equity Fund

M Large Cap Growth Fund**

M Large Cap Value Fund**

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Core Equity Initial Class Series**

MFS VIT Growth Initial Class Series

MFS VIT Total Return Initial Class Series

MFS VIT Utilities Initial Class Series

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Neuberger Berman Advisers Management Trust (NB AMT):

NB AMT Large Cap Value I Class Portfolio

NB AMT Mid Cap Growth I Class Portfolio

NB AMT Mid Cap Intrinsic Value I Class Portfolio

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT CommodityRealReturn Strategy Administrative Class Portfolio

Putnam Variable Trust (Putnam VT):

Putnam VT Global Health Care Class IB Fund**

Putnam VT Growth & Income Class IB Fund

*  Denotes an affiliate of the Company

**  Available funds with no money invested at December 31, 2014

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2014. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies) provides accounting guidance for assessing whether an entity is an investment company; considering the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore will continue to apply the accounting requirements of ASC 946. The adoption of this ASU did not have an effect on our financial condition and results of operations.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2013, the LVIP BlackRock Emerging Markets RPM Standard Class Fund became available as an investment option for account contract owners.

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2013, the following funds changed their names:

Previous Fund Name	New Fund Name
Invesco Van Kampen V.I. American Franchise Series I Fund	Invesco V.I. American Franchise Series I Fund
Janus Aspen Series Worldwide Institutional Class Portfolio	Janus Aspen Global Research Institutional Class Portfolio
Janus Aspen Series Worldwide Service Class Portfolio	Janus Aspen Global Research Service Class Portfolio
LVIP Dimensional Non-U.S. Equity Standard Class Fund	LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund	LVIP Dimensional U.S. Equity RPM Standard Class Fund
LVIP Protected Profile 2010 Standard Class Fund	LVIP Managed Risk Profile 2010 Standard Class Fund
LVIP Protected Profile 2020 Standard Class Fund	LVIP Managed Risk Profile 2020 Standard Class Fund
LVIP Protected Profile 2030 Standard Class Fund	LVIP Managed Risk Profile 2030 Standard Class Fund
LVIP Protected Profile 2040 Standard Class Fund	LVIP Managed Risk Profile 2040 Standard Class Fund
LVIP Protected Profile Conservative Standard Class Fund	LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Growth Standard Class Fund	LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Moderate Standard Class Fund	LVIP Managed Risk Profile Moderate Standard Class Fund
M Business Opportunity Value Fund	M Large Cap Value Fund

During 2014, the following funds became available as investment options for account contract owners:

ClearBridge Variable Mid Cap Core Class I Portfolio	LVIP Multi-Manager Global Equity RPM Standard Class Fund
LVIP Invesco Diversified Equity Income RPM Standard Class Fund	LVIP VIP Mid Cap RPM Standard Class Fund

Also during 2014, the following funds changed their names:

Previous Fund Name	New Fund Name
FTVIPT Franklin Income Securities Class 1 Fund	Franklin Income VIP Class 1 Fund
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund	Franklin Small-Mid Cap Growth VIP Class 1 Fund
FTVIPT Mutual Shares Securities Class 1 Fund	Franklin Mutual Shares VIP Class 1 Fund
FTVIPT Templeton Foreign Securities Class 2 Fund	Templeton Foreign VIP Class 2 Fund
FTVIPT Templeton Global Bond Securities Class 1 Fund	Templeton Global Bond VIP Class 1 Fund
FTVIPT Templeton Growth Securities Class 1 Fund	Templeton Growth VIP Class 1 Fund
FTVIPT Templeton Growth Securities Class 2 Fund	Templeton Growth VIP Class 2 Fund

Also during 2014, the DWS Variable Series II (DWS) family of funds changed its name to the Deutsche Variable Series II (Deutsche) and the DWS Investments VIT Funds (DWS) family of funds changed its name to Deutsche Investments VIT Funds (Deutsche).

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the seven policy types within the Variable Account:

•  Lincoln SVUL - annual rate of .80%

•  Lincoln SVUL-II - annual rate of .80%

•  Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter.

•  Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.

•  Lincoln SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter.

The Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load charge. The premium loads for the years ended December 31, 2014 and 2013, amounted to $199,194 and $207,939, respectively.

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

The Company charges a monthly administrative fee of $10 in all policy years. In addition, there is a monthly expense charge for the first ten years from issue date or increase in specified amount ranging from $0.01 to $1.42 per $1,000 of specified amount. These administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2014 and 2013, amounted to $815,601 and $665,046, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law)

and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2014 and 2013, amounted to $300,011 and $401,570, respectively.

Under certain circumstances, the Company reserves the right to apply a transfer fee of $25 for each transfer request in excess of 24 made during the year between variable subaccounts. For the years ended December 31, 2014 and 2013, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVULONE, Lincoln SVULONE 2007 and Lincoln PreservationEdge SVUL products. For all other products, a 2% charge on the amount withdrawn is imposed, not to exceed $25 per partial surrender. For the years ended December 31, 2014 and 2013, $7,997 and $6,580 of full surrender charges and partial surrender administrative charges were deducted from the variable subaccounts.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2014, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ABVPSF Global Thematic Growth Class A
	2014		0.10%	0.80%	$11.70	$23.31	12,976	$198,523	4.22%	4.96%	0.00%
	2013		0.10%	0.80%	14.45	22.21	11,265	163,496	22.28%	23.15%	0.29%
	2012		0.10%	0.80%	11.82	18.03	9,806	119,027	12.61%	13.42%	0.00%
	2011		0.10%	0.80%	10.50	15.90	9,703	103,938	-23.84%	-23.31%	0.58%
	2010		0.10%	0.80%	13.78	18.39	9,640	133,384	17.99%	18.22%	2.18%
ABVPSF Growth and Income Class A
	2014		0.10%	0.80%	17.07	29.26	22,911	482,679	8.67%	9.41%	1.87%
	2013		0.10%	0.80%	15.66	26.75	11,972	234,201	33.89%	34.83%	1.34%
	2012		0.10%	0.80%	11.66	19.84	11,488	166,888	16.59%	17.52%	1.58%
	2011		0.10%	0.80%	9.97	16.88	11,797	146,342	5.47%	6.28%	1.32%
	2010		0.10%	0.80%	9.43	14.92	11,901	139,675	12.19%	12.53%	0.00%
ABVPSF International Value Class A
	2014		0.10%	0.60%	8.48	19.25	6,000	52,792	-6.77%	-6.33%	3.74%
	2013		0.10%	0.60%	9.09	20.55	5,384	50,514	22.27%	22.90%	6.39%
	2012		0.10%	0.60%	7.44	16.72	5,181	39,212	13.85%	14.54%	1.69%
	2011		0.10%	0.60%	6.53	14.60	4,722	31,423	-19.74%	-19.29%	4.34%
	2010		0.10%	0.60%	8.14	8.17	3,791	31,186	3.97%	4.07%	3.18%
ABVPSF Large Cap Growth Class A
	2013		0.80%	0.80%	17.02	17.02	32	540	36.26%	36.26%	0.09%
	2012		0.80%	0.80%	12.49	12.49	129	1,611	15.53%	15.53%	0.28%
	2011		0.80%	0.80%	10.81	10.81	227	2,456	-3.82%	-3.82%	0.33%
	2010		0.80%	0.80%	11.24	11.24	270	3,038	9.22%	9.22%	0.88%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ABVPSF Small/Mid Cap Value Class A
	2014		0.10%	0.80%	$16.24	$38.55	17,446	$378,275	8.33%	9.06%	0.70%
	2013		0.10%	0.80%	14.96	35.59	14,427	321,383	36.96%	37.92%	0.59%
	2012		0.10%	0.80%	10.90	25.98	14,586	238,303	17.80%	18.74%	0.56%
	2011		0.10%	0.80%	9.24	22.06	16,065	223,499	-9.12%	-8.42%	0.46%
	2010		0.10%	0.80%	10.14	24.27	16,496	263,308	25.90%	26.27%	0.43%
American Century VP Inflation Protection Class I
	2014		0.50%	0.80%	13.54	14.76	8,725	127,018	2.75%	3.06%	1.50%
	2013		0.50%	0.80%	13.16	14.37	9,373	132,718	-8.95%	-8.67%	1.78%
	2012		0.50%	0.80%	14.43	15.77	9,300	144,096	6.64%	7.01%	2.69%
	2011		0.50%	0.80%	13.50	14.79	8,969	129,617	11.21%	11.54%	4.30%
	2010		0.50%	0.80%	12.12	13.30	9,219	119,599	4.53%	4.84%	1.99%
American Funds Global Growth Class 2
	2014		0.10%	0.80%	14.50	26.76	39,431	670,965	1.50%	2.21%	1.40%
	2013		0.10%	0.80%	14.25	26.18	24,787	377,442	28.15%	29.05%	1.79%
	2012		0.10%	0.80%	11.10	20.29	9,032	112,320	21.59%	22.44%	0.96%
	2011		0.10%	0.80%	11.18	16.57	8,942	98,795	-9.61%	-9.00%	2.06%
	2010		0.10%	0.80%	12.33	17.04	2,253	35,811	10.86%	11.19%	1.57%
American Funds Global Small Capitalization Class 2
	2014		0.10%	0.80%	11.49	37.50	10,249	194,352	1.31%	2.02%	0.12%
	2013		0.10%	0.80%	11.32	37.02	10,272	198,760	27.25%	28.14%	0.91%
	2012		0.10%	0.80%	8.88	29.09	11,049	167,060	17.24%	18.07%	1.19%
	2011		0.10%	0.80%	7.56	24.81	8,370	102,570	-19.79%	-19.23%	1.26%
	2010		0.10%	0.80%	9.40	30.93	9,447	166,392	21.43%	21.80%	1.75%
American Funds Growth Class 2
	2014		0.10%	0.80%	14.43	30.49	101,506	2,074,820	7.64%	8.40%	0.79%
	2013		0.10%	0.80%	13.38	28.33	107,453	2,005,501	29.07%	29.97%	0.96%
	2012		0.10%	0.80%	10.34	21.95	104,441	1,505,034	16.95%	17.77%	0.82%
	2011		0.10%	0.80%	8.83	18.77	99,936	1,250,803	-5.04%	-4.37%	0.63%
	2010		0.10%	0.80%	9.28	19.76	95,948	1,257,861	17.74%	18.09%	0.72%
American Funds Growth-Income Class 2
	2014		0.10%	0.80%	14.41	28.77	97,235	1,902,763	9.75%	10.52%	1.34%
	2013		0.10%	0.80%	13.10	26.03	92,869	1,638,304	32.43%	33.37%	1.44%
	2012		0.10%	0.80%	9.87	19.52	83,981	1,138,380	16.55%	17.36%	1.64%
	2011		0.10%	0.80%	8.46	16.63	84,259	976,317	-2.61%	-1.93%	1.63%
	2010		0.10%	0.80%	8.66	16.39	76,484	908,399	10.54%	10.87%	1.52%
American Funds International Class 2
	2014		0.10%	0.80%	11.09	28.29	80,021	1,418,667	-3.43%	-2.75%	1.47%
	2013		0.10%	0.80%	11.46	29.29	69,616	1,316,600	20.67%	21.51%	1.39%
	2012		0.10%	0.80%	9.48	24.28	71,751	1,132,947	16.97%	17.78%	1.40%
	2011		0.10%	0.80%	8.09	20.76	79,633	1,092,637	-14.66%	-14.05%	1.86%
	2010		0.10%	0.80%	9.46	24.32	74,360	1,217,531	6.38%	6.70%	2.17%
BlackRock Global Allocation V.I. Class I
	2014		0.10%	0.60%	15.54	15.98	52,033	810,315	1.50%	2.01%	2.47%
	2013		0.10%	0.60%	15.31	15.67	43,462	666,642	14.07%	14.64%	1.88%
	2012		0.10%	0.60%	13.42	13.67	15,781	212,278	9.62%	10.17%	2.25%
	2011		0.10%	0.80%	12.40	12.40	9,293	114,018	-3.59%	-3.59%	3.74%
	2010		0.10%	0.10%	12.87	12.87	1,359	17,481	8.30%	8.30%	0.29%
Delaware VIP Diversified Income Standard Class
	2014		0.10%	0.80%	15.40	18.25	25,256	419,343	4.47%	5.21%	2.28%
	2013		0.10%	0.80%	14.71	17.47	21,415	347,115	-2.05%	-1.36%	2.54%
	2012		0.10%	0.80%	14.99	17.84	21,276	359,119	6.34%	7.08%	3.23%
	2011		0.10%	0.80%	14.07	16.77	20,413	326,082	5.52%	6.28%	4.17%
	2010		0.10%	0.80%	13.30	15.89	14,187	219,244	7.14%	7.52%	3.99%
Delaware VIP Emerging Markets Standard Class
	2014		0.10%	0.80%	11.02	45.26	43,398	626,754	-8.79%	-8.15%	0.64%
	2013		0.10%	0.80%	12.06	49.62	35,454	581,349	9.26%	10.03%	1.72%
	2012		0.10%	0.80%	11.02	45.42	31,113	508,617	13.52%	14.33%	0.93%
	2011		0.10%	0.80%	9.69	40.00	23,981	388,695	-20.42%	-19.86%	1.91%
	2010		0.10%	0.80%	12.15	50.27	18,479	479,500	17.55%	17.90%	0.80%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP High Yield Standard Class
	2014		0.10%	0.80%	$15.95	$27.48	10,565	$229,144	-1.08%	-0.39%	6.76%
	2013		0.10%	0.80%	16.09	27.78	9,923	236,662	8.35%	9.12%	7.12%
	2012		0.10%	0.80%	14.82	25.64	9,481	211,394	16.89%	17.71%	9.60%
	2011		0.10%	0.80%	12.65	21.94	14,010	252,720	1.57%	2.27%	8.34%
	2010		0.10%	0.80%	14.22	21.60	13,174	235,819	14.40%	14.74%	7.42%
Delaware VIP Limited-Term Diversified Income Standard Class
	2014		0.10%	0.60%	12.25	12.27	5,006	61,349	1.09%	1.59%	1.62%
	2013		0.10%	0.60%	12.06	12.13	2,773	33,551	-1.65%	-1.16%	1.54%
	2012		0.10%	0.80%	12.20	12.73	2,659	32,965	1.95%	2.67%	1.68%
	2011		0.10%	0.80%	11.88	11.88	2,094	25,391	2.81%	2.81%	1.82%
	2010		0.10%	0.10%	11.56	11.56	1,035	11,965	0.22%	0.22%	2.28%
Delaware VIP REIT Standard Class
	2014		0.50%	0.80%	17.19	51.76	43,851	1,185,708	28.43%	28.82%	1.40%
	2013		0.50%	0.80%	13.35	40.30	45,536	964,006	1.33%	1.63%	1.59%
	2012		0.50%	0.80%	13.13	39.77	45,337	942,304	16.01%	16.36%	1.27%
	2011		0.50%	0.80%	11.29	34.29	33,475	618,079	10.07%	10.40%	1.58%
	2010		0.50%	0.80%	10.22	31.15	31,268	531,041	25.98%	26.35%	2.73%
Delaware VIP Small Cap Value Standard Class
	2014		0.10%	0.80%	15.82	46.64	51,057	1,511,939	5.02%	5.76%	0.57%
	2013		0.10%	0.80%	15.04	44.41	52,202	1,516,970	32.44%	33.35%	0.74%
	2012		0.10%	0.80%	18.56	33.53	53,476	1,183,095	13.00%	13.79%	0.54%
	2011		0.10%	0.80%	11.43	29.67	46,688	977,651	-2.12%	-1.44%	0.52%
	2010		0.10%	0.80%	11.64	30.31	47,431	1,041,373	31.22%	31.62%	0.64%
Delaware VIP Smid Cap Growth Standard Class
	2014		0.50%	0.80%	19.19	36.36	22,728	615,461	2.33%	2.63%	0.06%
	2013		0.50%	0.80%	18.71	35.53	18,658	504,010	40.20%	40.62%	0.02%
	2012		0.50%	0.80%	13.32	25.34	17,840	352,928	10.14%	10.47%	0.21%
	2011		0.50%	0.80%	12.08	23.01	14,727	266,087	7.27%	7.59%	0.98%
	2010	10/8/10	0.50%	0.80%	11.25	21.45	14,885	249,389	13.56%	13.64%	0.00%
Delaware VIP U.S. Growth Standard Class
	2014		0.10%	0.80%	18.54	27.57	22,087	529,116	11.88%	12.15%	0.22%
	2013		0.60%	0.80%	18.99	24.64	20,661	444,014	33.68%	33.95%	0.33%
	2012		0.60%	0.80%	16.35	18.43	20,228	325,066	15.30%	15.53%	0.00%
	2011		0.60%	0.80%	14.15	15.98	1,063	15,881	6.77%	6.99%	0.19%
	2010		0.60%	0.80%	11.54	14.97	6,817	81,291	12.99%	13.22%	0.12%
Delaware VIP Value Standard Class
	2014		0.10%	0.80%	14.82	30.95	29,412	617,294	13.09%	13.42%	1.71%
	2013		0.50%	0.80%	16.60	27.37	30,446	612,276	32.63%	33.03%	1.67%
	2012		0.50%	0.80%	12.48	20.63	26,892	420,554	13.82%	14.16%	1.02%
	2011		0.50%	0.80%	10.93	18.13	7,457	100,566	8.66%	8.99%	1.86%
	2010		0.50%	0.80%	10.03	16.68	6,881	83,816	14.71%	15.05%	2.39%
Deutsche Alternative Asset Allocation VIP Class A
	2014		0.60%	0.60%	14.06	14.06	6,068	85,337	2.88%	2.88%	1.20%
	2013		0.60%	0.60%	13.67	13.67	1,658	22,669	0.33%	0.33%	2.06%
	2012		0.60%	0.60%	13.63	13.63	277	3,775	9.07%	9.07%	3.36%
	2011		0.60%	0.60%	12.49	12.49	206	2,567	-3.45%	-3.45%	1.29%
	2010	1/12/10	0.60%	0.60%	12.94	12.94	143	1,851	10.49%	10.49%	1.25%
Deutsche Equity 500 Index VIP Class A
	2014		0.50%	0.80%	17.91	27.17	30,127	636,021	12.49%	12.82%	1.82%
	2013		0.50%	0.80%	15.87	24.15	30,454	567,926	30.88%	31.27%	1.78%
	2012		0.50%	0.80%	12.09	18.45	31,285	443,744	14.78%	15.12%	1.73%
	2011		0.50%	0.80%	10.50	16.08	30,210	374,171	1.02%	1.33%	1.77%
	2010		0.50%	0.80%	10.36	15.92	32,023	387,882	13.79%	14.13%	1.89%
Deutsche Small Cap Index VIP Class A
	2014		0.50%	0.80%	16.63	33.67	9,841	236,979	3.91%	4.22%	0.93%
	2013		0.50%	0.80%	15.95	32.40	9,423	221,601	37.53%	37.95%	1.64%
	2012		0.50%	0.80%	11.56	23.56	9,192	155,298	15.32%	15.67%	0.83%
	2011		0.50%	0.80%	10.00	20.43	7,930	115,425	-5.18%	-4.89%	0.87%
	2010		0.50%	0.80%	10.51	21.54	9,721	159,041	25.38%	25.76%	0.95%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Contrafund Service Class
	2014		0.10%	0.80%	$15.71	$32.57	53,730	$1,268,726	10.93%	11.70%	0.89%
	2013		0.10%	0.80%	14.13	29.36	52,409	1,125,359	30.10%	31.01%	1.04%
	2012		0.10%	0.80%	10.84	22.57	46,251	825,429	15.38%	16.19%	1.04%
	2011		0.10%	0.80%	10.75	19.56	69,096	1,064,579	-3.41%	-2.73%	0.92%
	2010		0.10%	0.80%	11.10	20.25	70,272	1,126,036	16.18%	16.53%	1.21%
Fidelity VIP Equity-Income Service Class
	2014		0.80%	0.80%	20.16	25.11	10,772	219,537	7.78%	7.78%	2.79%
	2013		0.80%	0.80%	18.70	23.30	10,891	205,688	26.99%	26.99%	2.41%
	2012		0.80%	0.80%	14.73	18.35	11,154	165,715	16.25%	16.25%	2.99%
	2011		0.80%	0.80%	12.67	15.78	11,199	142,986	0.05%	0.06%	2.41%
	2010		0.80%	0.80%	12.66	15.78	11,664	148,657	14.17%	14.18%	1.90%
Fidelity VIP Growth Service Class
	2014		0.10%	0.80%	12.44	31.85	5,579	104,464	10.26%	11.07%	0.15%
	2013		0.10%	0.80%	11.28	28.67	2,294	45,270	35.00%	36.06%	0.21%
	2012		0.10%	0.80%	8.36	21.07	2,179	30,886	13.62%	14.42%	0.55%
	2011		0.10%	0.80%	7.35	18.42	1,617	19,666	-0.65%	0.03%	0.32%
	2010		0.10%	0.80%	7.40	12.41	1,296	13,949	23.05%	23.44%	0.19%
Fidelity VIP Growth Opportunities Service Class
	2014		0.80%	0.80%	15.96	15.96	1,362	21,741	11.21%	11.21%	0.12%
	2013		0.80%	0.80%	14.35	14.35	1,351	19,392	36.68%	36.68%	0.21%
	2012		0.80%	0.80%	10.50	10.50	1,333	13,995	18.51%	18.51%	0.25%
	2011		0.80%	0.80%	8.86	8.86	7,540	66,798	1.37%	1.37%	0.05%
	2010		0.80%	0.80%	8.74	8.74	7,611	66,520	22.67%	22.67%	0.10%
Fidelity VIP High Income Service Class
	2014		0.80%	0.80%	16.67	16.67	1,407	23,451	0.27%	0.27%	2.03%
	2013		0.80%	0.80%	16.62	16.62	7,876	130,929	5.03%	5.03%	5.64%
	2012		0.80%	0.80%	15.83	15.83	8,277	130,996	13.29%	13.29%	5.52%
	2011		0.80%	0.80%	13.97	13.97	9,803	136,962	3.10%	3.10%	6.56%
	2010		0.80%	0.80%	13.55	13.55	10,923	148,018	12.88%	12.88%	7.59%
Fidelity VIP Mid Cap Service Class
	2014		0.10%	0.60%	16.07	29.66	34,061	771,026	5.56%	6.09%	0.17%
	2013		0.10%	0.60%	15.22	27.96	32,269	692,979	35.25%	35.93%	0.42%
	2012		0.10%	0.80%	11.25	20.57	31,890	500,124	13.84%	14.63%	0.57%
	2011		0.10%	0.80%	9.87	17.94	27,348	376,239	-11.43%	-10.80%	0.16%
	2010		0.10%	0.80%	11.12	16.76	22,188	344,496	27.67%	27.93%	0.29%
Fidelity VIP Overseas Service Class
	2014		0.10%	0.80%	17.48	23.89	8,508	154,130	-8.89%	-8.28%	1.28%
	2013		0.10%	0.80%	19.15	26.22	8,355	165,886	29.34%	30.27%	1.31%
	2012		0.10%	0.80%	14.77	20.28	8,413	128,973	19.58%	20.54%	1.64%
	2011		0.10%	0.80%	12.33	16.96	10,362	131,871	-17.89%	-17.26%	1.40%
	2010		0.10%	0.80%	14.99	20.65	9,249	142,723	12.09%	12.32%	1.39%
Franklin Income VIP Class 1
	2014		0.10%	0.60%	13.86	22.95	17,940	311,567	4.29%	4.82%	5.32%
	2013		0.10%	0.80%	13.29	21.90	12,255	189,530	13.27%	14.08%	5.83%
	2012		0.10%	0.80%	11.71	19.19	9,089	116,015	12.24%	12.73%	6.75%
	2011		0.10%	0.60%	10.43	17.03	7,450	83,874	2.10%	2.67%	5.92%
	2010		0.10%	0.60%	10.21	12.43	6,875	75,063	12.19%	12.19%	6.78%
Franklin Mutual Shares VIP Class 1
	2014		0.10%	0.60%	12.66	25.38	30,258	411,627	6.74%	7.27%	2.30%
	2013		0.10%	0.60%	11.86	23.66	28,191	347,344	27.76%	28.39%	2.75%
	2012		0.10%	0.60%	9.28	18.43	19,713	189,924	13.92%	14.44%	2.59%
	2011		0.10%	0.60%	8.15	16.10	9,227	80,314	-1.39%	-0.82%	3.02%
	2010		0.10%	0.60%	10.22	10.26	2,058	20,955	10.81%	10.92%	1.97%
Franklin Small-Mid Cap Growth VIP Class 1
	2014		0.10%	0.80%	17.93	32.32	2,981	69,537	6.91%	7.66%	0.00%
	2013		0.10%	0.80%	16.72	30.02	3,145	68,564	37.39%	38.35%	0.00%
	2012		0.10%	0.80%	12.13	21.70	3,372	53,325	10.21%	11.01%	0.00%
	2011		0.10%	0.80%	10.97	19.55	5,016	71,271	-5.38%	-4.68%	0.00%
	2010		0.10%	0.80%	11.56	20.33	4,589	69,081	26.90%	27.30%	0.00%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. American Franchise Series I
	2014		0.80%	0.80%	$9.42	$17.09	40,616	$385,135	7.58%	7.58%	0.04%
	2013		0.80%	0.80%	8.75	15.89	54,247	477,178	39.02%	39.02%	0.44%
	2012	4/27/12	0.80%	0.80%	6.30	11.43	56,353	356,384	-3.03%	-3.03%	0.00%
Invesco V.I. Capital Appreciation Series I
	2011		0.80%	0.80%	5.64	10.23	56,227	318,307	-8.64%	-8.64%	0.15%
	2010		0.80%	0.80%	6.17	11.20	57,148	353,957	14.57%	14.57%	0.76%
Invesco V.I. Core Equity Series I
	2014		0.80%	0.80%	15.19	15.19	13,501	205,055	7.28%	7.28%	0.71%
	2013		0.80%	0.80%	14.16	18.93	24,329	347,787	28.22%	28.22%	1.38%
	2012		0.80%	0.80%	11.04	11.04	26,336	293,148	12.98%	12.98%	0.99%
	2011		0.80%	0.80%	9.77	9.77	28,006	273,703	-0.86%	-0.86%	0.95%
	2010		0.80%	0.80%	9.86	9.86	32,552	320,884	8.68%	8.68%	0.97%
Invesco V.I. International Growth Series I
	2014		0.80%	0.80%	19.15	30.77	3,877	77,385	-0.47%	-0.47%	1.59%
	2013		0.80%	0.80%	19.24	30.91	3,876	77,437	18.07%	18.08%	1.07%
	2012		0.80%	0.80%	16.30	26.18	5,134	85,884	14.61%	14.61%	1.49%
	2011		0.80%	0.80%	14.22	22.84	5,311	77,276	-7.49%	-7.48%	1.67%
	2010		0.80%	0.80%	15.37	24.69	7,359	118,088	11.96%	11.97%	2.38%
Janus Aspen Balanced Institutional Class
	2014		0.80%	0.80%	25.65	25.65	16,525	423,819	7.64%	7.64%	1.77%
	2013		0.80%	0.80%	23.83	23.83	16,470	392,407	19.20%	19.20%	1.55%
	2012		0.80%	0.80%	19.99	19.99	16,327	326,350	12.71%	12.71%	2.89%
	2011		0.80%	0.80%	17.73	17.73	15,872	281,480	0.83%	0.83%	2.50%
	2010		0.80%	0.80%	17.59	17.59	14,885	261,805	7.52%	7.52%	2.88%
Janus Aspen Balanced Service Class
	2014		0.60%	0.80%	22.69	23.40	1,615	37,136	7.38%	7.59%	1.52%
	2013		0.60%	0.80%	21.09	21.79	1,563	33,411	18.85%	19.08%	1.34%
	2012		0.60%	0.80%	18.34	18.34	1,578	28,345	12.47%	12.47%	2.64%
	2011		0.80%	0.80%	16.30	16.30	544	8,870	0.55%	0.55%	2.24%
	2010		0.80%	0.80%	16.21	16.21	309	5,017	7.26%	7.26%	2.79%
Janus Aspen Enterprise Service Class
	2014		0.80%	0.80%	33.43	40.47	2,078	70,579	11.35%	11.35%	0.03%
	2013		0.80%	0.80%	30.02	36.34	2,070	63,065	30.95%	30.99%	0.36%
	2012		0.80%	0.80%	22.92	27.75	2,047	47,560	16.03%	16.05%	0.00%
	2011		0.80%	0.80%	19.75	23.92	1,209	24,367	-2.44%	-2.42%	0.00%
	2010		0.80%	0.80%	20.24	24.51	1,394	28,717	24.50%	24.52%	0.00%
Janus Aspen Global Research Institutional Class
	2014		0.80%	0.80%	13.94	13.94	14,137	197,042	6.59%	6.59%	1.09%
	2013		0.80%	0.80%	13.08	13.08	14,426	188,648	27.40%	27.40%	1.21%
	2012		0.80%	0.80%	10.26	10.26	15,068	154,658	19.12%	19.12%	0.91%
	2011		0.80%	0.80%	8.62	8.62	16,462	141,839	-14.43%	-14.43%	0.60%
	2010		0.80%	0.80%	10.07	10.07	16,165	162,762	14.91%	14.91%	0.63%
Janus Aspen Global Research Service Class
	2014		0.80%	0.80%	15.67	15.99	826	13,052	6.32%	6.33%	1.00%
	2013		0.80%	0.80%	14.74	15.04	631	9,403	27.06%	27.06%	1.08%
	2012		0.80%	0.80%	11.60	11.83	620	7,263	18.90%	18.91%	0.78%
	2011		0.80%	0.80%	9.75	9.95	572	5,638	-14.68%	-14.68%	0.37%
	2010		0.80%	0.80%	11.43	11.67	2,212	25,730	14.60%	14.61%	0.49%
Janus Aspen Global Technology Service Class
	2014		0.80%	0.80%	8.48	8.48	1,338	11,343	8.48%	8.48%	0.00%
	2013		0.80%	0.80%	7.82	7.82	1,469	11,481	34.31%	34.31%	0.00%
	2012		0.80%	0.80%	5.82	5.82	1,424	8,286	18.20%	18.20%	0.00%
	2011		0.80%	0.80%	4.92	4.92	2,805	13,810	-9.39%	-9.39%	0.00%
	2010		0.80%	0.80%	5.43	5.43	2,972	16,149	23.41%	23.41%	0.00%
LVIP Baron Growth Opportunities Standard Class
	2014		0.60%	0.60%	25.49	25.49	2,192	55,882	4.49%	4.49%	0.42%
	2013		0.60%	0.80%	18.50	24.40	2,306	56,016	39.29%	39.57%	0.22%
	2012		0.60%	0.80%	13.28	17.48	7,906	138,043	17.59%	17.83%	1.47%
	2011		0.60%	0.80%	11.29	14.83	7,308	108,229	3.46%	3.67%	0.00%
	2010	9/22/10	0.60%	0.80%	10.91	14.31	6,953	99,285	13.80%	20.24%	0.00%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Baron Growth Opportunities Service Class
	2014		0.10%	0.80%	$17.88	$40.63	22,582	$462,583	4.02%	4.86%	0.21%
	2013		0.10%	0.80%	17.16	39.06	16,946	412,599	38.95%	40.06%	0.43%
	2012		0.10%	0.80%	12.32	28.11	16,660	303,497	17.30%	18.24%	1.29%
	2011		0.10%	0.80%	11.87	23.96	12,354	223,222	3.19%	4.00%	0.00%
	2010		0.10%	0.80%	11.48	23.22	9,918	213,692	25.38%	25.75%	0.00%
LVIP BlackRock Emerging Markets RPM Standard Class
	2014	9/9/14	0.60%	0.60%	8.86	8.86	4,157	36,845	-13.38%	-13.38%	1.29%
LVIP BlackRock Equity Dividend RPM Standard Class
	2014		0.60%	0.80%	11.20	19.03	4,420	52,669	2.60%	2.87%	1.93%
	2013		0.60%	0.80%	14.49	18.55	1,437	18,784	17.22%	17.51%	1.07%
	2012		0.60%	0.80%	12.33	15.83	741	9,582	16.09%	16.29%	0.68%
	2011		0.60%	0.80%	10.61	13.63	715	7,903	-3.38%	-3.16%	0.76%
	2010		0.60%	0.80%	9.81	14.11	1,097	11,804	16.99%	17.21%	1.69%
LVIP BlackRock Inflation Protected Bond Standard Class
	2014		0.10%	0.60%	11.20	11.47	5,981	68,300	2.45%	2.96%	1.66%
	2013		0.10%	0.60%	10.93	11.14	3,445	38,239	-8.94%	-8.48%	0.57%
	2012		0.10%	0.60%	12.17	12.17	883	10,718	6.37%	6.37%	0.00%
	2011		0.10%	0.10%	11.44	11.44	534	6,108	12.01%	12.01%	3.55%
	2010	10/14/10	0.10%	0.10%	10.21	10.21	45	458	-3.79%	-3.79%	1.07%
LVIP Capital Growth Standard Class
	2014		0.60%	0.60%	15.90	15.90	1,525	24,252	10.71%	10.71%	0.19%
	2013		0.60%	0.60%	14.37	14.37	1,372	19,712	35.19%	35.19%	0.00%
	2012	4/18/12	0.60%	0.60%	10.63	10.63	1,174	12,477	0.01%	0.01%	0.00%
LVIP Clarion Global Real Estate Standard Class
	2014		0.10%	0.60%	10.03	31.13	8,390	90,828	13.21%	13.79%	2.70%
	2013		0.10%	0.60%	8.86	27.36	8,914	84,388	2.69%	3.20%	0.00%
	2012		0.10%	0.60%	8.63	26.51	7,503	69,009	23.93%	24.59%	0.00%
	2011		0.10%	0.80%	6.90	21.28	8,240	60,245	-9.40%	-8.74%	0.00%
	2010		0.10%	0.80%	7.70	7.70	7,655	61,304	17.39%	17.39%	0.00%
LVIP Columbia Small-Mid Cap Growth RPM Standard Class
	2014		0.10%	0.60%	11.53	24.65	8,837	116,947	-7.87%	-7.40%	0.00%
	2013		0.10%	0.60%	12.51	12.61	7,328	100,023	24.07%	24.20%	0.00%
	2012		0.50%	0.60%	10.08	10.16	5,903	59,559	5.84%	5.92%	0.00%
	2011		0.50%	0.80%	9.44	9.59	4,906	46,696	-8.33%	-8.07%	0.00%
	2010		0.50%	0.80%	10.37	10.43	5,026	52,090	26.49%	26.67%	0.00%
LVIP Delaware Bond Standard Class
	2014		0.10%	0.80%	14.74	22.58	48,583	906,299	5.13%	5.45%	2.02%
	2013		0.50%	0.80%	13.99	21.48	49,972	892,845	-3.09%	-2.79%	1.79%
	2012		0.10%	0.80%	14.41	22.16	54,111	979,550	5.76%	6.51%	1.84%
	2011		0.10%	0.80%	13.60	20.95	58,865	1,012,945	6.78%	7.53%	3.41%
	2010		0.10%	0.80%	12.71	19.62	51,897	843,678	7.62%	7.95%	3.51%
LVIP Delaware Diversified Floating Rate Standard Class
	2014		0.10%	0.60%	10.41	10.66	22,385	235,315	0.01%	0.52%	1.83%
	2013		0.10%	0.60%	10.41	10.41	9,709	101,693	0.15%	0.15%	1.24%
	2012		0.60%	0.60%	10.40	10.40	4,373	45,459	3.60%	3.60%	1.36%
	2011	4/8/11	0.60%	0.60%	10.03	10.03	3,070	30,805	-1.90%	-1.90%	1.61%
LVIP Delaware Growth and Income Standard Class
	2014		0.50%	0.50%	17.58	17.58	5,060	88,958	12.61%	12.61%	1.95%
	2013		0.50%	0.50%	15.61	15.61	5,349	83,513	32.60%	32.60%	1.75%
	2012		0.50%	0.50%	11.77	11.77	5,674	66,808	14.74%	14.74%	1.10%
	2011		0.50%	0.50%	10.26	10.26	5,868	60,210	0.69%	0.69%	1.08%
	2010		0.50%	0.50%	10.19	10.19	5,902	60,143	12.37%	12.37%	1.01%
LVIP Delaware Social Awareness Standard Class
	2014		0.60%	0.80%	15.64	30.92	1,722	35,876	14.28%	14.51%	1.57%
	2013		0.60%	0.80%	13.66	27.05	1,687	30,896	34.61%	34.88%	1.31%
	2012		0.60%	0.80%	10.12	20.10	1,637	22,284	14.36%	14.58%	0.80%
	2011		0.60%	0.80%	8.84	17.57	1,516	18,206	-0.16%	0.02%	0.79%
	2010		0.60%	0.80%	12.78	17.60	1,402	17,110	10.68%	10.68%	0.64%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Special Opportunities Standard Class
	2014		0.60%	0.60%	$14.97	$14.97	1,258	$18,823	6.99%	7.00%	1.45%
	2013		0.60%	0.60%	13.99	13.99	1,186	16,584	32.98%	32.98%	1.28%
	2012		0.60%	0.60%	10.52	10.52	987	10,382	14.25%	14.25%	0.65%
	2011		0.60%	0.80%	9.21	9.21	1,786	16,376	-5.77%	-5.77%	0.49%
	2010	9/22/10	0.60%	0.60%	9.77	9.77	955	9,329	16.50%	16.50%	0.71%
LVIP Dimensional Non-U.S. Equity RPM Standard Class
	2014		0.10%	0.60%	10.39	10.58	7,250	76,146	-8.06%	-7.59%	2.34%
	2013		0.10%	0.60%	11.30	11.45	5,637	64,255	14.43%	15.00%	3.08%
	2012	5/21/12	0.10%	0.60%	9.88	9.96	1,267	12,526	-0.19%	18.14%	2.82%
LVIP Dimensional U.S. Equity RPM Standard Class
	2014		0.10%	0.60%	14.70	14.97	8,720	129,663	4.07%	4.59%	1.05%
	2013		0.10%	0.60%	14.13	14.31	7,272	103,629	28.40%	29.04%	1.68%
	2012	5/21/12	0.10%	0.60%	11.00	11.09	1,800	19,834	-0.85%	11.99%	1.28%
LVIP Dimensional/Vanguard Total Bond Standard Class
	2014		0.10%	0.60%	10.81	11.01	2,760	30,155	4.01%	4.54%	1.79%
	2013		0.10%	0.60%	10.39	10.53	2,252	23,598	-3.34%	-2.84%	2.25%
	2012	5/21/12	0.10%	0.60%	10.75	10.84	443	4,769	0.21%	1.56%	1.92%
LVIP Global Income Standard Class
	2014		0.10%	0.60%	12.34	12.69	14,862	184,596	1.33%	1.84%	0.65%
	2013		0.10%	0.60%	12.17	12.17	9,835	119,827	-3.40%	-3.40%	0.25%
	2012		0.60%	0.60%	12.60	12.60	6,657	83,899	7.05%	7.05%	1.82%
	2011	4/8/11	0.60%	0.60%	11.77	11.77	4,865	57,272	-1.72%	-1.72%	3.61%
LVIP JPMorgan High Yield Standard Class
	2014		0.10%	0.60%	13.76	14.09	6,937	95,598	2.23%	2.76%	3.76%
	2013		0.10%	0.60%	13.46	13.71	8,238	110,992	5.92%	6.48%	4.91%
	2012	5/21/12	0.10%	0.60%	12.71	12.88	6,993	88,876	-0.06%	9.39%	6.45%
LVIP JPMorgan Mid Cap Value RPM Standard Class
	2014		0.10%	0.60%	13.93	30.01	2,818	39,907	7.47%	8.12%	0.82%
	2013		0.10%	0.60%	12.96	12.96	2,697	35,563	23.43%	23.43%	0.25%
	2012		0.60%	0.60%	10.50	10.50	8,298	87,156	13.08%	13.08%	0.00%
	2011		0.60%	0.60%	9.29	9.29	7,608	70,661	-2.36%	-2.36%	0.00%
	2010	9/22/10	0.60%	0.60%	9.51	9.51	6,650	63,256	19.21%	19.21%	0.08%
LVIP Managed Risk Profile 2030 Standard Class
	2014		0.60%	0.80%	12.53	12.72	59,391	745,759	3.33%	3.54%	2.09%
	2013		0.60%	0.80%	12.12	12.29	60,007	729,077	12.84%	13.06%	1.11%
	2012		0.60%	0.80%	10.87	10.87	77,614	837,227	7.25%	7.25%	3.38%
	2011		0.60%	0.60%	10.13	10.13	27,747	281,121	-1.16%	-1.16%	0.65%
	2010		0.60%	0.60%	10.25	10.25	28,411	291,226	11.87%	11.87%	0.84%
LVIP Managed Risk Profile Conservative Standard Class
	2014		0.10%	0.80%	17.17	19.27	8,767	154,241	4.86%	5.59%	1.92%
	2013		0.10%	0.80%	16.37	18.25	9,095	151,843	8.88%	9.63%	2.12%
	2012		0.10%	0.80%	15.04	16.64	8,366	127,956	8.90%	9.68%	3.76%
	2011		0.10%	0.80%	13.81	13.99	8,984	125,687	2.86%	3.06%	2.25%
	2010		0.60%	0.80%	13.42	13.58	6,941	94,083	9.62%	9.84%	2.76%
LVIP Managed Risk Profile Growth Standard Class
	2014		0.10%	0.50%	14.12	14.12	29,700	531,850	2.95%	2.95%	3.05%
	2013		0.50%	0.50%	13.72	13.72	13,270	182,021	12.98%	12.98%	1.84%
	2012		0.50%	0.60%	10.45	12.14	13,320	160,420	8.49%	8.60%	2.63%
	2011		0.50%	0.60%	9.63	11.18	12,492	138,563	-0.61%	-0.50%	2.14%
	2010		0.50%	0.60%	9.69	11.24	11,267	125,592	12.05%	12.16%	2.23%
LVIP Managed Risk Profile Moderate Standard Class
	2014		0.10%	0.80%	13.36	20.33	33,524	571,057	3.32%	4.04%	2.77%
	2013		0.10%	0.80%	12.90	19.54	22,110	342,562	11.19%	11.74%	1.54%
	2012		0.10%	0.60%	11.60	17.49	28,375	368,411	8.93%	9.48%	2.66%
	2011		0.10%	0.80%	10.65	15.98	57,255	724,723	0.56%	1.07%	1.90%
	2010		0.10%	0.60%	12.05	12.05	26,626	314,223	11.40%	11.40%	3.76%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP MFS International Growth Standard Class
	2014		0.10%	0.60%	$9.81	$20.83	9,434	$98,635	-5.62%	-5.15%	1.08%
	2013		0.10%	0.60%	10.39	21.96	8,858	97,413	12.93%	13.49%	0.85%
	2012		0.10%	0.60%	9.20	19.35	8,552	82,578	18.68%	19.29%	1.58%
	2011		0.10%	0.60%	7.75	7.75	1,462	13,805	-10.41%	-10.41%	3.21%
	2010		0.60%	0.60%	8.65	8.65	912	7,893	12.43%	12.43%	0.86%
LVIP MFS Value Standard Class
	2014		0.10%	0.80%	14.74	28.82	7,227	120,370	9.62%	10.39%	2.55%
	2013		0.10%	0.80%	13.45	26.10	5,705	88,310	34.86%	35.82%	2.04%
	2012		0.10%	0.80%	9.97	19.22	4,158	49,741	15.40%	16.22%	1.21%
	2011		0.10%	0.80%	8.64	16.54	4,766	47,651	-0.90%	-0.20%	1.70%
	2010		0.10%	0.80%	8.72	8.78	3,364	34,685	10.70%	10.92%	1.38%
LVIP Mid-Cap Value Standard Class
	2014		0.50%	0.80%	14.07	14.40	6,527	92,959	7.43%	7.75%	0.32%
	2013		0.50%	0.80%	13.09	13.37	6,607	87,477	33.07%	33.48%	0.22%
	2012		0.50%	0.80%	9.84	10.01	6,172	61,392	23.14%	23.47%	0.83%
	2011		0.50%	0.80%	8.11	8.11	496	3,992	-9.76%	-9.76%	0.00%
	2010		0.50%	0.50%	8.99	8.99	202	1,818	23.31%	23.31%	0.25%
LVIP Mondrian International Value Standard Class
	2014		0.50%	0.80%	9.51	25.64	28,115	446,413	-3.32%	-3.02%	4.07%
	2013		0.50%	0.80%	9.81	26.52	27,392	449,570	20.87%	21.23%	2.50%
	2012		0.50%	0.80%	10.60	21.94	28,951	390,932	8.74%	9.07%	3.34%
	2011		0.50%	0.80%	9.72	20.18	19,103	280,750	-4.98%	-4.69%	2.93%
	2010		0.50%	0.80%	10.20	21.24	20,901	329,444	1.65%	1.95%	3.56%
LVIP Money Market Standard Class
	2014		0.10%	0.80%	10.12	11.80	14,927	160,829	-0.77%	-0.47%	0.03%
	2013		0.50%	0.80%	10.76	11.90	40,872	425,394	-0.77%	-0.47%	0.03%
	2012		0.50%	0.80%	10.81	11.99	26,659	298,276	-0.78%	-0.47%	0.02%
	2011		0.50%	0.80%	10.86	12.08	25,681	288,491	-0.77%	-0.47%	0.03%
	2010		0.50%	0.80%	10.91	12.17	75,145	826,937	-0.75%	-0.45%	0.05%
LVIP SSgA Bond Index Standard Class
	2014		0.10%	0.60%	12.65	12.74	16,962	215,299	5.12%	5.64%	1.88%
	2013		0.10%	0.60%	12.03	12.10	16,144	194,795	-3.15%	-2.67%	2.13%
	2012		0.10%	0.60%	12.39	12.48	11,041	137,509	3.23%	3.76%	2.52%
	2011		0.10%	0.60%	11.94	12.08	10,107	121,832	6.75%	7.29%	3.12%
	2010		0.10%	0.60%	11.28	11.30	10,021	113,032	5.33%	5.44%	2.07%
LVIP SSgA Conservative Index Allocation Standard Class
	2014		0.60%	0.60%	12.98	12.98	2,899	37,639	4.10%	4.10%	1.85%
	2013	5/31/13	0.60%	0.60%	12.47	12.47	2,548	31,781	3.54%	3.54%	1.49%
LVIP SSgA Developed International 150 Standard Class
	2014		0.50%	0.60%	10.00	10.07	2,809	28,198	0.31%	0.41%	3.30%
	2013		0.50%	0.60%	10.03	10.03	2,614	26,142	19.71%	19.71%	3.12%
	2012		0.50%	0.50%	8.37	8.37	1,651	13,826	13.07%	13.07%	2.73%
	2011		0.50%	0.50%	7.41	7.41	1,753	12,986	-12.57%	-12.57%	2.68%
	2010		0.50%	0.50%	8.47	8.47	1,437	12,170	6.72%	6.72%	1.29%
LVIP SSgA Emerging Markets 100 Standard Class
	2014		0.10%	0.60%	13.06	25.95	11,795	159,353	-3.95%	-3.46%	3.00%
	2013		0.10%	0.60%	13.60	26.88	11,042	154,580	-3.41%	-2.94%	2.53%
	2012		0.10%	0.60%	14.14	27.69	8,219	119,218	12.09%	12.55%	3.85%
	2011		0.10%	0.80%	12.48	12.62	4,323	56,524	-15.62%	-15.36%	2.85%
	2010		0.50%	0.80%	14.91	14.91	3,465	51,507	27.14%	27.14%	1.92%
LVIP SSgA Global Tactical Allocation RPM Standard Class
	2014		0.10%	0.80%	14.67	21.31	8,088	126,560	3.14%	3.87%	2.78%
	2013		0.10%	0.80%	14.23	14.47	3,496	54,603	8.93%	9.15%	1.28%
	2012		0.60%	0.80%	13.06	13.26	6,163	81,284	10.26%	10.48%	3.67%
	2011		0.60%	0.80%	11.84	12.00	5,456	65,150	-0.58%	-0.38%	1.38%
	2010		0.60%	0.80%	11.91	12.04	2,740	32,708	7.87%	8.09%	1.06%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA International Index Standard Class
	2014		0.50%	0.60%	$9.03	$9.09	11,830	$106,901	-6.41%	-6.31%	4.55%
	2013		0.50%	0.60%	9.65	9.70	4,811	46,487	20.26%	20.38%	1.56%
	2012		0.50%	0.60%	8.02	8.06	6,321	50,765	17.42%	17.54%	2.14%
	2011		0.50%	0.60%	6.83	6.86	4,919	33,645	-12.90%	-12.82%	1.34%
	2010		0.50%	0.60%	7.84	7.86	4,765	37,402	6.41%	6.51%	1.46%
LVIP SSgA Large Cap 100 Standard Class
	2014		0.10%	0.80%	17.56	17.91	6,422	117,139	15.80%	16.14%	2.50%
	2013		0.50%	0.80%	15.17	15.42	6,820	104,938	34.77%	35.17%	2.26%
	2012		0.50%	0.80%	11.41	11.41	7,641	87,054	11.66%	11.66%	1.69%
	2011		0.50%	0.50%	10.22	10.22	7,049	72,030	1.81%	1.81%	1.70%
	2010		0.50%	0.50%	10.04	10.04	6,902	69,276	18.60%	18.60%	1.89%
LVIP SSgA Moderate Index Allocation Standard Class
	2014		0.10%	0.60%	14.30	14.30	2,774	39,084	4.30%	4.30%	3.20%
	2013		0.10%	0.10%	13.71	13.71	729	9,988	12.35%	12.35%	1.96%
	2012		0.10%	0.10%	12.20	12.20	598	7,301	11.61%	11.61%	2.04%
	2011	1/13/11	0.10%	0.10%	10.93	10.93	456	4,989	-1.59%	-1.59%	0.60%
LVIP SSgA Moderate Structured Allocation Standard Class
	2014		0.60%	0.60%	13.99	13.99	7,307	102,234	4.93%	4.93%	2.68%
	2013		0.60%	0.60%	13.33	13.33	7,939	105,853	12.13%	12.13%	2.32%
	2012		0.60%	0.60%	11.89	11.89	8,511	101,204	9.88%	9.88%	4.48%
	2011	9/16/11	0.60%	0.60%	10.82	10.82	4,212	45,581	1.07%	1.07%	0.00%
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class
	2014		0.60%	0.60%	14.54	14.54	1,162	16,894	4.65%	4.65%	2.56%
	2013	11/20/13	0.60%	0.60%	13.89	13.89	1,497	20,792	1.86%	1.86%	2.30%
LVIP SSgA S&P 500 Index Standard Class
	2014		0.10%	0.60%	14.89	30.64	35,526	605,187	12.75%	13.31%	2.09%
	2013		0.10%	0.60%	13.21	16.24	31,272	478,744	31.21%	31.34%	1.59%
	2012		0.50%	0.80%	11.39	12.38	32,580	378,774	14.96%	15.07%	0.98%
	2011		0.50%	0.60%	9.90	10.77	28,844	307,956	1.24%	1.34%	0.92%
	2010		0.50%	0.60%	9.77	10.63	29,047	306,425	14.04%	14.15%	1.17%
LVIP SSgA Small-Cap Index Standard Class
	2014		0.10%	0.60%	14.82	31.88	5,643	87,375	4.05%	4.57%	1.17%
	2013		0.10%	0.60%	14.24	30.49	3,408	51,973	37.08%	37.73%	0.77%
	2012		0.10%	0.60%	10.39	22.13	3,755	41,396	15.19%	15.78%	0.39%
	2011		0.10%	0.60%	9.02	19.12	7,755	71,866	-5.13%	-4.64%	0.38%
	2010		0.10%	0.60%	9.51	9.54	6,484	63,532	25.43%	25.56%	0.59%
LVIP SSgA Small-Mid Cap 200 Standard Class
	2014		0.10%	0.60%	19.35	39.94	986	22,558	3.68%	4.19%	3.65%
	2013		0.10%	0.60%	18.77	38.34	820	18,504	33.82%	34.36%	2.98%
	2012		0.10%	0.50%	14.03	28.53	721	12,344	13.26%	13.73%	2.57%
	2011		0.10%	0.50%	12.39	25.09	734	10,934	-2.70%	-2.31%	1.75%
	2010		0.10%	0.50%	12.73	12.73	676	10,384	27.12%	27.12%	1.85%
LVIP T. Rowe Price Growth Stock Standard Class
	2014		0.10%	0.60%	16.38	31.28	3,121	67,023	8.06%	8.60%	0.00%
	2013		0.10%	0.60%	15.16	15.16	2,400	44,184	38.21%	38.22%	0.00%
	2012		0.60%	0.60%	10.97	10.97	1,475	16,179	17.61%	17.61%	0.00%
	2011		0.60%	0.60%	9.33	9.33	276	2,578	-2.23%	-2.23%	0.00%
	2010	1/12/10	0.60%	0.60%	9.54	9.54	209	1,997	15.55%	15.55%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class
	2014		0.10%	0.80%	20.06	35.37	5,958	137,318	10.70%	11.48%	0.26%
	2013		0.10%	0.80%	18.07	24.06	5,467	108,524	33.69%	34.12%	0.00%
	2012		0.50%	0.80%	13.47	18.00	5,038	70,163	15.40%	15.72%	0.00%
	2011		0.50%	0.80%	11.64	15.42	4,601	55,054	-4.45%	-4.35%	0.00%
	2010		0.50%	0.60%	12.17	16.14	4,171	52,003	27.60%	27.73%	0.00%
LVIP Templeton Growth RPM Standard Class
	2014		0.10%	0.60%	11.10	22.72	3,732	47,692	-2.57%	-2.09%	1.73%
	2013		0.10%	0.60%	23.20	23.20	2,064	28,981	19.81%	19.81%	1.63%
	2012		0.10%	0.10%	19.37	19.37	391	7,579	21.13%	21.13%	1.76%
	2011	1/13/11	0.10%	0.10%	15.99	15.99	307	4,908	-5.06%	-5.06%	3.55%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP UBS Large Cap Growth RPM Standard Class
	2014		0.10%	0.80%	$13.11	$24.96	7,428	$104,478	4.51%	5.22%	0.00%
	2013		0.10%	0.80%	12.54	23.72	7,392	98,955	24.50%	25.39%	0.00%
	2012		0.10%	0.80%	10.07	18.92	6,883	73,429	15.46%	16.39%	0.00%
	2011		0.10%	0.80%	8.72	16.25	5,985	54,190	-6.44%	-5.72%	0.21%
	2010		0.10%	0.80%	9.33	13.16	6,916	66,222	10.46%	10.68%	0.76%
LVIP Vanguard Domestic Equity ETF Standard Class
	2014		0.60%	0.60%	15.61	15.61	2,754	42,996	11.54%	11.54%	1.83%
	2013	2/19/13	0.60%	0.60%	14.00	14.00	3,070	42,961	20.45%	20.45%	1.15%
LVIP Vanguard International Equity ETF Standard Class
	2014		0.60%	0.60%	10.78	10.78	14,833	159,976	-5.21%	-5.21%	2.03%
	2013		0.60%	0.60%	11.38	11.38	13,979	159,052	14.06%	14.06%	2.30%
	2012	5/25/12	0.60%	0.60%	9.97	9.97	9,999	99,742	20.44%	20.44%	7.05%
M International Equity
	2014		0.60%	0.60%	14.97	14.97	1,543	23,095	-7.62%	-7.62%	2.24%
	2013		0.60%	0.60%	16.20	16.20	1,595	25,844	15.63%	15.63%	2.40%
	2012		0.60%	0.60%	14.01	14.01	1,653	23,158	19.96%	19.96%	2.08%
	2011		0.60%	0.60%	11.68	11.68	1,718	20,058	-14.08%	-14.08%	3.02%
	2010		0.60%	0.60%	13.59	13.59	1,785	24,263	3.98%	3.98%	3.30%
MFS VIT Growth Initial Class
	2014		0.10%	0.80%	16.47	30.63	12,382	246,099	8.08%	8.84%	0.11%
	2013		0.10%	0.80%	16.85	28.14	11,791	209,940	35.76%	36.72%	0.24%
	2012		0.10%	0.80%	12.41	20.59	11,148	141,506	16.45%	17.29%	0.00%
	2011		0.10%	0.80%	10.66	17.55	14,129	153,188	-1.12%	-0.46%	0.19%
	2010		0.10%	0.80%	10.78	15.90	14,960	163,314	14.42%	14.65%	0.11%
MFS VIT Total Return Initial Class
	2014		0.10%	0.80%	16.07	23.42	6,842	148,499	7.63%	8.39%	1.90%
	2013		0.10%	0.80%	14.89	21.76	8,095	163,265	18.10%	18.99%	1.94%
	2012		0.10%	0.80%	12.57	18.43	10,869	176,867	10.37%	11.25%	2.01%
	2011		0.10%	0.80%	11.35	16.70	21,702	300,441	0.96%	1.74%	2.59%
	2010		0.10%	0.80%	11.21	16.54	22,777	311,735	9.05%	9.38%	2.35%
MFS VIT Utilities Initial Class
	2014		0.10%	0.80%	15.81	49.76	45,737	1,575,425	11.83%	12.62%	2.06%
	2013		0.10%	0.80%	21.49	44.50	44,906	1,398,012	19.56%	20.42%	2.37%
	2012		0.10%	0.80%	17.92	37.22	41,445	1,084,745	12.58%	13.37%	6.81%
	2011		0.10%	0.80%	15.87	33.06	40,890	949,395	5.93%	6.75%	3.29%
	2010		0.10%	0.80%	14.94	31.21	39,233	868,322	12.90%	13.24%	3.07%
NB AMT Large Cap Value I Class
	2014		0.80%	0.80%	22.09	22.09	3,427	75,714	8.98%	8.98%	0.74%
	2013		0.80%	0.80%	20.27	20.27	3,611	73,214	30.09%	30.09%	1.16%
	2012		0.80%	0.80%	15.58	15.58	3,809	59,354	15.67%	15.67%	0.42%
	2011		0.80%	0.80%	13.47	13.47	4,025	54,231	-12.07%	-12.07%	0.00%
	2010		0.80%	0.80%	15.32	15.32	5,216	79,916	14.75%	14.75%	0.68%
NB AMT Mid Cap Growth I Class
	2014		0.50%	0.80%	18.81	35.02	26,154	672,398	6.72%	7.04%	0.00%
	2013		0.50%	0.80%	17.57	32.82	34,096	811,866	31.56%	31.95%	0.00%
	2012		0.50%	0.80%	13.32	24.95	35,799	647,388	11.52%	11.85%	0.00%
	2011		0.50%	0.80%	11.90	22.37	37,338	606,374	-0.33%	-0.03%	0.00%
	2010		0.50%	0.80%	11.91	22.44	38,926	633,328	28.07%	28.45%	0.00%
NB AMT Mid Cap Intrinsic Value I Class
	2014		0.50%	0.80%	17.55	33.94	1,907	45,500	12.93%	13.27%	1.06%
	2013		0.50%	0.80%	15.50	30.05	2,090	43,600	35.96%	36.37%	1.14%
	2012		0.50%	0.80%	11.37	22.11	2,729	40,883	14.61%	14.95%	0.61%
	2011		0.50%	0.80%	9.89	19.29	2,905	38,015	-7.24%	-6.96%	0.65%
	2010		0.50%	0.80%	10.63	20.79	2,814	40,177	25.18%	25.56%	0.74%

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
PIMCO VIT CommodityRealReturn Strategy Administrative Class
	2014		0.10%	0.60%	$10.30	$10.30	20,137	$208,134	-18.91%	-18.91%	0.40%
	2013		0.60%	0.60%	12.71	12.71	11,946	151,790	-15.21%	-15.21%	1.71%
	2012		0.60%	0.60%	14.99	14.99	6,821	102,217	4.73%	4.73%	2.83%
	2011		0.60%	0.80%	14.24	14.31	11,310	161,731	-8.30%	-8.11%	14.37%
	2010		0.60%	0.80%	15.52	15.57	9,017	140,344	23.53%	23.78%	14.72%
Putnam VT Global Health Care Class IB
	2014		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.26%
	2013		0.80%	0.80%	19.49	21.69	690	14,704	40.53%	40.54%	1.09%
	2012		0.80%	0.80%	13.87	13.87	726	10,965	21.28%	21.28%	0.52%
	2011		0.80%	0.80%	11.44	11.44	191	2,189	-1.97%	-1.97%	0.85%
	2010		0.80%	0.80%	11.67	11.67	212	2,469	1.68%	1.68%	1.87%
Putnam VT Growth & Income Class IB
	2014		0.80%	0.80%	19.32	19.32	1,050	20,290	9.85%	9.85%	1.31%
	2013		0.80%	0.80%	17.58	17.58	1,062	18,683	34.60%	34.60%	1.61%
	2012		0.80%	0.80%	13.06	13.06	1,074	14,026	18.19%	18.19%	1.69%
	2011		0.80%	0.80%	11.05	11.05	1,094	12,094	-5.40%	-5.40%	1.23%
	2010		0.80%	0.80%	11.68	11.68	1,118	13,064	13.47%	13.47%	1.52%
Templeton Foreign VIP Class 2
	2014		0.80%	0.80%	17.03	17.03	6,369	108,454	-11.84%	-11.84%	1.88%
	2013		0.80%	0.80%	19.31	19.31	6,421	124,014	21.99%	21.99%	2.37%
	2012		0.80%	0.80%	15.83	15.83	6,541	103,553	17.29%	17.29%	2.99%
	2011		0.80%	0.80%	13.50	13.50	6,842	92,350	-11.35%	-11.35%	1.49%
	2010		0.80%	0.80%	15.23	15.23	7,424	113,033	7.54%	7.54%	1.88%
Templeton Global Bond VIP Class 1
	2014		0.10%	0.60%	17.40	20.55	7,516	151,327	1.51%	1.51%	5.53%
	2013		0.60%	0.80%	18.83	20.24	8,312	166,335	1.08%	1.28%	5.47%
	2012		0.60%	0.80%	18.63	19.99	12,529	247,123	14.39%	14.62%	6.78%
	2011		0.60%	0.80%	16.28	17.44	12,846	220,342	-1.40%	-1.20%	5.39%
	2010		0.60%	0.80%	16.52	17.65	10,127	177,214	13.79%	14.02%	1.54%
Templeton Growth VIP Class 1
	2014		0.50%	0.80%	13.35	23.52	4,953	78,383	-3.31%	-3.02%	1.59%
	2013		0.50%	0.80%	13.76	24.32	4,641	76,236	30.00%	30.39%	2.88%
	2012		0.50%	0.80%	10.55	18.71	4,792	59,800	20.43%	20.79%	2.35%
	2011		0.50%	0.80%	8.74	15.53	5,242	51,999	-7.54%	-7.26%	1.62%
	2010		0.50%	0.80%	9.42	16.80	4,745	50,754	6.88%	7.20%	1.64%
Templeton Growth VIP Class 2
	2014		0.80%	0.80%	22.19	22.19	741	16,451	-3.59%	-3.59%	1.24%
	2013		0.80%	0.80%	23.01	23.01	907	20,867	29.78%	29.78%	2.72%
	2012		0.80%	0.80%	17.73	17.73	961	17,035	20.10%	20.10%	2.08%
	2011		0.80%	0.80%	14.76	14.76	951	14,041	-7.72%	-7.72%	1.35%
	2010		0.80%	0.80%	16.00	16.00	850	13,604	6.54%	6.54%	1.20%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2014:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
ABVPSF Global Thematic Growth Class A	$64,587	$38,807
ABVPSF Growth and Income Class A	225,935	7,698
ABVPSF International Value Class A	10,046	2,506
ABVPSF Large Cap Growth Class A	152	691
ABVPSF Small/Mid Cap Value Class A	123,489	54,398
American Century VP Inflation Protection Class I	16,866	22,061
American Funds Global Growth Class 2	359,944	36,140
American Funds Global Small Capitalization Class 2	18,528	26,207
American Funds Growth Class 2	284,089	274,355
American Funds Growth-Income Class 2	266,393	74,124
American Funds International Class 2	196,202	34,964
BlackRock Global Allocation V.I. Class I	337,155	129,121
Delaware VIP Diversified Income Standard Class	146,422	84,920
Delaware VIP Emerging Markets Standard Class	160,317	60,796
Delaware VIP High Yield Standard Class	72,689	58,965
Delaware VIP Limited-Term Diversified Income Standard Class	89,277	61,408
Delaware VIP REIT Standard Class	127,909	173,100
Delaware VIP Small Cap Value Standard Class	223,683	178,279
Delaware VIP Smid Cap Growth Standard Class	158,511	26,691
Delaware VIP U.S. Growth Standard Class	85,469	25,556
Delaware VIP Value Standard Class	127,582	194,277
Deutsche Alternative Asset Allocation VIP Class A	69,373	5,663
Deutsche Equity 500 Index VIP Class A	56,946	33,552
Deutsche Small Cap Index VIP Class A	40,678	21,968
Fidelity VIP Contrafund Service Class	109,538	66,313
Fidelity VIP Equity-Income Service Class	10,121	5,096
Fidelity VIP Growth Service Class	61,001	6,760
Fidelity VIP Growth Opportunities Service Class	753	663
Fidelity VIP High Income Service Class	5,044	115,829
Fidelity VIP Mid Cap Service Class	76,929	27,019
Fidelity VIP Overseas Service Class	6,983	3,134
Franklin Income VIP Class 1	273,324	143,988
Franklin Mutual Shares VIP Class 1	75,016	26,764
Franklin Small-Mid Cap Growth VIP Class 1	16,261	7,945
Invesco V.I. American Franchise Series I	12,001	137,358
Invesco V.I. Core Equity Series I	19,553	185,636
Invesco V.I. International Growth Series I	10,049	9,098
Janus Aspen Balanced Institutional Class	30,120	14,126
Janus Aspen Balanced Service Class	3,300	979
Janus Aspen Enterprise Service Class	21,171	16,457
Janus Aspen Global Research Institutional Class	7,681	11,247
Janus Aspen Global Research Service Class	3,272	337
Janus Aspen Global Technology Service Class	1,407	1,802
LVIP Baron Growth Opportunities Standard Class	2,390	4,800
LVIP Baron Growth Opportunities Service Class	200,956	171,190

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP BlackRock Emerging Markets RPM Standard Class	$42,628	$403
LVIP BlackRock Equity Dividend RPM Standard Class	36,252	3,453
LVIP BlackRock Inflation Protected Bond Standard Class	33,307	3,579
LVIP Capital Growth Standard Class	2,678	515
LVIP Clarion Global Real Estate Standard Class	7,383	10,380
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	31,577	7,191
LVIP Delaware Bond Standard Class	95,439	111,698
LVIP Delaware Diversified Floating Rate Standard Class	233,982	97,480
LVIP Delaware Growth and Income Standard Class	9,988	8,886
LVIP Delaware Social Awareness Standard Class	4,230	1,791
LVIP Delaware Special Opportunities Standard Class	2,758	762
LVIP Dimensional Non-U.S. Equity RPM Standard Class	26,536	7,934
LVIP Dimensional U.S. Equity RPM Standard Class	37,405	15,965
LVIP Dimensional/Vanguard Total Bond Standard Class	9,534	3,673
LVIP Global Income Standard Class	134,480	70,836
LVIP JPMorgan High Yield Standard Class	16,105	30,524
LVIP JPMorgan Mid Cap Value RPM Standard Class	4,919	3,312
LVIP Managed Risk Profile 2030 Standard Class	18,414	16,374
LVIP Managed Risk Profile Conservative Standard Class	21,891	23,263
LVIP Managed Risk Profile Growth Standard Class	431,018	79,803
LVIP Managed Risk Profile Moderate Standard Class	267,919	43,436
LVIP MFS International Growth Standard Class	10,742	3,470
LVIP MFS Value Standard Class	31,574	8,528
LVIP Mid-Cap Value Standard Class	5,890	7,349
LVIP Mondrian International Value Standard Class	46,217	19,571
LVIP Money Market Standard Class	422,834	687,403
LVIP SSgA Bond Index Standard Class	21,945	9,004
LVIP SSgA Conservative Index Allocation Standard Class	12,335	7,122
LVIP SSgA Developed International 150 Standard Class	7,084	3,651
LVIP SSgA Emerging Markets 100 Standard Class	28,709	14,941
LVIP SSgA Global Tactical Allocation RPM Standard Class	136,285	65,169
LVIP SSgA International Index Standard Class	72,611	1,913
LVIP SSgA Large Cap 100 Standard Class	15,123	13,249
LVIP SSgA Moderate Index Allocation Standard Class	30,913	1,961
LVIP SSgA Moderate Structured Allocation Standard Class	10,160	15,499
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	22,022	26,540
LVIP SSgA S&P 500 Index Standard Class	123,275	49,145
LVIP SSgA Small-Cap Index Standard Class	48,661	14,733
LVIP SSgA Small-Mid Cap 200 Standard Class	6,506	1,826
LVIP T. Rowe Price Growth Stock Standard Class	19,558	2,092
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	30,908	8,651
LVIP Templeton Growth RPM Standard Class	37,285	16,038
LVIP UBS Large Cap Growth RPM Standard Class	2,552	2,351
LVIP Vanguard Domestic Equity ETF Standard Class	892	4,746
LVIP Vanguard International Equity ETF Standard Class	18,157	6,243
M International Equity	495	920
MFS VIT Growth Initial Class	43,385	11,572
MFS VIT Total Return Initial Class	16,934	37,933
MFS VIT Utilities Initial Class	299,993	216,051
NB AMT Large Cap Value I Class	546	4,479
NB AMT Mid Cap Growth I Class	277,557	201,269
NB AMT Mid Cap Intrinsic Value I Class	3,711	5,784
PIMCO VIT CommodityRealReturn Strategy Administrative Class	174,824	73,011
Putnam VT Global Health Care Class IB	1,450	16,154
Putnam VT Growth & Income Class IB	255	378
Templeton Foreign VIP Class 2	6,910	6,728
Templeton Global Bond VIP Class 1	38,336	48,222
Templeton Growth VIP Class 1	10,447	5,006
Templeton Growth VIP Class 2	1,190	5,045

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2014:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
ABVPSF Global Thematic Growth Class A	9,107	$21.80	$198,527	$148,805
ABVPSF Growth and Income Class A	16,068	30.04	482,689	396,283
ABVPSF International Value Class A	3,902	13.53	52,793	54,822
ABVPSF Small/Mid Cap Value Class A	17,234	21.95	378,282	304,049
American Century VP Inflation Protection Class I	12,178	10.43	127,020	132,058
American Funds Global Growth Class 2	24,578	27.30	670,976	642,146
American Funds Global Small Capitalization Class 2	7,580	25.64	194,355	149,089
American Funds Growth Class 2	25,988	79.84	2,074,855	1,496,139
American Funds Growth-Income Class 2	36,306	52.41	1,902,795	1,379,839
American Funds International Class 2	69,921	20.29	1,418,691	1,261,730
BlackRock Global Allocation V.I. Class I	49,928	16.23	810,327	853,063
Delaware VIP Diversified Income Standard Class	38,685	10.84	419,349	415,445
Delaware VIP Emerging Markets Standard Class	32,076	19.54	626,764	616,829
Delaware VIP High Yield Standard Class	40,414	5.67	229,148	231,761
Delaware VIP Limited-Term Diversified Income Standard Class	6,216	9.87	61,349	61,977
Delaware VIP REIT Standard Class	76,499	15.50	1,185,729	891,288
Delaware VIP Small Cap Value Standard Class	37,583	40.23	1,511,969	1,110,710
Delaware VIP Smid Cap Growth Standard Class	20,380	30.20	615,473	482,133
Delaware VIP U.S. Growth Standard Class	38,482	13.75	529,125	388,949
Delaware VIP Value Standard Class	21,112	29.24	617,305	435,723
Deutsche Alternative Asset Allocation VIP Class A	6,148	13.88	85,338	86,307
Deutsche Equity 500 Index VIP Class A	31,163	20.41	636,035	426,091
Deutsche Small Cap Index VIP Class A	13,683	17.32	236,984	180,282
Fidelity VIP Contrafund Service Class	34,079	37.23	1,268,748	901,581
Fidelity VIP Equity-Income Service Class	9,080	24.18	219,542	190,082
Fidelity VIP Growth Service Class	1,650	63.32	104,466	87,335
Fidelity VIP Growth Opportunities Service Class	650	33.46	21,741	10,858
Fidelity VIP High Income Service Class	4,272	5.49	23,452	24,410
Fidelity VIP Mid Cap Service Class	20,594	37.44	771,038	636,120
Fidelity VIP Overseas Service Class	8,273	18.63	154,133	137,480
Franklin Income VIP Class 1	18,906	16.48	311,570	307,123
Franklin Mutual Shares VIP Class 1	17,967	22.91	411,633	341,241
Franklin Small-Mid Cap Growth VIP Class 1	2,787	24.95	69,538	57,870
Invesco V.I. American Franchise Series I	7,018	54.88	385,144	263,573
Invesco V.I. Core Equity Series I	5,000	41.01	205,060	138,337
Invesco V.I. International Growth Series I	2,219	34.87	77,387	56,833
Janus Aspen Balanced Institutional Class	13,485	31.43	423,828	355,757
Janus Aspen Balanced Service Class	1,126	32.97	37,137	31,427
Janus Aspen Enterprise Service Class	1,191	59.26	70,581	49,882
Janus Aspen Global Research Institutional Class	4,754	41.45	197,046	137,895
Janus Aspen Global Research Service Class	320	40.77	13,052	9,824
Janus Aspen Global Technology Service Class	1,325	8.56	11,343	6,369
LVIP Baron Growth Opportunities Standard Class	1,169	47.82	55,883	34,604
LVIP Baron Growth Opportunities Service Class	9,835	47.03	462,591	381,463
LVIP BlackRock Emerging Markets RPM Standard Class	3,942	9.35	36,846	42,193
LVIP BlackRock Equity Dividend RPM Standard Class	2,958	17.81	52,670	48,163
LVIP BlackRock Inflation Protected Bond Standard Class	6,599	10.35	68,300	69,767
LVIP Capital Growth Standard Class	579	41.89	24,252	16,928
LVIP Clarion Global Real Estate Standard Class	9,333	9.73	90,829	74,085
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	9,253	12.64	116,949	108,596
LVIP Delaware Bond Standard Class	65,189	13.90	906,317	873,603
LVIP Delaware Diversified Floating Rate Standard Class	23,398	10.06	235,318	238,344
LVIP Delaware Growth and Income Standard Class	2,006	44.35	88,959	67,112
LVIP Delaware Social Awareness Standard Class	776	46.22	35,877	24,721
LVIP Delaware Special Opportunities Standard Class	449	41.90	18,823	16,100
LVIP Dimensional Non-U.S. Equity RPM Standard Class	8,098	9.40	76,147	78,722
LVIP Dimensional U.S. Equity RPM Standard Class	9,159	14.16	129,664	114,966
LVIP Dimensional/Vanguard Total Bond Standard Class	2,867	10.52	30,155	30,145

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Global Income Standard Class	15,974	$11.56	$184,598	$185,214
LVIP JPMorgan High Yield Standard Class	8,627	11.08	95,600	95,861
LVIP JPMorgan Mid Cap Value RPM Standard Class	2,555	15.62	39,908	26,820
LVIP Managed Risk Profile 2030 Standard Class	61,260	12.17	745,775	642,762
LVIP Managed Risk Profile Conservative Standard Class	11,062	13.94	154,243	134,623
LVIP Managed Risk Profile Growth Standard Class	39,473	13.47	531,854	497,615
LVIP Managed Risk Profile Moderate Standard Class	40,475	14.11	571,062	520,552
LVIP MFS International Growth Standard Class	7,203	13.69	98,636	88,897
LVIP MFS Value Standard Class	3,230	37.27	120,372	88,844
LVIP Mid-Cap Value Standard Class	4,048	22.96	92,961	63,879
LVIP Mondrian International Value Standard Class	26,350	16.94	446,422	432,368
LVIP Money Market Standard Class	16,083	10.00	160,832	160,832
LVIP SSgA Bond Index Standard Class	18,845	11.43	215,302	209,592
LVIP SSgA Conservative Index Allocation Standard Class	3,070	12.26	37,640	36,597
LVIP SSgA Developed International 150 Standard Class	3,107	9.08	28,198	26,023
LVIP SSgA Emerging Markets 100 Standard Class	17,157	9.29	159,355	173,237
LVIP SSgA Global Tactical Allocation RPM Standard Class	10,565	11.98	126,561	124,908
LVIP SSgA International Index Standard Class	12,349	8.66	106,903	104,254
LVIP SSgA Large Cap 100 Standard Class	7,342	15.95	117,141	76,753
LVIP SSgA Moderate Index Allocation Standard Class	2,970	13.16	39,084	38,131
LVIP SSgA Moderate Structured Allocation Standard Class	8,082	12.65	102,236	91,190
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	1,305	12.95	16,894	16,723
LVIP SSgA S&P 500 Index Standard Class	41,308	14.65	605,197	400,371
LVIP SSgA Small-Cap Index Standard Class	3,237	26.99	87,376	68,378
LVIP SSgA Small-Mid Cap 200 Standard Class	1,513	14.91	22,558	19,169
LVIP T. Rowe Price Growth Stock Standard Class	2,150	31.18	67,024	52,605
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	6,219	22.08	137,320	95,950
LVIP Templeton Growth RPM Standard Class	1,452	32.85	47,693	47,133
LVIP UBS Large Cap Growth RPM Standard Class	3,356	31.14	104,480	70,184
LVIP Vanguard Domestic Equity ETF Standard Class	2,915	14.75	42,997	32,962
LVIP Vanguard International Equity ETF Standard Class	16,673	9.60	159,979	150,974
M International Equity	1,936	11.93	23,095	32,630
MFS VIT Growth Initial Class	6,191	39.75	246,103	160,265
MFS VIT Total Return Initial Class	6,109	24.31	148,502	117,013
MFS VIT Utilities Initial Class	46,391	33.96	1,575,451	1,244,923
NB AMT Large Cap Value I Class	4,620	16.39	75,716	66,544
NB AMT Mid Cap Growth I Class	27,445	24.50	672,412	582,110
NB AMT Mid Cap Intrinsic Value I Class	2,546	17.87	45,501	34,982
PIMCO VIT CommodityRealReturn Strategy Administrative Class	42,827	4.86	208,137	278,818
Putnam VT Growth & Income Class IB	777	26.12	20,290	16,124
Templeton Foreign VIP Class 2	7,206	15.05	108,456	100,475
Templeton Global Bond VIP Class 1	8,153	18.56	151,329	149,829
Templeton Growth VIP Class 1	5,278	14.85	78,384	63,891
Templeton Growth VIP Class 2	1,126	14.61	16,451	13,292

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2014, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
ABVPSF Global Thematic Growth Class A	3,600	(1,889)	1,711
ABVPSF Growth and Income Class A	11,227	(288)	10,939
ABVPSF International Value Class A	850	(234)	616
ABVPSF Large Cap Growth Class A	9	(41)	(32)
ABVPSF Small/Mid Cap Value Class A	4,841	(1,822)	3,019
American Century VP Inflation Protection Class I	806	(1,454)	(648)
American Funds Global Growth Class 2	16,870	(2,226)	14,644
American Funds Global Small Capitalization Class 2	1,133	(1,156)	(23)
American Funds Growth Class 2	9,305	(15,252)	(5,947)

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Growth-Income Class 2	8,293	(3,927)	4,366
American Funds International Class 2	12,005	(1,600)	10,405
BlackRock Global Allocation V.I. Class I	16,605	(8,034)	8,571
Delaware VIP Diversified Income Standard Class	8,572	(4,731)	3,841
Delaware VIP Emerging Markets Standard Class	11,702	(3,758)	7,944
Delaware VIP High Yield Standard Class	2,816	(2,174)	642
Delaware VIP Limited-Term Diversified Income Standard Class	7,283	(5,050)	2,233
Delaware VIP REIT Standard Class	4,745	(6,430)	(1,685)
Delaware VIP Small Cap Value Standard Class	3,141	(4,286)	(1,145)
Delaware VIP Smid Cap Growth Standard Class	5,052	(982)	4,070
Delaware VIP U.S. Growth Standard Class	2,457	(1,031)	1,426
Delaware VIP Value Standard Class	7,680	(8,714)	(1,034)
Deutsche Alternative Asset Allocation VIP Class A	4,794	(384)	4,410
Deutsche Equity 500 Index VIP Class A	1,239	(1,566)	(327)
Deutsche Small Cap Index VIP Class A	1,231	(813)	418
Fidelity VIP Contrafund Service Class	4,163	(2,842)	1,321
Fidelity VIP Equity-Income Service Class	50	(169)	(119)
Fidelity VIP Growth Service Class	3,633	(348)	3,285
Fidelity VIP Growth Opportunities Service Class	45	(34)	11
Fidelity VIP High Income Service Class	214	(6,683)	(6,469)
Fidelity VIP Mid Cap Service Class	2,925	(1,133)	1,792
Fidelity VIP Overseas Service Class	256	(103)	153
Franklin Income VIP Class 1	12,265	(6,580)	5,685
Franklin Mutual Shares VIP Class 1	4,033	(1,966)	2,067
Franklin Small-Mid Cap Growth VIP Class 1	169	(333)	(164)
Invesco V.I. American Franchise Series I	1,368	(14,999)	(13,631)
Invesco V.I. Core Equity Series I	1,135	(11,963)	(10,828)
Invesco V.I. International Growth Series I	436	(435)	1
Janus Aspen Balanced Institutional Class	506	(451)	55
Janus Aspen Balanced Service Class	86	(34)	52
Janus Aspen Enterprise Service Class	517	(509)	8
Janus Aspen Global Research Institutional Class	455	(744)	(289)
Janus Aspen Global Research Service Class	211	(16)	195
Janus Aspen Global Technology Service Class	92	(223)	(131)
LVIP Baron Growth Opportunities Standard Class	79	(193)	(114)
LVIP Baron Growth Opportunities Service Class	10,722	(5,086)	5,636
LVIP BlackRock Emerging Markets RPM Standard Class	4,193	(36)	4,157
LVIP BlackRock Equity Dividend RPM Standard Class	3,270	(287)	2,983
LVIP BlackRock Inflation Protected Bond Standard Class	2,845	(309)	2,536
LVIP Capital Growth Standard Class	178	(25)	153
LVIP Clarion Global Real Estate Standard Class	623	(1,147)	(524)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	2,055	(546)	1,509
LVIP Delaware Bond Standard Class	4,283	(5,672)	(1,389)
LVIP Delaware Diversified Floating Rate Standard Class	21,757	(9,081)	12,676
LVIP Delaware Growth and Income Standard Class	229	(518)	(289)
LVIP Delaware Social Awareness Standard Class	115	(80)	35
LVIP Delaware Special Opportunities Standard Class	118	(46)	72
LVIP Dimensional Non-U.S. Equity RPM Standard Class	2,294	(681)	1,613
LVIP Dimensional U.S. Equity RPM Standard Class	2,523	(1,075)	1,448
LVIP Dimensional/Vanguard Total Bond Standard Class	842	(334)	508
LVIP Global Income Standard Class	10,554	(5,527)	5,027
LVIP JPMorgan High Yield Standard Class	845	(2,146)	(1,301)
LVIP JPMorgan Mid Cap Value RPM Standard Class	352	(231)	121
LVIP Managed Risk Profile 2030 Standard Class	243	(859)	(616)
LVIP Managed Risk Profile Conservative Standard Class	983	(1,311)	(328)
LVIP Managed Risk Profile Growth Standard Class	20,445	(4,015)	16,430
LVIP Managed Risk Profile Moderate Standard Class	13,698	(2,284)	11,414
LVIP MFS International Growth Standard Class	802	(226)	576
LVIP MFS Value Standard Class	2,055	(533)	1,522
LVIP Mid-Cap Value Standard Class	409	(489)	(80)
LVIP Mondrian International Value Standard Class	1,864	(1,141)	723
LVIP Money Market Standard Class	41,698	(67,643)	(25,945)

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSgA Bond Index Standard Class	1,458	(640)	818
LVIP SSgA Conservative Index Allocation Standard Class	888	(537)	351
LVIP SSgA Developed International 150 Standard Class	527	(332)	195
LVIP SSgA Emerging Markets 100 Standard Class	1,739	(986)	753
LVIP SSgA Global Tactical Allocation RPM Standard Class	7,781	(3,189)	4,592
LVIP SSgA International Index Standard Class	7,182	(163)	7,019
LVIP SSgA Large Cap 100 Standard Class	360	(758)	(398)
LVIP SSgA Moderate Index Allocation Standard Class	2,181	(136)	2,045
LVIP SSgA Moderate Structured Allocation Standard Class	456	(1,088)	(632)
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	1,533	(1,868)	(335)
LVIP SSgA S&P 500 Index Standard Class	7,506	(3,252)	4,254
LVIP SSgA Small-Cap Index Standard Class	2,904	(669)	2,235
LVIP SSgA Small-Mid Cap 200 Standard Class	254	(88)	166
LVIP T. Rowe Price Growth Stock Standard Class	824	(103)	721
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	903	(412)	491
LVIP Templeton Growth RPM Standard Class	2,443	(775)	1,668
LVIP UBS Large Cap Growth RPM Standard Class	140	(104)	36
LVIP Vanguard Domestic Equity ETF Standard Class	—	(316)	(316)
LVIP Vanguard International Equity ETF Standard Class	1,315	(461)	854
M International Equity	—	(52)	(52)
MFS VIT Growth Initial Class	1,145	(554)	591
MFS VIT Total Return Initial Class	467	(1,720)	(1,253)
MFS VIT Utilities Initial Class	7,226	(6,395)	831
NB AMT Large Cap Value I Class	—	(184)	(184)
NB AMT Mid Cap Growth I Class	602	(8,544)	(7,942)
NB AMT Mid Cap Intrinsic Value I Class	74	(257)	(183)
PIMCO VIT CommodityRealReturn Strategy Administrative Class	13,319	(5,128)	8,191
Putnam VT Global Health Care Class IB	—	(690)	(690)
Putnam VT Growth & Income Class IB	—	(12)	(12)
Templeton Foreign VIP Class 2	254	(306)	(52)
Templeton Global Bond VIP Class 1	1,564	(2,360)	(796)
Templeton Growth VIP Class 1	572	(260)	312
Templeton Growth VIP Class 2	42	(208)	(166)

The change in units outstanding for the year ended December 31, 2013, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
ABVPSF Global Thematic Growth Class A	1,804	(345)	1,459
ABVPSF Growth and Income Class A	825	(341)	484
ABVPSF International Value Class A	660	(457)	203
ABVPSF Large Cap Growth Class A	—	(97)	(97)
ABVPSF Small/Mid Cap Value Class A	2,700	(2,859)	(159)
American Century VP Inflation Protection Class I	1,855	(1,782)	73
American Funds Global Growth Class 2	17,987	(2,232)	15,755
American Funds Global Small Capitalization Class 2	1,192	(1,969)	(777)
American Funds Growth Class 2	10,313	(7,301)	3,012
American Funds Growth-Income Class 2	15,496	(6,608)	8,888
American Funds International Class 2	6,356	(8,491)	(2,135)
BlackRock Global Allocation V.I. Class I	29,045	(1,364)	27,681
Delaware VIP Diversified Income Standard Class	4,693	(4,554)	139
Delaware VIP Emerging Markets Standard Class	9,385	(5,044)	4,341
Delaware VIP High Yield Standard Class	880	(438)	442
Delaware VIP Limited-Term Diversified Income Standard Class	939	(825)	114
Delaware VIP REIT Standard Class	5,127	(4,928)	199
Delaware VIP Small Cap Value Standard Class	2,878	(4,152)	(1,274)
Delaware VIP Smid Cap Growth Standard Class	2,943	(2,125)	818
Delaware VIP U.S. Growth Standard Class	1,106	(673)	433
Delaware VIP Value Standard Class	5,199	(1,645)	3,554
Deutsche Alternative Asset Allocation VIP Class A	1,475	(94)	1,381
Deutsche Equity 500 Index VIP Class A	1,572	(2,403)	(831)

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Deutsche Small Cap Index VIP Class A	915	(684)	231
Fidelity VIP Contrafund Service Class	11,874	(5,716)	6,158
Fidelity VIP Equity-Income Service Class	62	(325)	(263)
Fidelity VIP Growth Service Class	333	(218)	115
Fidelity VIP Growth Opportunities Service Class	53	(35)	18
Fidelity VIP High Income Service Class	853	(1,254)	(401)
Fidelity VIP Mid Cap Service Class	7,509	(7,130)	379
Fidelity VIP Overseas Service Class	214	(272)	(58)
Franklin Income VIP Class 1	3,604	(438)	3,166
Franklin Small-Mid Cap Growth VIP Class 1	127	(354)	(227)
Franklin Mutual Shares VIP Class 1	11,097	(2,619)	8,478
Invesco V.I. American Franchise Series I	2,128	(4,234)	(2,106)
Invesco V.I. Core Equity Series I	844	(2,851)	(2,007)
Invesco V.I. International Growth Series I	404	(1,662)	(1,258)
Janus Aspen Balanced Institutional Class	545	(402)	143
Janus Aspen Balanced Service Class	18	(33)	(15)
Janus Aspen Enterprise Service Class	70	(47)	23
Janus Aspen Global Research Institutional Class	222	(864)	(642)
Janus Aspen Global Research Service Class	27	(16)	11
Janus Aspen Global Technology Service Class	122	(77)	45
LVIP Baron Growth Opportunities Standard Class	31	(5,631)	(5,600)
LVIP Baron Growth Opportunities Service Class	3,207	(2,921)	286
LVIP BlackRock Equity Dividend RPM Standard Class	3,050	(2,354)	696
LVIP BlackRock Inflation Protected Bond Standard Class	2,915	(353)	2,562
LVIP Capital Growth Standard Class	227	(29)	198
LVIP Clarion Global Real Estate Standard Class	2,475	(1,064)	1,411
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	1,933	(508)	1,425
LVIP Delaware Bond Standard Class	7,388	(11,527)	(4,139)
LVIP Delaware Diversified Floating Rate Standard Class	5,679	(343)	5,336
LVIP Delaware Growth and Income Standard Class	327	(652)	(325)
LVIP Delaware Social Awareness Standard Class	140	(90)	50
LVIP Delaware Special Opportunities Standard Class	249	(50)	199
LVIP Dimensional Non-U.S. Equity RPM Standard Class	4,881	(511)	4,370
LVIP Dimensional U.S. Equity RPM Standard Class	6,381	(909)	5,472
LVIP Dimensional/Vanguard Total Bond Standard Class	1,962	(153)	1,809
LVIP Global Income Standard Class	4,676	(1,498)	3,178
LVIP JPMorgan High Yield Standard Class	2,058	(813)	1,245
LVIP JPMorgan Mid Cap Value RPM Standard Class	417	(6,018)	(5,601)
LVIP Managed Risk Profile 2030 Standard Class	—	(17,607)	(17,607)
LVIP Managed Risk Profile Conservative Standard Class	1,059	(330)	729
LVIP Managed Risk Profile Growth Standard Class	1,487	(1,537)	(50)
LVIP Managed Risk Profile Moderate Standard Class	3,585	(9,850)	(6,265)
LVIP MFS International Growth Standard Class	533	(227)	306
LVIP MFS Value Standard Class	2,033	(486)	1,547
LVIP Mid-Cap Value Standard Class	1,173	(738)	435
LVIP Mondrian International Value Standard Class	590	(2,149)	(1,559)
LVIP Money Market Standard Class	76,424	(62,211)	14,213
LVIP SSgA Bond Index Standard Class	6,280	(1,177)	5,103
LVIP SSgA Conservative Index Allocation Standard Class	2,749	(201)	2,548
LVIP SSgA Developed International 150 Standard Class	1,347	(384)	963
LVIP SSgA Emerging Markets 100 Standard Class	3,451	(628)	2,823
LVIP SSgA Global Tactical Allocation RPM Standard Class	1,726	(4,393)	(2,667)
LVIP SSgA International Index Standard Class	10	(1,520)	(1,510)
LVIP SSgA Large Cap 100 Standard Class	93	(914)	(821)
LVIP SSgA Moderate Index Allocation Standard Class	238	(107)	131
LVIP SSgA Moderate Structured Allocation Standard Class	591	(1,163)	(572)
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	1,535	(38)	1,497
LVIP SSgA S&P 500 Index Standard Class	2,791	(4,099)	(1,308)
LVIP SSgA Small-Cap Index Standard Class	386	(733)	(347)
LVIP SSgA Small-Mid Cap 200 Standard Class	225	(126)	99
LVIP T. Rowe Price Growth Stock Standard Class	1,003	(78)	925
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	912	(483)	429

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Templeton Growth RPM Standard Class	2,039	(366)	1,673
LVIP UBS Large Cap Growth RPM Standard Class	601	(92)	509
LVIP Vanguard Domestic Equity ETF Standard Class	3,351	(281)	3,070
LVIP Vanguard International Equity ETF Standard Class	4,583	(603)	3,980
M International Equity	—	(58)	(58)
MFS VIT Growth Initial Class	1,097	(454)	643
MFS VIT Total Return Initial Class	1,352	(4,126)	(2,774)
MFS VIT Utilities Initial Class	4,584	(1,123)	3,461
NB AMT Large Cap Value I Class	—	(198)	(198)
NB AMT Mid Cap Growth I Class	432	(2,135)	(1,703)
NB AMT Mid Cap Intrinsic Value I Class	112	(751)	(639)
PIMCO VIT CommodityRealReturn Strategy Administrative Class	5,949	(824)	5,125
Putnam VT Global Health Care Class IB	0	-36	(36)
Putnam VT Growth & Income Class IB	0	-12	(12)
Templeton Foreign VIP Class 2	186	-306	(120)
Templeton Global Bond VIP Class 1	1255	-5472	(4,217)
Templeton Growth VIP Class 1	358	-509	(151)
Templeton Growth VIP Class 2	53	-107	(54)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of Lincoln Life & Annuity Company of New York
and

Contract Owners of LLANY Separate Account R for Flexible Premium Variable Life Insurance

We have audited the accompanying statements of assets and liabilities of LLANY Separate Account R for Flexible Premium Variable Life Insurance ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2014, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting LLANY Separate Account R for Flexible Premium Variable Life Insurance at December 31, 2014, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 1, 2015

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account.(2)
(b)	Not applicable.
(c)	(1)	Principal Underwriting Agreement between Lincoln Financial Distributors, Inc. and Lincoln Life & Annuity Company of New York.(3)
(d)	(1)	Form of Policy LN656, including Optional Methods of Settlement(8) and Policy Form LN699, including Optional Methods of Settlement—LR523.(6)
(2)	Accounting Value Rider—Policy Form LR519(8)
(3)	Overloan Protection Rider—Policy Form LR540(9)
(e)	(1)	Application—LFF06300-18(12)
(f)	(1)	Articles of Incorporation of Lincoln Life & Annuity Company of New York(1)
(2)	Bylaws of Lincoln Life & Annuity Company of New York(1)
(g)	Form of Reinsurance Contracts(9)
(h)	Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:
(1)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (11)
(2)	AllianceBernstein Variable Products Series Fund, Inc.(5)
(3)	American Century Variable Portfolios II, Inc.(14)
(4)	American Funds Insurance Series(4)
(5)	Blackrock Variable Series Funds, Inc.(14)
(6)	Delaware VIP Trust(5)
(7)	Deutsche Investments VIT Funds(11)
(8)	Deutsche Variable Series II(4)
(9)	Fidelity Variable Insurance Products(5)
(10)	Franklin Templeton Variable Insurance Products Trust(5)
(11)	Janus Aspen Series(13)
(12)	JPMorgan Insurance Trust(4)
(13)	Legg Mason Partners Variable Equity Trust(5)
(14)	Lincoln Variable Insurance Products Trust(5)
(15)	M Fund, Inc.(11)
(16)	MFS Variable Insurance Trust(5)
(17)	Neuberger Berman Advisers Management Trust(11)
(18)	PIMCO Variable Insurance Trust(4)
(i)	(1)	Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(7)
(2)	Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(10)
(j)	Not applicable.
(k)	Opinion and Consent of John L. Reizian, Esq. (Filed Herewith)
(l)	Not Applicable.
(m)	Not Applicable.

(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
(o)	Not applicable.
(p)	Not applicable.
(q)	Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii)(4)

(1)	Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 333-77496) filed on April 2, 2007.
(2)	Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.
(3)	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 (File 333-145531) filed on November 16, 2007.
(4)	Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(5)	Incorporated by reference to Post-Effective Amendment No. 19 on Form N-6 (File No. 333-155333) filed on April 1, 2015.
(6)	Incorporated by reference to Post-Effective Amendment No. 6 on Form N-6 (File No. 333-115882) filed on December 19, 2008.
(7)	Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(8)	Incorporated by reference to Registration Statement on Form S-6 (File No. 333-90508) filed on June 14, 2002.
(9)	Incorporated by reference to Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008.
(10)	Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84684) filed on April 7, 2004.
(11)	Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.
(12)	Incorporated by reference to Registration Statement on Form N-6 (File No. 333-155333) filed on November 13, 2008.
(13)	Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.
(14)	Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.
Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Randal J. Freitag**	Executive Vice President, Chief Financial Officer and Director
George W. Henderson, III Granville Capital 300 North Greene Street Greensboro, NC 27401	Director
Mark E. Konen**	Executive Vice President and Director
M. Leanne Lachman 870 United Nations Plaza, #19-E New York, NY 10017	Director
Louis G. Marcoccia Senior Vice President Syracuse University Crouse-Hinds Hall, Suite 620 900 South Crouse Avenue Syracuse, NY 13244	Director
Patrick S. Pittard 20 Cates Ridge Atlanta, GA 30327	Director
Robert O. Sheppard*	Second Vice President, Secretary and General Counsel
*	Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202
**	Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.)
Item 29. Indemnification
(a)	Brief description of indemnification provisions:
In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.
Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account S for Flexible Premium Variable Life; Lincoln New York Account T Variable Annuity; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.
(b)	Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Elizabeth M. O’Brien*	Senior Vice President and Director
Thomas O’Neill*	Senior Vice President, Chief Operating Officer and Director
Carl R. Pawsat***	Interim Financial and Operation Principal
Nancy A. Smith*	Secretary
*	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
**	Principal business address is 350 Church Street, Hartford, CT 06103
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
(c)	N/A

Item 31. Location of Accounts and Records
Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, LLANY Separate Account R for Flexible Premium Variable Life Insurance, has duly caused this Post-Effective Amendment Number 12 to the Registration Statement (File No.: 333-141768; 811-08651; CIK: 0001055225) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Greensboro and State of North Carolina, on the 3rd day of April, 2015.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

LLANY Separate Account R for Flexible Premium
Variable Life Insurance
(Registrant)

By	/s/ Joshua Durand
Joshua Durand
Vice President
Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York
(Depositor)

By	/s/ Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 12 to the Registration Statement (File No.: 333-141768; 811-08651; CIK: 0001055225) has been signed below on April 3, 2015 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

Signature	Title

/s/ Dennis R. Glass *	President
Dennis R. Glass

/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer and
Ellen G. Cooper	Director

/s/ Randal J. Freitag *	Executive Vice President, Chief Financial Officer and Director
Randal J. Freitag

/s/ George W. Henderson, III *	Director
George W. Henderson, III

/s/ Mark E. Konen *	Executive Vice President and Director
Mark E. Konen

/s/ M. Leanne Lachman *	Director
M. Leanne Lachman

/s/ Louis G. Marcoccia *	Director
Louis G. Marcoccia

/s/ Patrick S. Pittard *	Director
Patrick S. Pittard

*By:	/s/ John L. Reizian
John L. Reizian
Attorney-in-Fact, pursuant to a Power-
of-Attorney filed with this Registration
Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Lincoln Life & Annuity Flexible Premium Variable Life Account M: File No. 333-141782, 333-141788, 333-141789, 333-141785, 333-141790, 333-141779, 333-141767, 333-141771, 333-141775, 333-148917; 333-155333; 333-170383; 811-08559

LLANY Separate Account R for Flexible Premium Variable Life: File No. 333-141780, 333-141784, 333-141786, 333-141768, 333-141772, 333-141776; 333-149053; 811-08651

LLANY Separate Account S for Flexible Premium Variable Life: File No. 333-141777, 333-141773, 333-141769; 811-09257

Lincoln Life & Annuity Flexible Premium Variable Life Account Y: File No. 333-141781, 333-141783, 333-141787, 333-141770, 333-141774, 333-141778; 333-159954, 811-21029

Lincoln Life & Annuity Flexible Variable Life Account JA-B: 033-77496; 811-08470

Variable Annuities Separate Accounts:

Lincoln Life & Annuity Variable Annuity Account H: 333-141756, 333-141758, 333-141761, 333-141754, 333-141763, 333-141766, 333-171097; 333-176216; 333-181617; 811-08441

Lincoln Life & Annuity Variable Annuity Account L: 333-141755; 811-07785

Lincoln New York Account N for Variable Annuities: 333-141752, 333-141757, 333-141759, 333-141760, 333-141762, 333-145531, 333-149449; 333-171096; 333-175691; 333-176213; 333-181616; 333-186895; 333-193276; 333-193277; 333-193278; 811-09763

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/ Dennis R. Glass	President and Director
Dennis R. Glass

/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
Ellen Cooper

/s/ Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ George W. Henderson, III	Director
George W. Henderson, III

/s/ Mark E. Konen	Executive Vice President and Director
Mark E. Konen

/s/ M. Leanne Lachman	Director
M. Leanne Lachman

/s/ Louis G. Maroccia	Director
Louis G. Marcoccia

/s/ Patrick S. Pittard	Director
Patrick S. Pittard

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
Delson R. Campbell

/s/ Scott C. Durocher
Scott C. Durocher

/s/ Kimberly A. Genovese
Kimberly A. Genovese

/s/ Daniel P. Herr
Daniel P. Herr

/s/ Donald E. Keller
Donald E. Keller

/s/ Brian A. Kroll
Brian A. Kroll

/s/ John L. Reizian
John L. Reizian

/s/ Lawrence A. Samplatsky
Lawrence A. Samplatsky

/s/ Stephen R. Turer
Stephen R. Turer

/s/ John D. Weber
John D. Weber

Version:  March 2015